UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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DECKERS OUTDOOR CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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DECKERS
BRANDS

PROXY STATEMENT

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

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2015 PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
SUMMARY INFORMATION

ANNUAL MEETING OF STOCKHOLDERS

DATE	September 10, 2015
TIME	4:00 p.m. PST
LOCATION	Deckers Outdoor Corporation Corporate Headquarters 250 Coromar Drive Goleta, California 93117
RECORD DATE	July 14, 2015
VOTING	Stockholders as of the Record Date (as defined in this Proxy Statement) are entitled to vote

VOTING ITEMS

PROPOSALS	MATTER	BOARD VOTE RECOMMENDATION	PAGE REFERENCE

1	Election of nine directors	FOR EACH DIRECTOR NOMINEE	9
2	Ratification of KPMG LLP as independent registered public accounting firm for the fiscal year 2016	FOR	66
3	Advisory vote to approve Named Executive Officer compensation	FOR	68
4	Approve the Employee Stock Purchase Plan	FOR	70
5	Approve the 2015 Stock Incentive Plan	FOR	73
We may also transact any other business that may properly come before the Annual Meeting. As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement.

HOW TO VOTE

Your vote is important to the future of Deckers Outdoor Corporation. You are eligible to vote if you were a stockholder of record at the close of business on July 14, 2015. Please refer to the section of this Proxy Statement titled "Questions and Answers about the 2015 Annual Meeting of Stockholders and Voting" for additional information on how to vote your shares.

PROPOSAL NO. 1 DIRECTOR NOMINEES

The following table provides summary information about each director nominee.

					Deckers Committees
Name, Primary Occupation	Age	Director Since	Independent	Other Public Company Boards	A	C	CG

Angel R. Martinez Chair of the Board of Directors and Chief Executive Officer	60	2005	NO	1
John M. Gibbons Corporate Director	66	2000	YES	None	●
Karyn O. Barsa Corporate Director	54	2008	YES	1	●	●
Nelson C. Chan Corporate Director	54	2014	YES	3	●
Michael F. Devine, III Corporate Director	56	2011	YES	2	ª	●
John G. Perenchio Corporate Director	60	2005	YES	None		●	●
James Quinn Corporate Director	63	2011	YES	2			ª
Lauri M. Shanahan Corporate Director, Independent Consultant	52	2011	YES	1		ª
Bonita C. Stewart Vice-President, Partner Business Solutions, Americas at Google, Inc.	58	2014	YES	None			●
___________________________
ª Committee Chair
A:    Audit
C:    Compensation
CG:    Corporate Governance

•	No director nominee attended fewer than 75% of the meetings of our Board of Directors or meetings of any Board committee on which he or she sits.

•	Each director nominee is elected annually by a majority of the votes cast at the Annual Meeting.

•	Our Board of Directors recommends that you vote FOR each of the director nominees named in this Proposal No. 1.

PROPOSAL NO. 2 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

•	As a matter of good corporate governance, we are asking our stockholders to ratify the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2016.

•	Ratification of the selection requires the vote of a majority of the shares present and entitled to vote at the Annual Meeting.

•	Our Board of Directors recommends that you vote FOR this Proposal No. 2.

PROPOSAL NO. 3 NAMED EXECUTIVE OFFICER COMPENSATION ADVISORY VOTE

•
We are asking our stockholders to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, or NEOs, as disclosed in the section of this Proxy Statement titled "Compensation Discussion and Analysis". Below is a summary of the key elements and other features of our executive compensation program.

•	Advisory approval of the proposal requires the vote of a majority of the shares present and entitled to vote at the Annual Meeting.

•
Our Board of Directors recommends that you vote FOR this Proposal No. 3 because it believes that our compensation policies and practices are effective in achieving our goals of appropriately incenting and paying for financial and operating performance, and aligning our executives' interests with those of our stockholders.

MAIN EXECUTIVE COMPENSATION ELEMENTS

ELEMENT	TYPE	TERMS

Base Salary	CASH	• Base salary increases must be approved by our Compensation Committee.

Annual Cash Incentive	CASH	• Performance-based cash awards are earned based on achievement of annual Company performance goals approved by our Compensation Committee.

2015 NSU Equity Incentive Plan Awards (Nonvested Stock Units, or "NSUs")	EQUITY	• Performance goals for NSUs were based on fiscal year 2015 EPS. Because 2015 EPS goals were achieved at the 97.9% level, 88.9% of the NSUs will vest over a period of approximately 3 years.

2015 Long-Term Equity Incentive Plan ("LTIP") Awards (Restricted Stock Units, or "RSUs")	EQUITY
• Performance goals for RSUs are based on Company performance goals achieved through fiscal year 2017. RSUs will be received, if earned according to plan metrics, 2.5 years after they were granted.

• The grant date fair value of these awards was deemed probable at the target level, which would pay out at 100%.

KEY COMPENSATION CHANGES IN FY 2015

Target Pay Positioning

• Simplified target pay positioning by eliminating "core" and "aspirational" program delineations to drive our NEOs towards stretch budgets and to align with our reduced target pay positioning.

• Reduced overall target pay positioning to 60th to 75th percentile range.

Annual Equity Program

• Formalized grant mix between NSU and LTIP Equity Awards.

• NEOs total annual equity grant allocated 40% NSU and 60% LTIP to further align executive and shareholder interests.

• LTIP awards based on achievement of stretch budgets for two metrics - Revenue and EBITDA.

Annual Cash Incentive Plan • Simplified Cash Incentive Plan design to eliminate the Individual Discretionary Portion for the NEOs and further align executive and shareholder interests.	Peer Group Size • Re-evaluated Peer Group and increased Peer Group size to 20 companies.

PROPOSAL NO. 4 EMPLOYEE STOCK PURCHASE PLAN

•
We are asking our stockholders to approve the adoption and implementation of the Employee Stock Purchase Plan, which will provide our eligible employees with an opportunity to invest in and accumulate share ownership in our Company through after-tax payroll deductions.

•	A review of our Peer Group indicates that 40% of our Peer Group offer an ESPP with similar plan provisions.

•	An authorization of 1,000,000 shares from the stockholders is needed to support the plan for approximately the next 5 years.

•	Approval of the proposal requires the vote of a majority of the shares present and entitled to vote at the Annual Meeting.

•
Our Board of Directors recommends that you vote FOR this Proposal No. 4 because it believes this plan will enhance our ability to attract and retain employees and provide employees with an opportunity to participate in ownership of our shares and thereby have an interest in our success and increased value.

PROPOSAL NO. 5 2015 STOCK INCENTIVE PLAN

•	We are asking our stockholders to approve the adoption of the 2015 Stock Incentive Plan ("2015 SIP"). The 2015 SIP is intended to replace our Company's current 2006 Equity Incentive Plan ("2006 EIP").

•
As with the 2006 EIP, the purpose of the 2015 SIP is to encourage ownership in the Company by key personnel whose long-term service is considered essential to the Company's continued success, which encourages recipients to act in the stockholders' interests and share in the Company's success.

•	Approval of 1,275,000 shares, less one share for every one share granted under the 2006 EIP after March 31, 2015 and prior to the effective date of the 2015 SIP.

•	Approval of the proposal requires the vote of a majority of the shares present and entitled to vote at the Annual Meeting.

•
Our Board of Directors recommends that you vote FOR this Proposal No. 5 because it believes this plan will provide incentives to attract and retain employees whose contributions are important to our success, by offering them an opportunity to participate in our future performances.

OTHER CORPORATE GOVERNANCE CHANGES

•
In February 2014, our Board of Directors approved a change in our fiscal year end from December 31 to March 31 to better align with industry and business. As a result of this change, our 2015 fiscal year ran from April 1, 2014 to March 31, 2015 ("FY 2015"), and our Company had a fiscal transition period from January 1, 2014 to March 31, 2014 ("transition period" or "2014T").

•
In March 2014, our Board of Directors approved a change in the securities exchange on which our Company's shares were listed from the NASDAQ Global Select Market ("NASDAQ") to the New York Stock Exchange ("NYSE"). Our shares began trading on the NYSE in May 2014.

•	In September 2014 and December 2014, Bonita C. Stewart and Nelson C. Chan, respectively, were elected to our Board of Directors to further enhance board performance and diversity.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

Date and Time	September 10, 2015, 4:00 p.m. PST
Place	Deckers Outdoor Corporation
Corporate Headquarters
250 Coromar Drive
Goleta, California 93117

Items to be Voted:

•	Election of Directors. To elect nine directors to serve until the Annual Meeting of Stockholders to be held in 2016, or until their successors are elected and duly qualified.

•
Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2016, from April 1, 2015 to March 31, 2016.

•
Advisory Vote to Approve Named Executive Officer Compensation. To approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as disclosed in the section of this Proxy Statement titled "Compensation Discussion and Analysis".

•	Approve the Employee Stock Purchase Plan. To approve the adoption and implementation of the Employee Stock Purchase Plan.

•	Approve the 2015 Stock Incentive Plan. To approve the adoption of the 2015 Stock Incentive Plan, which is intended to replace the 2006 Equity Incentive Plan.

•	Other Business. To consider and act upon such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.
Board Recommendation: Our Board of Directors recommends that you vote FOR each of the director nominees named in Proposal No. 1 and FOR Proposal Nos. 2, 3, 4 and 5.
Voting at the Annual Meeting: Our Board of Directors has fixed the close of business on July 14, 2015 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. Only stockholders of record at the close of business on the record date are entitled to such notice and to vote, in person or by proxy, at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ ANGEL R. MARTINEZ
Angel R. Martinez Chairman of the Board of Directors and Chief Executive Officer
Your vote is very important.
Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section of this Proxy Statement titled "Questions and Answers about the 2015 Annual Meeting of Stockholders and Voting" or, if you requested to receive printed proxy materials, your enclosed proxy card.
Approximate Date of Mailing of Notice of Internet Availability of Proxy Materials: July 29, 2015

ANNUAL MEETING OF STOCKHOLDERS
Meeting Date: September 10, 2015

PROXY STATEMENT

GENERAL INFORMATION
The enclosed Proxy Statement is solicited on behalf of the Board of Directors of Deckers Outdoor Corporation, which we refer to as "our Company", "we", "us", or "our", for use at our Company's Annual Meeting of Stockholders to be held on Thursday, September 10, 2015 at 4:00 p.m. PST, (the "Annual Meeting"), or at any postponements or adjournments thereof. The Annual Meeting is being held for the purposes described in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

QUESTIONS AND ANSWERS ABOUT THE 2015 ANNUAL MEETING OF STOCKHOLDERS AND VOTING

The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the Securities and Exchange Commission ("SEC"). These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about the Proxy Statement or the Annual Meeting, please see the question titled "Whom shall I contact with other questions?" below.

Q:    What is the purpose of the Annual Meeting?

A:    At the Annual Meeting, our stockholders will be asked to consider and vote upon the matters described in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders, and any other matters that properly come before the Annual Meeting.

Q:    When and where will the Annual Meeting be held?

A:     You are invited to attend the Annual Meeting on Thursday, September 10, 2015, beginning at 4:00 p.m. PST. The Annual Meeting will be held at our corporate headquarters, located at 250 Coromar Drive, Goleta, California 93117.

Q:    What is our Company's fiscal year end?

A:    In February 2014, our Board of Directors approved a change in our fiscal year end from December 31 to March 31. As a result of this change, our 2015 fiscal year ran from April 1, 2014 to March 31, 2015, and our Company had a fiscal transition period from January 1, 2014 to March 31, 2015.

Q:    On what securities exchange are our Company's shares traded?

A:    On March 19, 2014, our Board of Directors approved a change in the securities exchange on which our Company's shares were listed from NASDAQ to the NYSE. Our shares began trading on the NYSE in May 2014.

Q:    Why did I receive these proxy materials?

A:     We are providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual Meeting, and at any postponements or adjournments thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the Annual Meeting in person to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement. Whether or not you expect to attend the Annual Meeting, please vote your shares as soon as possible in order to ensure your representation at the Annual Meeting and to minimize the cost to our Company of proxy solicitation.

Q:    Why did I receive a notice in the mail regarding the Internet availability of proxy materials?

A:     Instead of mailing printed copies to each of our stockholders, we have elected to provide access to our proxy materials over the Internet under the SEC's "notice and access" rules. These rules allow us to make our stockholders aware of the Annual Meeting and the availability of our proxy materials by sending the Notice of Internet Availability of Proxy Materials (the "Notice"), which provides instructions for how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. Accordingly, on or about July 31, 2015, we mailed a Notice to each of our stockholders. The Notice contains instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report, each of which are available at www.proxyvote.com. The Notice also provides instructions on how to vote your shares through the Internet.

Q:    What is the purpose of complying with the SEC's "notice and access" rules?

A:     We believe compliance with the SEC's "notice and access" rules allows us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of our Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials electronically unless you elect otherwise.

Q:    What am I being asked to vote upon at the Annual Meeting?

A:     At the Annual Meeting, you will be asked to:

•	Vote on the election of nine director nominees to serve until the Annual Meeting of Stockholders to be held in 2016, or until their successors are elected and duly qualified (Proposal No. 1);

•	Ratify the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2016 (Proposal No. 2);

•
Vote upon a proposal to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as disclosed in the section of this Proxy Statement titled "Compensation Discussion and Analysis" (Proposal No. 3);

•	Vote to approve the Employee Stock Purchase Plan (Proposal No. 4);

•	Vote to approve the 2015 Stock Incentive Plan (Proposal No. 5); and

•	Act upon such other matters as may properly come before the Annual Meeting or any postponements or adjournments thereof.

Q:    Does the Board of Directors recommend voting in favor of the proposals?

A:     Yes. Our Board of Directors unanimously recommends that you vote "FOR" each of the nine director nominees, "FOR" the ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2016, "FOR" the approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers, "FOR" the Employee Stock Purchase Plan, and "FOR" the 2015 Stock Incentive Plan.

Q:    What are the voting requirements to approve the proposals?

A:     The voting requirements to approve each of the proposals to be voted upon at the Annual Meeting are as follows:

•
Election of Directors (Proposal No. 1) - Our Board of Directors has adopted a majority voting standard for uncontested director elections. This means that each director nominee in an uncontested election will be elected by a majority of the votes cast by the shares entitled to vote on the election of directors (assuming that a quorum is present). An “uncontested election” is an election in which the number of nominees for director is not greater than the number of directors to be elected. A “contested election” is an election in which the number of nominees for director nominated by (i) the Board of Directors, (ii) any stockholder or (iii) a combination of the Board of Directors and any stockholder, exceeds the number of directors to be elected. A “majority of the votes cast” means that the number of votes “FOR” a nominee for director must exceed 50% of the total votes cast. Votes “AGAINST” a nominee for director will count as votes cast for purposes of this proposal, but a “WITHHOLD AUTHORITY” vote with respect to shares will not count as votes cast. In a contested election, directors shall be elected by a plurality of the votes cast by the shares entitled to vote on the election of directors. Under the rules applicable to brokers, brokers no longer possess discretionary authority to vote shares with respect to the election of directors. Accordingly, "broker non-votes" will result for this proposal if brokers do not receive instructions from beneficial owners of our shares. Broker non-votes will not count as votes cast for purposes of this proposal and will not be counted for any purpose in determining whether this proposal has been approved. Please see the question, titled "What happens if I do not vote?" below for a discussion of the effect of “withhold authority” votes and "broker non-votes."

•
Ratification of Selection of Accounting Firm (Proposal No. 2) - Ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2016 will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter (assuming that a quorum is present). Abstentions will have the same effect as votes against the proposal. Because the ratification of the independent registered public accounting firm is a matter on which brokers have the discretion to vote, "broker non-votes" will not result for this proposal.

•
Advisory Vote on Executive Compensation (Proposal No. 3) - Approval of the non-binding advisory resolution regarding the compensation of our NEOs will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter (assuming that a quorum is present). Abstentions will have the same effect as votes against the proposal. "Broker non-votes" will not count as shares present and entitled to vote on the proposal and will not be counted for any purpose in determining whether this proposal has been approved.

•
Approval of the Employee Stock Purchase Plan (Proposal No. 4) - Approval of the ESPP will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter (assuming that a quorum is present). Abstentions will have the same effect as votes against the proposal. "Broker non-votes" will not count as shares present and entitled to vote on the proposal and will not be counted for any purpose in determining whether this proposal has been approved.

•
Approval of the 2015 Stock Incentive Plan (Proposal No. 5) - Approval of the 2015 SIP will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter (assuming that a quorum is present). Abstentations will have the same effect as votes against the proposal. "Broker non-votes" will not count as shares present and entitled to vote on the proposal and will not be counted for any purpose in determining whether this proposal has been approved.

Q:    What happens if a director nominee fails to receive a majority vote in an uncontested election at the Annual Meeting?

A:    Each incumbent director standing for reelection at the Annual Meeting has tendered an irrevocable letter of resignation, effective upon such incumbent director not receiving a majority vote at the Annual Meeting and acceptance of such resignation by the Board of Directors. The Board of Directors must accept or reject such resignation within 90 days following certification of the stockholder vote in accordance with the procedures established by our Bylaws. If a director’s resignation offer is not accepted by the Board of Directors, that director will continue to serve until our Annual Meeting of Stockholders to be held in 2016 and his or her successor is duly elected and qualified or until the director’s earlier death, resignation, or removal.

Any director nominee who is not an incumbent director and who fails to receive a majority vote in an uncontested election will not be elected as a director, and a vacancy will be left on the Board of Directors. The Board of Directors, in its sole discretion, may either fill a vacancy resulting from a director nominee not receiving a majority vote pursuant to our Bylaws or decrease the size of the Board of Directors to eliminate the vacancy. There are no director nominees who are incumbent directors standing for reelection at the Annual Meeting.

Q:    What happens if I do not vote?

A:     The following is a brief explanation of the effect that a decision not to vote shares will have on the proposals to be voted upon at the Annual Meeting:

•
Abstentions - You may "WITHHOLD AUTHORITY" to vote for one or more nominees for director and may abstain from voting on one or more of the other matters to be voted on at the Annual Meeting. Shares for which authority is withheld or that a stockholder abstains from voting will be counted for purposes of determining whether a quorum is present at the Annual Meeting. With respect to Proposal No. 1, shares for which a stockholder elects to "WITHOLD AUTHORITY" will not be included in the total number of votes cast, and thus will have no effect on the outcome of the vote on this proposal. With respect to Proposal Nos. 2, 3, 4 and 5, shares that a stockholder abstains from voting will be included in the total number of shares present and entitled to vote on these proposals, and will have the same effect as a vote "AGAINST" these proposals.

•
Broker Non-Votes - "Broker non-votes" result from shares that are held by a bank, broker, dealer or other nominee that are represented at the Annual Meeting, but with respect to which the nominee holding those shares (i) has not received instructions from the beneficial owner of the shares to vote on the particular proposal, and (ii) does not have discretionary voting power with respect to the particular proposal. Please see the question, titled "Who can vote at the Annual Meeting" below for a discussion of beneficial ownership. Whether a nominee has authority to vote shares that it holds is determined by stock exchange rules. Nominees holding shares of record for beneficial owners generally are entitled to exercise their discretion to vote on Proposal No. 2, but do not have the discretion to vote on Proposal Nos. 1, 3, 4 and 5 unless they receive other instructions from the beneficial owners of the shares. Accordingly, broker non-votes will result for Proposal Nos. 1, 3, 4 and 5. Broker non-votes will not be counted for purposes of determining the number of votes cast or the number of shares present and entitled to vote with respect to these proposals, and will not be counted for any purpose in determining whether these proposals have been approved. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum at the Annual Meeting.

Q:    Who can vote at the Annual Meeting?

A:    Only our stockholders of record at the close of business on July 14, 2015, the Record Date, will be entitled to vote at the Annual Meeting. On the Record Date, there were 32,677,890 shares of our Common Stock outstanding and entitled to vote. Each share of Common Stock issued and outstanding on the Record Date is entitled to one vote on any matter presented for consideration and action by our stockholders at the Annual Meeting.

•
Stockholders of Record - If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare, then you are a "holder of record". As a holder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares using one of the voting methods described in this Proxy Statement and the Notice.

•
Beneficial Owners - If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, then you are the "beneficial owner" of shares held in "street name" and this Proxy Statement is being made available to you by that nominee. The nominee holding your account is considered the holder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the holder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your nominee. Please contact your nominee directly for additional information.

Q:    What is the quorum requirement for the Annual Meeting?

A:     The presence at the Annual Meeting, in person or by proxy, of holders of a majority of the shares of our Common Stock outstanding as of the Record Date, will constitute a quorum at the Annual Meeting. We will treat shares of Common Stock represented by a properly voted proxy, including abstentions and broker non-votes, as present at the Annual Meeting for the purposes of determining the existence of a quorum. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Q:    How can I vote my shares?

A:     •    Stockholders of Record - Stockholders of record can vote by proxy or by attending the Annual Meeting and voting in person. If you vote by proxy, you can vote by Internet, telephone or by mail as described below. Thomas Garcia and Thomas A. George, the designated proxyholders, are members of our Company's management. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

VOTE BY INTERNET	VOTE BY TELEPHONE	VOTE BY MAIL	VOTE AT THE ANNUAL MEETING
You can vote by proxy over the Internet by following the instructions provided in the Notice, or to the extent you requested to receive printed proxy materials, by following the instructions provided on the proxy card. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. EST on September 9, 2015 by visiting www.proxyvote.com and following the instructions. Our Internet voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Notice.

If you requested to receive printed proxy materials, you can vote by telephone pursuant to the instructions provided on the proxy card. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. EST on September 9, 2015.

If you requested to receive printed proxy materials, you can vote by mail pursuant to the instructions provided on the proxy card. If you choose to vote by mail, simply mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided. In order to be effective, completed proxy cards must be received by 11:59 p.m. EST on September 9, 2015.

The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. All shares that have been properly voted and not revoked will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

•    Beneficial Owner - If you are the beneficial owner of your shares, you should have received the Notice or a proxy card with these proxy materials from your bank, broker, dealer or other nominee rather than from us. Simply follow the instructions received from your broker, bank, trustee or nominee to vote on the Internet or, if you received a proxy card, by utilizing the instructions set forth therein. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, trustee or nominee. Follow the instructions from your broker, bank, trustee or nominee or contact your broker, bank, trustee or nominee to request a proxy card.

Q:    How may I attend the Annual Meeting?

A:     You are entitled to attend the Annual Meeting only if you were a holder of record as of the Record Date or hold a valid proxy to vote shares at the Annual Meeting. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis. You should be prepared to present government-issued photo identification for admittance, such as a passport or driver's license. If you are the beneficial owner of your shares, you also will need proof of ownership as of the Record Date to be admitted to the Annual Meeting, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your bank, broker, dealer or other nominee, or similar evidence of ownership. Please note that for security reasons, you and your bags may be subject to search prior to your admittance to the Annual Meeting. If you do not comply with each of the foregoing requirements, you will not be admitted to the Annual Meeting.

Q:    What can I do if I change my mind after I vote my shares?

A:     You may change your vote at any time before your proxy is voted at the Annual Meeting. If you are a holder of record, you may change your vote by (i) providing written notice of revocation to the Secretary of our Company at our corporate headquarters located at 250 Coromar Drive, Goleta, California 93117, (ii) executing a subsequent proxy using any of the voting methods discussed above, or (iii) attending the Annual Meeting and voting in person. However, simply attending the Annual Meeting will not, by itself, revoke your proxy. If you are a beneficial owner of your shares, and you have instructed your bank, broker, dealer or other nominee to vote your shares, you must follow directions received from your nominee to change those instructions. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with the recommendations of the Board of Directors.

Q:    Could other matters be decided at the Annual Meeting?

A:     As of the date this Proxy Statement was made available to stockholders, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. However, if any other matters are presented for consideration at the Annual Meeting including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place in order to solicit additional proxies in favor of one or more of the proposals, the persons named as proxyholders will have discretion to vote on these matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote.

Q:    Who is paying for the cost of this proxy solicitation?

A:     The solicitation of proxies is made on behalf of our Company and all the expenses of soliciting proxies from stockholders will be borne by our Company. In addition to the solicitation of proxies by use of the mail, officers and regular employees may communicate with stockholders personally or by mail, telephone, or otherwise for the purpose of soliciting such proxies, but in such event no additional compensation will be paid to any such persons for such solicitation. We will reimburse banks, brokers, dealers and other nominees for their reasonable out-of-pocket expenses in forwarding solicitation material to beneficial owners of shares held of record by such persons. The total estimated cost of the solicitation of proxies is approximately $101,000.

Q:    What is the deadline to submit stockholder proposals for the 2016 Annual Meeting?

A:     We currently anticipate holding our Annual Meeting of Stockholders for fiscal year 2016 in September 2016. Accordingly, notice of any director nomination or other proposal that you intend to present for inclusion in the proxy materials to be distributed in connection with our Annual Meeting of Stockholders to be held in 2016 must be delivered to our corporate headquarters located at 250 Coromar Drive, Goleta, California 93117 no later than the close of business on April 2, 2016. In addition, your notice must satisfy the conditions for such proposals set forth in our Bylaws, which contain requirements with respect to advance notice of director nominations and other stockholder proposals.

Q:    How can stockholders nominate a candidate for election as a director?

A:      Our Company's Bylaws provide that a stockholder seeking to nominate a candidate for election as a director at an annual meeting of stockholders must provide timely advance written notice. To be timely, a stockholder's notice generally must be received at our corporate headquarters on or before the date 90 days prior to the scheduled date of the annual meeting or, if it is to be held on a later date, on or before the date seven days after we first publish notice of the annual meeting.

Under our Bylaws, a stockholder's notice of a proposed nomination for director to be made at an annual meeting of stockholders must include the following information:

•	The name and address of the stockholder and any Stockholder Affiliate proposing to make the nomination and of the person or persons to be nominated;

•
The class and number of shares of our Company that are, directly or indirectly, beneficially owned by the stockholder or any Stockholder Affiliate and any derivative positions held or beneficially held by the stockholder or any Stockholder Affiliate and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including, but not limited to, any derivative position, short position, or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Affiliate;

•
A representation that the holder is a stockholder entitled to vote his or her shares at the annual meeting and intends to vote his or her shares in person or by proxy for the person nominated in the notice;

•	A description of all arrangements or understandings between the stockholder(s) or Stockholder Affiliate supporting the nomination and each nominee;

•	Any other information concerning the proposed nominee(s) that our Company would be required to include in the Proxy Statement if the Board of Directors made the nomination;

•	The consent and commitment of the nominee(s) to serve as a director;

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For each nominee, a completed and signed questionnaire, in a form provided by our Company upon written request, with respect to the background and qualification of such person being nominated and the background of any other person or entity on whose behalf the nomination is being made;

•
For each nominee, a written representation and agreement, in the form provided by our Company upon written request, with regards to any voting commitments, compensatory arrangements with a third party and compliance requirements applicable to directors of our Company;

•	A description of all agreements, arrangements and understandings between the stockholder and Stockholder Affiliate and any other person, including their names, in connection with the nominee; and

•	Whether the stockholder or any Stockholder Affiliate intends to conduct a proxy solicitation.

For these purposes, "Stockholder Affiliate" means (i) any person controlling, directly or indirectly, or acting in concert with, any stockholder making the nomination, (ii) any beneficial owner of shares of stock of our Company owned of record or beneficially by the stockholder making the nomination, and (iii) any person controlling, controlled by or under common control with the Stockholder Affiliate. The presiding officer of the annual meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. Stockholder nominations submitted in accordance with the requirements of our Company's Bylaws will be forwarded to the Corporate Governance Committee.

Q:    How can stockholders propose other actions for consideration at an annual meeting of stockholders?

A:     Our Company's Bylaws provide that a stockholder seeking to propose actions at an annual meeting of stockholders (other than nomination of directors) must provide timely advance written notice to our Company. To be timely, a stockholder's notice generally must be received at our principal executive office on or before the date 90 days prior to the scheduled date of the meeting or, if it is to be held on a later date, on or before the date seven days after we first publish notice of the meeting.

Under our Bylaws, a stockholder's notice of proposed action to be made at an annual meeting of stockholders must include the following information:

•	A brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the meeting;

•	The name and address of the stockholder and any Stockholder Affiliate proposing such business;

•	The class and number of shares of our Company that are, directly or indirectly, beneficially owned by the stockholder and any Stockholder Affiliate;

•
Any derivative positions held or beneficially held by the stockholder and any Stockholder Affiliate, and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including, but not limited to, any derivative position, short position, or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Affiliate with respect to our Company's securities;

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A description of all agreements, arrangements and understandings between such stockholder or any Stockholder Affiliate and any other person or persons (including their names) in connection with the proposal of such business by such stockholder;

•	Any material interest of the stockholder or any Stockholder Affiliate in such business; and

•	Whether the stockholder or any Stockholder Affiliate intends to conduct a proxy solicitation.

Any stockholder providing such notice shall promptly provide any other information that our Company may reasonably request. For these purposes, "Stockholder Affiliate" means (i) any person controlling, directly or indirectly, or acting in concert with, any stockholder making the proposal for action at an annual meeting, (ii) any beneficial owner of shares of stock of our Company owned of record or beneficially by the stockholder making the proposal for action at an annual meeting, and (iii) any person controlling, controlled by or under common control with the Stockholder Affiliate. The presiding officer of the annual meeting may refuse to acknowledge any business not brought before the meeting in compliance with the foregoing procedure.

Q:    I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:    We have adopted a procedure called "householding", which the SEC has approved. Under this procedure, we are delivering a single copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, this Proxy Statement or the Annual Report, or if you wish to receive separate copies in the future, please write or call us at the following address and telephone number:

Deckers Outdoor Corporation
Attn: Corporate Secretary
250 Coromar Drive
Goleta, California 93117
(805) 967-7611

In addition, if you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact us using the contact information set forth above. Stockholders who hold shares in "street name" may contact their bank, broker, dealer or other nominee to request information about householding.

Q:    Where can I find voting results of the Annual Meeting?

A:    We will announce preliminary voting results with respect to each proposal at the Annual Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time, in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once they are known by our Company.

Q:    Whom should I contact with other questions?

A:    If you have additional questions about this Proxy Statement or the Annual Meeting, or if you would like additional copies of this Proxy Statement, please contact: Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, California 93117, Attention: Corporate Secretary, Telephone: (805) 967-7611.

This Proxy Statement and our Annual Report are available at www.deckers.com/investors

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Overview
Our Company's Bylaws provide for the annual election of directors. Our Bylaws also provide that our Board of Directors will consist of not less than one nor more than nine members. The specific number of members of our Board of Directors within this range is established by our Board of Directors. There are currently nine members of our Board of Directors. Ms. Bonita C. Stewart and Mr. Nelson C. Chan were elected as Board Members in September 2014 and December 2014, respectively.
At the Annual Meeting, stockholders will be asked to elect nine directors to serve until the next Annual Meeting of Stockholders to be held in 2016, or until their successors are elected and duly qualified. Proxies cannot be voted for a greater number of persons than the number of nominees named. The names and certain information concerning the persons nominated by our Board of Directors to become directors at the Annual Meeting are set forth below. Each of the proposed nominees currently serves as a member of our Board of Directors.
If all nominees for director are elected, then following the Annual Meeting, our Board of Directors will consist of nine members, and a majority of our Board of Directors and all members of each of its standing committees will continue to be "independent directors" under applicable securities exchange listing rules, as described below.
Agreements with Directors
None of the directors or nominees for director was selected pursuant to any arrangement or understanding, other than with the directors of our Company acting within their capacity as such. There are no family relationships among directors, nominees for director or executive officers of our Company.
Director Nominations
The Corporate Governance Committee is responsible for identifying and evaluating nominees for election to our Board of Directors. In addition to the candidates proposed by our Board of Directors or identified by the Corporate Governance Committee, the Committee considers candidates for director proposed by stockholders, provided such recommendations are made in accordance with the procedures set forth in our Bylaws. Please refer to the question titled "How can stockholders nominate a candidate for election as a director?" above. Stockholder nominations that meet the criteria outlined below will receive the same consideration that the Committee's nominees receive.
Director Qualifications
Directors are responsible for overseeing and monitoring our business consistent with their fiduciary duties to our stockholders. This significant responsibility requires highly-skilled individuals with various qualities, attributes, and professional experience. As detailed in the section of this Proxy Statement titled "Nominating Procedures and Criteria" below, our Board of Directors believes that there are both general requirements for service as a member of our Board of Directors that are applicable to all directors, and other specialized characteristics that should be represented on the Board as a whole, but not necessarily by each director.
The names of the nominees for director and certain biographical information about each nominee, including any public company directorships held by such nominee over the last five years, are set forth below. In addition, information about the specific qualifications, attributes and skills of each nominee that led to our Board's conclusion that each nominee should serve as a director of our Company is set forth below.
No Legal Proceedings with Directors
There are no legal proceedings related to any of the directors or director nominees which must be disclosed pursuant to Items 103 and 401(f) of Regulation S-K.
Qualifications for All Directors
Essential criteria for candidates considered by the Corporate Governance Committee include the following:

•	Personal and professional integrity

•	Good business judgment

•	Relevant experience and skills

•	Ability to be an effective director in conjunction with the full Board of Directors in collectively serving the long-term interests of our Company's stockholders

•	Commitment to devoting sufficient time and energy to diligently performing duties as a director

Diversity Factors Considered for all Director Nominees
The Corporate Governance Committee considers many factors when identifying nominees for director, including diversity with respect to personal characteristics (including race and gender) as well as diversity in the experience and skills that contribute to our Board's performance of its responsibilities in the oversight of our Company's business. However, the Committee has not adopted a formal policy with respect to the consideration of diversity.
Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board of Directors
The Corporate Governance Committee believes that the competencies we seek in our directors should support our Company's strategies for long-term success. Below we identify the key qualifications and skills our directors bring to our Board of Directors, that we believe are important in light of our business and strategic direction. The particular qualifications and skills that our Board of Directors considered in nominating each individual director nominee are included in the directors' individual biographies below.

OUR COMPANY'S STRATEGY

Build niche brands into global lifestyle leaders	Innovate based on our industry expertise	Grow our global business
Connect with consumers through sophisticated marketing	Evolve and grow our multi-channel distribution	Manage risk appropriately in light of our long-term strategic goals

2016 NOMINEES FOR DIRECTOR

Our director nominees reflect diversity of skills, backgrounds, ethnicities, gender and qualifications valued by our Board. The range of tenure on our Board brings a variety of perspectives to strategic, financial and operational deliberations.
Our Board of Directors has nominated the following nine directors for election at the Annual Meeting: Angel R. Martinez, John M. Gibbons, Karyn O. Barsa, Nelson C. Chan, Michael F. Devine, III, John G. Perenchio, James Quinn, Lauri M. Shanahan, and Bonita C. Stewart. Each director nominee currently serves on our Board of Directors.

NAME	AGE	DIRECTOR SINCE	OCCUPATION

Angel R. Martinez	60	2005	Chair of the Board of Directors and Chief Executive Officer
John M. Gibbons	66	2000	Corporate Director
Karyn O. Barsa	54	2008	Corporate Director
Nelson C. Chan	54	2014	Corporate Director
Michael F. Devine, III	56	2011	Corporate Director
John G. Perenchio	60	2005	Corporate Director
James Quinn	63	2011	Corporate Director
Lauri M. Shanahan	52	2011	Corporate Director, Independent Consultant
Bonita C. Stewart	58	2014	Vice-President, Partner Business Solutions, Americas at Google, Inc.

The biographies of the director nominees are listed below, along with the specific qualifications, attributes, skills and experience of each director that our Board of Directors considered in nominating the directors.

ANGEL R. MARTINEZ
Age: 60 Director Since: 2005
Chairman of the Board and Chief Executive Officer	Other Directorships: Tupperware Brands Corporation
Mr. Martinez has been Chief Executive Officer of our Company since April 2005. In September 2005, Mr. Martinez became a director of our Company and in May 2008, he became Chair of our Board of Directors. Subject to his re-election as a director at the Annual Meeting, Mr. Martinez will remain Chair of the Board of Directors. Mr. Martinez has also served as a director of Tupperware Brands Corporation (NYSE:TUP) since 1998.
Specific Qualifications, Attributes, Skills and Experience

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Industry Experience - Extensive experience in the footwear industry, including serving as Chief Executive Officer and Vice Chair of Keen, LLC, an outdoor footwear manufacturer. Also served in a variety of positions at Reebok International Ltd. and as Chief Executive Officer and President of The Rockport Company, a subsidiary of Reebok.

•	Entrepreneurial - During his tenure at Keen, LLC, successfully established this incipient brand for future growth.

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Sales and Marketing Experience - Served as Executive Vice President and Chief Marketing Officer of Reebok International Ltd., a global athletic brand that sells and markets sports and lifestyle products.

•	International Experience - Held key management roles at Reebok International Ltd., Keen LLC and the Company during periods of international expansion.

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Luxury/Premium Branding Experience - 10 years of experience with the UGG brand, a premier brand in luxurious comfort footwear, handbags, apparel, and cold weather accessories. Participated in the acquisition of the Ralph Lauren Footwear brand, which is managed as a subsidiary of The Rockport Company.

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Retail Experience and Distribution/Logistics Experience - Owned and operated his own retail stores. While President of The Rockport Company, oversaw retail evolution for the brand, including opening over 50 brand stores. Involved in management of supply chain and distribution channels during his many years of industry experience.

•	Public Company Management Experience - Has served as Chief Executive Officer of our Company for 10 years.

•	Risk Oversight Experience - 17 years of experience as a corporate director with risk oversight responsibilities.

JOHN M. GIBBONS
Age: 66 Director Since: 2000
Other Directorships: The Learning Network, Inc.	Board Committees: Audit
Mr. Gibbons is an independent consultant. He is a director of The Learning Network, Inc. He also served as a director and Chair of the Audit Committee of National Technical Systems, Corp., a provider of integrated testing, certification, quality registration and systems evaluation services, from September 2003 until its acquisition in November 2013.
Specific Qualifications, Attributes, Skills and Experience

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High Level of Financial Literacy and Experience - Currently serves as a member of our Company's Audit Committee and previously served as Chair of the Audit Committee from 2012. In addition to the positions listed above, from June 2000 to April 2004, Mr. Gibbons was Vice Chair of TMC Communications, Inc., a long distance, data and internet services provider, and was its Chief Executive Officer from June 2001 to April 2003. Mr. Gibbons was also Vice Chair of Assisted Living Corporation, a national provider of assisted living services, from March 2000 to December 2001.

•
Risk Oversight Experience - Extensive experience in risk oversight as a member and the former Chair of our Company's Audit Committee and former Chair of the Audit Committee of National Technical Systems, Corp.

•	Industry Experience - 15-year directorship at our Company.

•
Public Company Management Experience - On the board, Chief Executive Officer and Chief Operating Officer of The Learning Network, Inc. Previously employed by The Sports Club Company, which was previously listed on the American Stock Exchange, where he was Chief Executive Officer and a director from July 1999 to February 2000 and was President and Chief Operating Officer from January 1995 to July 1999.

•	Entrepreneurial - Has served in a variety of leadership positions for several companies during periods of expansion.

•	Luxury/Premium Branding Experience - Involved in several different capacities at The Sports Club Company, a company which markets clubs to affluent, health conscious individuals.

KARYN O. BARSA
Age: 54 Director Since: 2008
Other Directorships: The Directors' Organization Ltd. Performance Sports Group, Ltd.	Board Committees: Audit Compensation
Ms. Barsa served as Chief Executive Officer of Coyuchi, Inc., a maker of organic cotton bedding, bath and baby products, from April 2009 to May 2013. From February 2008 to April 2009, she served as President and Chief Executive Officer of Investors' Circle, a network of individual and institutional investors focused on sustainable business practices. She serves on the boards of The Directors' Organization Ltd. and Performance Sports Group, Ltd., and the advisory boards of Embark Stores, Inc., the Winter Sports School and Newpark Capital.
Specific Qualifications, Attributes, Skills and Experience

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High Level of Financial Literacy and Experience - In addition to the Chief Executive Officer and director positions discussed above, served as Chief Financial Officer of Patagonia, Inc., a specialty outdoor apparel and equipment manufacturer. Also holds a B.A. in Economics from Connecticut College and an MBA from the University of Southern California.

•	Risk Oversight Experience - Serves as a member of the Audit Committee and serves on the board of The Directors' Organization Ltd. and Performance Sports Group, Ltd.

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Luxury/Premium Branding Experience - In addition to serving as Chief Executive Officer of Coyuchi, Inc., served as Chief Executive Officer of Smith & Hawken, Ltd., a specialty gardening retailer between 1999 and 2001.

•	Industry Experience - Served as Chief Operating Officer and Chief Financial Officer of Patagonia, Inc. when footwear was introduced as a product of the company.

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Distribution/Logistics Experience - As Chief Executive Officer of Coyuchi, Inc., Chief Executive Officer of Smith & Hawken, Ltd, and Chief Operating Officer of Patagonia, Inc. gained extensive experience in management of supply chain and distribution issues.

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Sales and Marketing Expertise - Sales teams reported directly to Ms. Barsa in her roles at Patagonia Inc., Smith & Hawken, Ltd and Coyuchi, Inc. Direct sales and marketing experience as Chief Executive Officer of Investors' Circle and founder of HeadStart Custom Helmets.

•	Retail Experience - Executive experience at Patagonia, Inc., Smith & Hawken, Ltd. and Coyuchi, Inc., all companies with an important retail component.

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Entrepreneurial - Has served in a variety of leadership positions for several companies during periods of expansion, including serving as Chief Executive Officer of Embark Stores, Inc., a start-up pet supplies retailer between May 2007 and February 2008.

NELSON C. CHAN
Age: 54 Director Since: 2014
Other Directorships: Outerwall Inc. Affymetrix, Inc. Synaptics, Inc.	Board Committees: Audit
In December of 2014, Mr. Chan became a director of our Company. Mr. Chan is Chairman of the Board of Directors of Outerwall Inc. (NASDAQ: OUTR). He is also Lead Independent Director of Synaptics, Inc. (NASDAQ: SYNA) and serves as a member of the Board of Directors of Affymetrix, Inc. (NASDAQ: AFFX). Mr. Chan is also a director of several privately held companies. From 2006 to 2008, Mr. Chan served as Chief Executive Officer of Magellan Corporation and from 1992 to 2006, he served in various management positions with SanDisk Corporation. Mr. Chan held sales, marketing and engineering positions at several technology-based companies from 1983 to 1992.
Specific Qualifications, Attributes, Skills and Experience

•	Entrepreneurial - Expertise in building technology companies.

•	High Level of Financial Literacy and Experience - Has held numerous senior management positions with other leading companies, including Chief Executive Officer at Magellan Corporation.

•	Public Company Management Experience - Extensive experience with several leading public and private companies, both as an executive and as a board member.

•	Sales/Marketing Experience - Held key sales, marketing and engineering positions at SanDisk Corporation, Chips and Technologies, Signetics and Delco Electronics.

•	International Experience - Was the Executive Vice President and General Manager, Consumer Business, while at SanDisk Corporation, a global multi-billion dollar company.

•	Risk Oversight Experience - Currently serves as a member of our Company's Audit Committee and has over 8 years of experience as a corporate director with risk oversight responsibilities.

MICHAEL F. DEVINE, III
Age: 56 Director Since: 2011
Other Directorships: Express, Inc. FIVE Below, Inc. The Talbots Inc. Sur La Table, Inc.	Board Committees: Audit Compensation
Mr. Devine retired as Executive Vice President and Chief Financial Officer from Coach, Inc. (NYSE: COH) in 2011. He currently serves as a member of the Board of Directors and Chair of the Audit Committee of Express, Inc. (NYSE: EXPR) and FIVE Below, Inc. (NYSE: FIVE). He also serves as a member of the Board of Directors of The Talbots Inc. and Sur La Table, Inc. From 2004 to 2007, Mr. Devine served as a member of the Board of Directors and Chair of the Audit Committee of Educate (formerly NASDAQ: EEEE), a leading K-12 education service company with solutions such as Sylvan Learning Center. Mr. Devine also previously served as a member of the Board of Directors and of the Audit Committee of NutriSystem, Inc. (NASDAQ: NTRI).
Specific Qualifications, Attributes, Skills and Experience

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High Level of Financial Literacy and Experience - In addition to Mr. Devine's experiences at Coach, Inc. and as a director, prior to joining Coach, Inc. served as Chief Financial Officer and Vice President-Finance of Mothers Work, Inc. from February 2000 until November 2001. From 1997 to 2000, was Chief Financial Officer of Strategic Distribution, Inc., a Nasdaq-listed industrial store operator. From 1995 to1997, was Chief Financial Officer at Industrial System Associates, Inc., and for the prior 6 years he was the Director of Finance and Distribution for McMaster-Carr Supply Co. Holds a Bachelor of Science degree in Finance and Marketing from Boston College and an MBA in Finance from the Wharton School of the University of Pennsylvania.

•	Public Company Management Experience - Experience at Coach, Inc. involved managing a public company during a period of high growth.

•	Risk Oversight Experience - 9 years of experience as a corporate director with risk oversight responsibilities.

•	Luxury/Premium Branding Experience - Coach, Inc. is a leading marketer of modern classic American accessories.

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Industry Experience - In addition to experience at Coach, Inc., serves as a director of Express, Inc., a nationally recognized specialty apparel and accessory retailer offering both women's and men's merchandise.

•	Distribution/Logistics Experience and Retail Experience - Involved in supply chain and wholesale and retail distribution channels while at Coach, Inc.

•	International Experience - Involved in a global brand with worldwide operations while at Coach, Inc.

JOHN G. PERENCHIO
Age: 60 Director Since: 2005
Other: Private Investor	Board Committees: Compensation Corporate Governance
Mr. Perenchio is a private investor. From 1999 until May of 2015, he held controlling interests and was a principal in various music industry companies, involved in the production and sale of recorded music, music publishing and merchandise. Since late 2009, Mr. Perenchio has been involved in Club Ride Apparel, LLC, a start-up sports apparel company in which he owns a controlling interest.
Specific Qualifications, Attributes, Skills and Experience

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Entrepreneurial - Involved in the formation of a myriad of different successful business enterprises, from music to apparel. From 1990 to 2003, served as an executive with Chartwell Partners, LLC, a family owned boutique investment and holding company specializing in the entertainment, media and real estate industries.

•	Industry Experience - Experience in apparel and has been a director of our Company for 10 years.

•	Sales and Marketing Experience - Experience with designing and implementing marketing and sales plans in the music industry, internet retail, real estate industry and the sports apparel industry.

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Risk Oversight Experience - In addition to the director and management experiences discussed above, from 1984 to 1990, served as in-house counsel at Triad Artists, Inc., one of the then premier talent agencies in the world, and prior to that, from 1982 to 1984, he practiced law as an attorney in California.

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Public Company Management Experience - 10-year directorship at our Company. From 1992 to 2007, Mr. Perenchio was a director of Univision Communications Inc., the leading Spanish-language media company in the United States.

JAMES QUINN
Age: 63 Director Since: 2011
Other Directorships: Mutual of America Capital Management, Inc. Prudential Retail Mutual Funds	Board Committees: Corporate Governance
Mr. Quinn retired as President of Tiffany & Co. (NYSE: TIF) effective January 31, 2012. He was named to Tiffany & Co.'s board of directors in 1995 and served until 2008. Mr. Quinn also currently serves as a director of Mutual of America Capital Management, Inc. and Prudential Retail Mutual Funds.
Specific Qualifications, Attributes, Skills and Experience

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Public Company Management Experience - As the former president of Tiffany & Co., oversaw retail sales in Tiffany stores in more than 50 countries, with responsibility for the company's global expansion strategy, including the significant Tiffany & Co. presence established throughout Asia. Joined Tiffany & Co. in 1986 and held a series of significant positions including Vice Chairman prior to his appointment as President in 2003.

•	Luxury/Premium Branding Experience - Tiffany & Co. is a jeweler and specialty retailer whose principal merchandise offering is fine jewelry.

•	Distribution/Logistics Experience and Retail Experience - At Tiffany & Co., involved in supply chain, retail and other distribution channels.

•	International Experience - While at Tiffany & Co., involved in a global brand with worldwide operations.

•	Risk Oversight Experience - 20 years of experience as a corporate director with risk oversight responsibilities.

LAURI M. SHANAHAN
Age: 52 Director Since: 2011
Other Directorships: Charlotte Russe Holdings, Inc., Cedar Fair Entertainment Company	Board Committees: Compensation
Ms. Shanahan is a seasoned retail executive with over 20 years of senior level experience across global, multi-channel, multi-brand enterprises and other specialty retail and consumer service companies. Ms. Shanahan is also on the board of directors and is Chair of the Compensation Committee of Charlotte Russe Holdings, Inc., a specialty retailer of apparel and accessories with over 500 stores, and on the board of Cedar Fair Entertainment Company, a publicly traded partnership that owns and operates amusement parks and resorts in North America. In addition, Ms. Shanahan is a principal of Maroon Peak Advisors, which provides a broad range of advisory services in the retail and consumer products sector.
Specific Qualifications, Attributes, Skills and Experience

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Public Company Management Experience - Joined The Gap Inc. (NYSE: GPS) in 1992 and served for 16 years in numerous leadership roles including Chief Administrative Officer, Chief Legal Officer and corporate secretary.

•	Distribution/Logistics Experience and Retail Experience - Involved in retail and other distribution channels and supply chain while at The Gap Inc. and as a consultant.

•	International Experience—Involved with global brands with worldwide operations while at The Gap Inc. and as a consultant.

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Industry Experience and Luxury/Premium Branding Experience - Gained experience in footwear, apparel and accessories at The Gap Inc., Charlotte Russe Holdings, Inc. and through consulting business. The Gap Inc. is a leading global specialty retailer offering clothing, footwear, accessories, and personal care products for men, women, children, and babies under the Gap, Banana Republic, Old Navy, Piperlime, and Athleta brands.

•
Risk Oversight Experience - In addition to her other leadership roles at The Gap Inc., Ms. Shanahan served as Chief Compliance Officer and Chief Legal Officer where she oversaw the global corporate risk committee as well as the global governance and compliance organization.

BONITA C. STEWART
Age: 58 Director Since: 2014
Other: Vice President, Partner Business Solutions, Americas at Google, Inc.	Board Committees: Corporate Governance
In September of 2014, Ms. Stewart became a director of our Company. Ms. Stewart is currently the Vice President, Partner Business Solutions, Americas at Google, Inc. (NASDAQ:GOOG) and has been with Google, Inc. since 2006. At Google, Inc. she leads strategy, business development and revenue growth plans for large partners using Google, Inc. products. From 2002 to 2006, Ms. Stewart worked for DaimlerChrysler AG where she was Director, Chrysler Group, Interactive Communications and prior to that, Director, Chrysler Brand Communications. Ms. Stewart began her career in 1979 at IBM Corporation where she served in various financial and marketing management positions. Ms. Stewart has an MBA from Harvard Business School.
Specific Qualifications, Attributes, Skills and Experience

•	Industry Experience - Over 24 years of experience in brand management, digital strategy and execution.

•	Financial Literacy and Experience - Leads strategy, business development and revenue growth plans for large partners using Google, Inc. products.

•	Entrepreneurial - Served as President, Chief Operating Officer, and Co-Founder of Nia Enterprises, a web-based company.

•	Sales and Marketing Experience - Sales, marketing, global pricing and online advertising experience.

•
International Experience - Currently the Vice President, Partner Business Solutions, Americas at Google, Inc. and has worked for Chrysler Group and IBM Corporation, which are multi-billion dollar global companies.

•	Public Company Management Experience - Strategic planning, operational large scale (multi-billion). 10-year management career at IBM Corporation.
Summary of Qualifications of 2016 Director Nominees
The table below summarizes the specific qualifications, attributes, skills and experience of each director nominee that led our Board of Directors to conclude that the nominee is qualified to serve on our Board of Directors. While each director nominee is generally knowledgeable in each of these areas, an "X" in the chart below indicates that the item is a specific qualification, attribute, skill or experience that the nominee brings to our Board of Directors. The lack of an "X" for a particular item does not mean that the nominee does not possess that qualification, attribute, skill or experience.

SUMMARY OF DIRECTOR SKILLS AND QUALIFICATIONS	Angel R. Martinez	John M. Gibbons	Karyn O. Barsa	Nelson C. Chan	Michael F. Devine, III	John G. Perenchio	James Quinn	Lauri M. Shanahan	Bonita C. Stewart

Luxury/Premium Branding Experience	X	X	X		X		X	X
Entrepreneurial	X	X	X	X		X			X
Distribution/Logistics Experience	X		X		X		X	X
Retail Experience	X		X		X		X	X
Sales and Marketing Experience	X		X	X		X	X		X
High Level of Financial Literacy and Experience		X	X	X	X				X
International Experience	X			X	X		X	X	X
Public Company Management Experience	X	X		X	X	X	X	X	X
Industry Experience (Footwear, Apparel and Accessories)	X	X	X		X	X		X	X
Risk Oversight Experience	X	X	X	X	X	X	X	X
Voting Requirements
Our Board of Directors has adopted a majority voting standard for uncontested director elections. Each director nominee will be elected by a majority of the votes cast at the Annual Meeting (assuming a quorum is present). A majority of the votes cast means that the number of votes "FOR" a nominee for director must exceed 50% of the total votes cast. Votes "AGAINST" a nominee for director will count as votes cast for purposes of this proposal, but a "WITHHOLD AUTHORITY" vote with respect to shares and broker non-votes will not count as votes cast. Our Board of Directors recommends that you vote "FOR" each of the director nominees. Accordingly, the persons named as proxyholders in the attached proxy will vote to elect all nine director nominees named below unless contrary instructions are given in the proxy. Please refer to the question titled "What are the voting requirements to approve the proposals?" above for additional information.
Although each of the persons named below has consented to serve as a director if elected, and our Board of Directors has no reason to believe that any of the nominees named below will be unable or unwilling to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, our Board of Directors may reduce the number of directors fixed by our Bylaws, or the proxies may be voted for the election of such other person as a director as our Board of Directors may recommend in place of the nominee.
____________________________________________________________________

BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
"FOR"
THE ELECTION OF EACH OF THE ABOVE DIRECTOR NOMINEES.
____________________________________________________________________

CORPORATE GOVERNANCE

Corporate Governance at Deckers
Corporate Governance at Deckers is managed under the direction of our Board of Directors. Our Board of Directors has a long-standing commitment to comprehensive and effective corporate governance practices. Our Board of Directors continues to evaluate our governance arrangements to ensure that the right mix of individuals are present in our boardroom and to best serve our stockholders by ensuring effective oversight of our strategy and management. Our Board of Directors has adopted Corporate Governance Guidelines that set forth the primary framework of governance principles applicable to our Company. The complete copy of our Company's current Corporate Governance Guidelines is available on our website at www.deckers.com/investors.
Corporate Governance Highlights
Our Board of Directors is committed to maintaining the highest standards of corporate governance and has established a strong framework by which our Company is governed. Highlights include:

OUR POLICY OR PRACTICE	DESCRIPTION AND BENEFIT TO OUR STOCKHOLDERS

STOCKHOLDER RIGHTS
Annual Election of Directors	• Our directors are elected annually, reinforcing their accountability to our stockholders.
Single Class of Outstanding Voting Stock	• Our common stockholders control our Company, with equal voting rights.
Majority Voting Standard	• We have a majority voting standard for uncontested director elections.
BOARD STRUCTURE
Director Independence
• Based on the director independence requirements set forth in our Corporate Governance Guidelines, as well as in the applicable NYSE and SEC rules, our Board of Directors has determined that each of our directors, other than Mr. Martinez, is an "independent director".

Lead Independent Director	• We have appointed a Lead Independent Director to perform defined duties, such as discussing and approving Board meeting agendas and communicating with major stockholders, as needed.
Committee Governance
• Our three Board Committees: Audit, Compensation and Corporate Governance, consist exclusively of independent directors and have written charters. Committee composition and charters are reviewed annually by our Board.

Board Leadership and Structure
• Effective leadership structure of a combined Chair of the Board of Directors and Chief Executive Officer, Mr. Martinez. Mr. Martinez partnered closely with our Lead Independent Director, Mr. Gibbons. This leadership structure facilitates communication between our Board and our management.

Annual Board Self-Evaluations	• Our Corporate Governance Committee conducts and oversees the annual self-evaluations of our Board to ensure that each director continues to serve the best interests of our stockholders.
Board Oversight of Risk
• Directors are responsible for supervision of risk management activities with our Audit Committee overseeing risk management. Our full Board of Directors regularly engages in discussions of the most significant risks we face and how these risks are managed.

EXECUTIVE COMPENSATION
Annual Say-on-Pay Vote	• Annually, our stockholders have the opportunity to cast an advisory vote on the compensation payable to our NEOs.
Corporate Governance Principles
Pursuant to Delaware law and our Company's Bylaws, our Company's business, property and affairs are managed under the direction of the Board of Directors. Thus, our Board of Directors is the ultimate decision-making body of our Company, except with respect to those matters reserved to the stockholders.
Our Board of Directors selects the senior management team, which is charged with the day-to-day operations of our Company's business. Members of our Board of Directors are kept informed of our Company's business through discussions with our Chief Executive Officer and other senior management personnel including informally between meetings, by attending brand sales meetings as well as industry events, by reviewing materials requested by them or otherwise provided to them and by participating in periodic informal telephonic meetings, as well as formal meetings of the Board of Directors and its committees. Having selected the senior management team, our Board of Directors acts as an advisor and counselor to senior management, monitors its performance and proposes or makes changes to the senior management team when it deems necessary or appropriate.
Board of Directors Meetings
For the fiscal year ended March 31, 2015, each of the directors attended at least 75% of the meetings of our Board of Directors and the meetings of the committees of our Board on which he or she served. Time is scheduled for our independent directors to meet in an executive session at every Board meeting. As Lead Independent Director, Mr. Gibbons presided at these executive sessions.
Our Company's Corporate Governance Guidelines state that directors are expected to attend each of our Company's annual meetings of stockholders. The majority of the members of the then Board of Directors attended the 2014 Annual Meeting of Stockholders held in September 2014.
Director Independence
Our Corporate Governance Guidelines require that our Board be comprised of a majority of directors, who satisfy the criteria for independence under appropriate NYSE rules. These guidelines help ensure that the interests of our Board of Directors and management align with the interests of our stockholders, and that we are in compliance with applicable securities exchange rules and regulatory requirements. An independent director is one who meets the independence requirements of the NYSE and who our Board affirmatively determines has no material relationship with our Company, directly or indirectly as a partner, stockholder or officer of an entity with which our Company has a relationship.
Based on the director independence requirements set forth in our Company's Corporate Governance Guidelines, as well as in the applicable NYSE rules, our Board of Directors has determined that each of our directors, other than Mr. Martinez, is an "independent director".

Independent Directors
John M. Gibbons
Karyn O. Barsa
Nelson C. Chan
Michael F. Devine, III
John G. Perenchio
James Quinn
Lauri M. Shanahan
Bonita C. Stewart

Board Leadership Structure and Lead Independent Director
We have employed a leadership structure utilizing a combined Chair and Chief Executive Officer with a strong Lead Independent Director for many years and our Board of Directors believes that this leadership structure has been effective. The combined structure provides a single leader for our Company who is seen by our employees, customers, business partners and stockholders as providing clear direction and strong leadership. Furthermore, our Board of Directors believes this structure facilitates communication between our Board of Directors and our management. In light of this combined office, our Board of Directors has implemented various counterbalancing governance structures including a Lead Independent Director, an eight-ninths independent board, committees of the Board of Directors comprised solely of independent directors, and the Corporate Governance Guidelines discussed above.
Balancing our combined Chair of the Board of Directors and Chief Executive Officer is our Lead Independent Director who has important duties in and outside of the boardroom to ensure effective and independent oversight of Board decision making. Mr. Gibbons currently serves as our Lead Independent Director. Our Corporate Governance Guidelines describe these duties, which outline clear responsibilities to ensure independent oversight of our Board, as summarized below.

LEAD INDEPENDENT DIRECTOR
• Coordinates the scheduling and preparation of agendas for the executive sessions of our Board and other meetings of our Board in the absence of the Chair of the Board.

• Chairs executive sessions of our Board and other meetings of our Board, in the absence of the Chair of the Board.

• Approves information sent to our Board.

• Serves as a liaison between the Chair of our Board and the other independent directors.

• Approves meeting agendas and meeting schedules of the Board to assure that there is sufficient time for discussion of all agenda items.

• If requested by major stockholders, consults and directly communicates with stockholders.

• Has the authority to call meetings of the independent directors.

• Pursuant to the direction of Corporate Governance Committee for FY 2015, oversees evaluation of Chair of our Board/Chief Executive Officer.

Current Lead Independent Director: John M. Gibbons

Executive Sessions Led in 2015: 8

Lead Independent Director is selected by the independent directors to serve a two-year term.
Board Committees
Our Board of Directors has three committees: the Audit Committee, the Compensation Committee and the Corporate Governance Committee. Each member of each of the committees is an "independent director" for purposes of the applicable NYSE and SEC rules. Each of our committees has a written charter that describes its purpose, membership, meeting structure and responsibilities. A copy of each committee's charter is available on our website at www.deckers.com/investors. These charters are reviewed annually by each committee, with any recommended changes adopted upon approval by our Board. The charters were last amended in September 2014.
The primary responsibilities, membership and meeting information for the three committees of our Board are listed below.

AUDIT COMMITTEE
• Oversees management's conduct of, and the integrity of, our Company's financial reporting to any governmental or regulatory body, stockholders, other uses of Company financial reports and the public.

• Oversees the qualifications, engagement, compensation, independence and performance of the registered public accounting firm that audits the annual financial statements of our Company and reviews the quarterly reportings and any other registered public accounting firm engaged to prepare or issue an audit report or to perform other audit, review or attest services for our Company.

• Oversees our Company's legal and regulatory compliance.

• Oversees the performance of our Company's internal audit function.

• Oversees the application of our Company's related person transaction policy as established by our Board of Directors.

• Oversees our Company's systems of internal control over financial reporting and disclosure controls and procedures.

• Oversees the application of our Company's code of business conduct and ethics as established by our Board of Directors.

Members: Michael F. Devine, III (Chair) Karyn O. Barsa Nelson C. Chan John M. Gibbons

Meetings in 2015: 8
All members of the Audit Committee meet the independence and experience standards required by the NYSE and the SEC.
Mr. Gibbons, Ms. Barsa, Mr. Chan and Mr. Devine have been determined by the Board to be "audit committee financial experts", per SEC regulations.

COMPENSATION COMMITTEE
• Oversees design of executive compensation program.

• Reviews and approves Company and individual goals and objectives relevant to compensation of our Executive Officers.

• Evaluates the performance of our Executive Officers in light of those goals and objectives.

• Determines and approves the compensation level of our Executive Officers based on this evaluation, including each element of compensation.

• Makes recommendations to our Board of Directors regarding any action that is required by law or regulation to be submitted to stockholders of our Company for approval with respect to incentive-compensation plans and equity-based plans.

• Administers the Company's equity-based plan, and approves or delegates authority to approve individual award grants under those plans or recommend award grants to the Board for approval.

• Produces an annual report on executive compensation for inclusion in our Company's annual report or proxy statement for our annual meeting of stockholders.

Members: Lauri M. Shanahan (Chair) Karyn O. Barsa Michael F. Devine, III John G. Perenchio
Meetings in 2015: 11
All members of the Compensation Committee meet the independence standards required by the NYSE and SEC.

CORPORATE GOVERNANCE COMMITTEE
• Develops and recommends to our Board of Directors a set of Corporate Governance Guidelines applicable to our Company.

• Identifies individuals qualified to become directors, consistent with criteria specified in the Corporate Governance Guidelines.

• Recommends to our Board of Directors the qualified director nominees to be selected by our Board.

• Recommends to our Board of Directors membership of the Board committees.

• Ensures that our Company's Certificate of Incorporation and Bylaws are structured in a way that best serves our Company's practices and objectives and recommends to our Board of Directors amendments for consideration by the Board and/or the stockholders, as appropriate.

• Oversees the evaluation of management, our Board and Board committees.

• Oversees and approves the management continuity planning process.

• Reviews and evaluates the development and succession plan relating to the Chief Executive Officer and our Company's other executive officers.

Members: James Quinn (Chair) John G. Perenchio Bonita C. Stewart
Meetings in 2015: 4
All members of the Corporate Governance Committee meet the independence standards required by the NYSE and SEC.
Nominating Procedures and Criteria
Among its functions, the Corporate Governance Committee considers and approves nominees for election to our Board of Directors. In addition to the candidates proposed by our Board of Directors or identified by the Corporate Governence Committee, the Committee considers candidates for director proposed by our stockholders, provided such recommendations are made in accordance with the procedures set forth in our Bylaws and described in the question titled "How can stockholders nominate a candidate for election as a director?" above. Stockholder nominations that meet the criteria outlined below will receive the same consideration as the Corporate Governance Committee's nominees.
Essential criteria for all candidates considered by the Corporate Governance Committee are discussed in the section of this Proxy Statement titled "Qualifications for All Directors". In evaluating candidates for certain Board positions, the Committee also evaluates additional criteria, as reflected in the section of this Proxy Statement titled "Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board of Directors."
In selecting nominees for our Board of Directors, the Corporate Governance Committee evaluates the general criteria set forth above, identifies the specialized criteria for which the Committee has determined there is a need, prior to commencement of the recruitment process, and considers the candidate's ability to contribute to the success of our Company. In evaluating an existing director for re-election, the Corporate Governance Committee considers a variety of factors, including attendance at Board of Directors and committee meetings, previous performance, length of service on our Board of Directors, experience, skills and contributions brought to our Board of Directors, and independence.
The Board of Directors' nominees for the Annual Meeting have been recommended by the Corporate Governance Committee, as well as our full Board of Directors.
As of the date on which this Proxy Statement was made available to our stockholders, the stockholders had not proposed any candidates for election at the Annual Meeting.
Management Succession
Pursuant to our Corporate Governance Guidelines, the Corporate Governance Committee provides an annual report to our Board of Directors on emergency and expected Chief Executive Officer succession planning. Our Board of Directors works with the Corporate Governance Committee to nominate and evaluate potential successors to the Chief Executive Officer. The Chief Executive Officer provides the Corporate Governance Committee with his input as to potential successors.
Board Role in Risk Oversight
While risk management is primarily the responsibility of our management, our Board of Directors is responsible for the overall supervision of our business, an important element of which is supervision of our risk management activities. Our Board of Directors delegates many of these functions to the Audit Committee. Under its charter, the Audit Committee is responsible for: (i) reviewing and discussing with management, the highest ranking manager of internal audit and the independent registered public accounting firm our Company's financial risk exposures and assessing the policies and processes management has implemented to monitor and control such exposure, (ii) assisting our Board in fulfilling its oversight responsibilities regarding our policies and processes with respect to risk assessment and risk management, including any significant non-financial risk exposures, and (iii) reviewing our annual disclosures concerning the role of our Board in the risk oversight of our Company, such as how our Board administers its oversight function. The Audit Committee also oversees our internal audit function. In addition to the Audit Committee's work in overseeing risk management, our full Board of Directors regularly engages in discussions of the most significant risks that we face and how these risks are being managed, and our Board receives reports on risk management from the Chair of the Audit Committee.

Our legal and internal audit executives report directly to the Audit Committee regarding material risks to our business, among other matters, and the Audit Committee meets in executive sessions with the internal audit executive and with representatives of our independent registered public accounting firm. The Chair of the Audit Committee reports to the full Board of Directors regarding material risks as deemed appropriate. Every Board meeting agenda also includes a time to discuss risk management updates. In addition to the responsibilities undertaken by the Audit Committee, the other Board committees have oversight of specific risk areas, consistent with the committees' charters and responsibilities. For example, the Compensation Committee oversees the design of our executive compensation program so as to mitigate compensation-related risk and our Corporate Governance Committee develops our Corporate Governance Guidelines to establish appropriate governance practices.
Compensation Committee Interlocks and Insider Participation
As of the date on which this Proxy Statement was made available to our stockholders, no member of the Compensation Committee is serving, and during the past year no member of the Compensation Committee has served, as an officer or employee of our Company or any of its subsidiaries. None of these members had any relationship with our Company during 2015 requiring disclosure under Item 404 of Regulation S-K. None of our executive officers currently serves, or in the past year has served, as a member of our Board of Directors, or compensation committee (or other committee serving a similar purpose) of any entity that has an executive officer serving on our Board of Directors or Compensation Committee. We have entered into an indemnification agreement with each of our directors, including each member of the Compensation Committee.
Communications with Directors
Stockholders and other interested parties may communicate with the Chair of the Audit Committee, Corporate Governance Committee, or Compensation Committee, or with our independent directors as a group, by writing to any such person or group.
Communications should be sent
c/o the Corporate Secretary, to our Company's corporate headquarters at:
250 Coromar Drive, Goleta, California 93117.
Communications are distributed to our Board of Directors, or to any individual director, depending on the facts and circumstances described in the communication. In that regard, our Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of our Board of Directors should be excluded, including the following: junk mail and mass mailings, product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, except that any communication that is not distributed will be made available to any independent director upon request.
Code of Ethics and Accounting and Finance Code of Ethics
Our Company has adopted a Code of Ethics to help its officers, directors and other employees comply with the law and maintain the highest standards of ethical conduct. The Code of Ethics contains general guidelines for conducting the business of our Company consistent with the highest standards of business ethics. All of our Company's officers, directors and employees must carry out their duties in accordance with the policies set forth in the Code of Ethics and with applicable laws and regulations. The Code of Ethics complies with the requirements set forth in the NYSE Listed Company Manual.
Our Board has also adopted an Accounting and Finance Code of Ethics which focuses on the financial reporting process and applies to our Company's Chief Executive Officer, Chief Financial Officer and Corporate Controller (and other officers serving similar functions) and is intended to qualify as a "code of ethics" within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder.
To the extent required by law, any amendments to, or waivers from, any provision of the Code of Ethics or the Accounting and Finance Code of Ethics will be promptly disclosed publicly on our corporate website.
Both our Code of Ethics and our Accounting and Finance Code of Ethics are available on our website at www.deckers.com/investors.

EXECUTIVE OFFICERS

EXECUTIVE OFFICER	AGE	POSITION

Angel R. Martinez	60	Chair of the Board of Directors and Chief Executive Officer
Thomas A. George	58	Chief Financial Officer
David Powers	47	President of Deckers Brands
David E. Lafitte	51	Chief Operating Officer
Sergio Azzolari	46	Senior Vice President, Europe, Middle East and Africa
Each executive officer of our Company serves at the discretion of our Board of Directors. Biographical information for our executive officers as of the date on which this Proxy Statement was made available to stockholders, is set forth below. There are no family relationships between any executive officer and any other executive officer or director. None of our executive officers were selected pursuant to any arrangement or understanding, other than with the executive officers of our Company acting within their capacities as such. There are no legal proceedings related to any of the executive officers which must be disclosed pursuant to Item 401(f) of Regulation S-K.
ANGEL R. MARTINEZ
The biographical summary for Mr. Martinez is presented in the section of this Proxy Statement titled "2016 Nominees for Director".
THOMAS A. GEORGE
Mr. George has been our Chief Financial Officer since September 2009. He has over 31 years of experience in corporate finance and accounting, having served in a number of senior level positions with both public and private companies. From February 2005 to September 2009, Mr. George was Chief Financial Officer of Ophthonix, Inc., a private technology company. Prior to Ophthonix, Inc. from October 1997 to February 2005, Mr. George was the Chief Financial Officer of Oakley, Inc., now a division of Luxottica Group S.p.A., a publicy held global consumer products brand with wholesale and retail distribution of multiple product categories including sunglasses and prescription eyewear, apparel, footwear, watches and electronics. Prior to Oakley, Inc from December 1987 to October 1997, Mr. George was the Senior Vice President and Chief Financial Officer of REMEC, Inc., a public technology company. Mr. George has also served as Corporate Controller and Manager of Financial Planning for other public technology firms. He began his career at Coopers & Lybrand, where he became a Certified Public Accountant. He received a B.S. in Business Administration from the University of Southern California.
DAVID POWERS
Mr. Powers joined our Company in 2012 as President of Direct-to-Consumer and was promoted to President of Deckers Brands in March 2015. Mr. Powers has over twenty years of experience in merchandising, concept development and leading global retail operations. Prior to joining our Company, Mr. Powers served 4 years as Vice President of Global Direct-to-Consumer at Converse Inc. Mr. Powers also held several executive leadership roles at The Timberland Company, including Worldwide General Merchandise Manager and Senior Director European Retail, where he led worldwide retail merchandising, marketing, visual and store design, and oversaw European Retail Operations. Prior to this, Mr. Powers spent 10 years at Gap Inc. where he held multiple senior management titles, including Global Divisional Merchandise Manager for the boy's division. Mr. Powers graduated Cum Laude from Northeastern University with a B.S. in Marketing.
DAVID E. LAFITTE
Mr. Lafitte was appointed Chief Operating Officer of our Company in February 2015. From 2012 to January 2015, he was outside General Counsel for our Company. Prior to joining our Company, Mr. Lafitte was a shareholder with the law firm Stradling Yocca Carlson & Rauth, P.C. where he was a member of the firm's board of directors and executive committee, and had been advising our Company since 2006. He received, a J.D. from Tulane University and a B.A. from the University of Colorado.
SERGIO AZZOLARI
Mr. Azzolari joined our Company as Senior Vice President of Europe, Middle East and Africa (EMEA) in February 2015. Most recently, Mr. Azzolari was with Luxottica Group S.p.A. prior to joining our Company. Mr. Azzolari has held a number of leadership roles at several international brands including Fornari S.p.A, Missoni S.p.A. and Benetton Group S.p.A.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee, which we refer to as the Committee for purposes of this Compensation Discussion and Analysis, is responsible for the compensation of our Named Executive Officers (reflected in the table below). In this section we discuss and analyze the compensation of our principal executive and principal financial officer and our three other most highly compensated executive officers, which we refer to as the "Named Executive Officers" for the fiscal year ended March 31, 2015. This section is divided into the following five parts:

EXECUTIVE SUMMARY
COMPENSATION PHILOSOPHY AND OBJECTIVES
COMPENSATION CONSULTANT AND PEER GROUP
ELEMENTS OF FISCAL YEAR 2015 EXECUTIVE COMPENSATION PROGRAM
OTHER COMPENSATION CONSIDERATIONS

NAMED EXECUTIVE OFFICERS

NAME	TITLE	EMPLOYMENT HISTORY AT OUR COMPANY

Angel R. Martinez	Chair of the Board of Directors and Chief Executive Officer	Has been with our company as Chief Executive Officer since 2005 and Chair of of the Board of Directors since 2008. In March 2015, Mr. Powers assumed the role of President from Mr. Martinez.

Thomas A. George	Chief Financial Officer	Joined our Company in September 2009 and continues to lead as Chief Financial Officer.

David Powers	President of Deckers Brands	Appointed as President of Deckers Brands in March 2015. He joined our Company as President of Direct-to-Consumer in August 2012.

David E. Lafitte	Chief Operating Officer	Appointed in February 2015, after serving as our General Counsel via our outside law firm since September 2011.

Constance X. Rishwain	President of UGG Brand	Appointed as President of UGG in 2002, after serving in a number of capacities since she started with our Company in January 1995. Ms. Rishwain will be stepping down at the end of July 2015.

EXECUTIVE SUMMARY

FISCAL YEAR 2015 KEY COMPENSATION PROGRAM CHANGES

Reduced Overall Target Pay Positioning
• Reduced overall target pay positioning for entire program to 60th to 75th percentile range from 75th to 100th percentile for Aspirational elements and median to 75th percentile for Core elements

• Simplified target pay positioning by eliminating Core and Aspirational delineations

• Above median positioning is appropriate as 100% of all Cash Incentive Plan and Annual Equity Awards are performance-based and subject to higher risk of forfeiture than many Peer Group programs

Simplified Annual Cash Incentive Plan
• Simplified Cash Incentive Plan design by eliminating the Individual Discretionary Portion for the NEOs

• All elements of award are formulaic

• Committee retains negative discretion to decrease payouts under this Plan

• Reduced overall maximum payout range from 230% to 200%

Refined Annual Equity Program
• Formalized grant mix between NSU and LTIP Equity Awards

• Total annual equity grant for all NEOs allocated 40% NSU and 60% LTIP RSU to ensure alignment and increase portion tied to long-term performance. Only 47% of value granted through LTIP RSUs to NEOs in the prior fiscal year.

• NSU awards for all NEOs based on achievement of stretch budget goal for one-year diluted EPS with payout range from 0% to 100%

• LTIP awards for all NEOs based on achievement of stretch budget goals for two metrics - Revenue and EBITDA

• LTIP awards payout range from 0% to 200% of target. Maximum payout, however is earned only upon achievement of aspirational performance metrics.

Increased Peer Group Size	• Fully re-evaluated Peer Group and increased Peer Group size to 20 companies from 11 companies
The 2015 Fiscal Year in Review
We believe that our financial and operating results for FY 2015 as compared to the twelve month period ending March 31, 2014, are a reflection of our strong brands, exceptional team of executives, and a compensation program that pays for performance.

FISCAL YEAR 2015 HIGHLIGHTS

• Our Revenue increased 14.5% to a record $1.817 billion.	• We continued our efforts to increase and diversify our global presence, resulting in 35.9% of our business being conducted internationally.
• Our diluted EPS increased 14.5% to $4.66 compared to $4.18 last year.	• Our retail sales increased 12.0% to $384.3 million compared to $343.2 million last year, driven by the opening of 30 new stores.
• Our gross margin was 48.3% compared to 47.7% last year.
• Our E-Commerce sales increased 28.4% to $233.1 million compared to $181.5 million last year, driven by an increase in sales through our existing websites and the addition of new global e-commerce websites.

• Our 5-year total shareholder return (TSR) from December 31, 2009 to March 31, 2015 was 115%.	• We grew our Direct-to-Consumer platform and enhanced our OmniChannel capabilities to better engage and serve consumers in a more connected environment.

Our strong performance over the past three fiscal years is illustrated by the financial metrics in the graphs below. For fiscal years 2012 and 2013, this information is for the 12-month period ending December 31. For fiscal year 2015, this information is for the 12-month period ending March 31, reflecting the change in our fiscal year effected in 2014. The financial metrics below are also used as the performance metrics for our annual Cash Incentive Plan and our NSU and LTIP Equity Incentive Awards for our NEOs employed for the entire fiscal year.

We Pay for Performance
Our executive compensation program is designed to pay for performance and directly align leadership with our stockholders. Our Company performance for the operational measures listed above for FY 2015 were up over the prior fiscal year; however, we did not achieve our performance goals as established by the Committee at the beginning of the fiscal year and therefore the compensation paid to our NEOs reflects this, including as follows:

PROGRAM ELEMENT	PERFORMANCE CRITERIA	2015 PAY FOR PERFORMANCE RESULTS

Base Salary	• Set annually based on past performance, competitive pay data, and scope of responsibilities	• Only Mr. Powers and Ms. Rishwain received base salary increases.

Annual Cash Incentive	• Combination of fiscal year 2015 EBITDA and Revenue targets and other business unit financial performance goals
• Met 92.8% of EBITDA target and 100.3% of consolidated Revenue target. Other business unit financial performance goals paid out according to plan metrics.

• Resulting in CEO, CFO and President of Deckers Brands payout of 78.2% of target.

NSU Equity Incentive	• Fiscal year 2015 one-year diluted EPS targets	• Met 97.9% of fiscal year 2015 EPS target. NSUs therefore earned at 88.9%, which will begin to vest over period of 3 years.

LTIP Equity Incentive	• Fiscal year Revenue and EBITDA targets through 2017
• These awards may be received, only if earned based on fiscal year performance through 2017, approximately 2.5 years after grant.

• The grant date fair value of the LTIP awards shown in the Summary Compensation Table reflects payout at the target 100% level based on the achievement probability at March 31, 2015.

Time-Based RSUs	• Awards granted generally for select new hires and promotions as deemed necessary and appropriate	• Only Mr. Lafitte received this type of equity grant, at the time of hire.
CEO Realized Pay
Due to the strong pay-for-performance relationship that our compensation philosophy requires, the amount of pay realized by our Chief Executive Officer at payout is not necessarily equal to, and may be significantly less than, the pay opportunity targeted for our Chief Executive Officer. This is due to the high portion of his compensation that is at-risk and in particular due to the use of our Cash Incentive Plan awards and NSU and LTIP Equity Incentive Awards, which only pay out if our Company financial and operating performance goals are achieved.
The following graph illustrates the alignment between our CEO's realized pay and the Company's stock price as of fiscal year end over that same period. For example, in FY 2015 the 1-year decrease in stock price from December 31, 2013 to March 31, 2015 was 13.7%. Correspondingly, the CEO's FY 2015 realized pay was 15.6% less than his targeted pay.
Furthermore, our compensation structure is intentionally designed so that a large portion of our CEO's realized pay will be determined by our future long-term performance. Accordingly in the table below, a large portion of his realized pay is valued taking into account the probability and our stock price as of March 31, 2015; but this is only a starting point and is not necessarily indicative of the pay that he will actually realize. All of his equity-based compensation vests, if at all, over long periods, precluding its immediate realization at the grant date and correlating its realizable value to future stock performance.

____________

(1)	For each year, Realized pay includes the following: Base salary actually paid, Cash Incentive Plan actually paid, All Other Compensation actually paid, and for the Equity Incentive Awards as follows:
The 2012 NSUs were not earned and therefore are not included above. As of March 31, 2015, the 2012 LTIP is not deemed probable to vest and therefore is not included above.
The 2013 NSUs are included above as follows: 9,333 shares vested on December 15, 2014 at a stock price of $95.49 plus 18,667 earned but unvested shares at a stock price equal to the market value as of March 31, 2015, or $72.87. As of March 31, 2015, the 2013 LTIP is not deemed probable to vest and therefore is not included above.
The 2015 NSUs, which were earned at 88.9% of target, and the 2015 LTIP, which are deemed probable to vest at the 100% level as of March 31, 2015, are included above at a stock price equal to the market value as of March 31, 2015, or $72.87.
The graph excludes Target Pay and Realized Pay in the amount of $302,333, for the 2014 transition period.

(2)	Stock Price at FYE is determined as of the last day of the fiscal year end for each year which was December 31, 2012, December 31, 2013 and March 31, 2015.

Specific examples over the last four fiscal years of how our pay-for-performance relationship resulted in less than target payouts for our CEO include:

FY 2015	FY 2013
• 2015 NSU Equity Incentive Awards earned at 88.9% of target.	• 2013 LTIP Equity Incentive Awards are not deemed probable as of the end of FY 2015.
• 2015 Annual Cash Incentive Plan award earned at 78.2% of target.
FY 2012	FY 2011
• 2012 NSU Equity Incentive Awards not earned.	• 2011 LTIP Equity Incentive Awards not earned.
• 2012 LTIP Equity Incentive Awards are not deemed probable as of the end of FY 2015.
• 2012 Annual Cash Incentive Plan award did not payout any amounts under the Company Profit or Financial-Performance Portion.

We Have Adopted Other Compensation Practices that Benefit our Stockholders
Our executive compensation programs also have strong governance components, including the following:

		WHAT WE DO		WHAT WE DON'T DO

Independent Compensation Committee	☑	Our Compensation Committee consists entirely of independent directors who select and utilize an independent outside compensation consultant	☒	We do not make compensation decisions for our NEOs without oversight of independent directors

Risk Assessment	☑	Our Compensation Committee performs an annual review of the risks related to our compensation practices	☒	We do not ignore risks related to the design of our compensation program

Annual Cash Incentive	☑	Payment is calculated based on actual financial and operating achievement against pre-established measures for each executive officer	☒	Do not use qualitative performance measures for payment decisions

Annual Long-Term Equity Incentive	☑
40% of the annual target award is provided as NSUs with one year performance goal which, if earned, vests 1/3 over next three years; earn-out is capped at target value

60% of annual target award is provided as LTIP with 3 yr performance goals which, if earned, immediately vests upon meeting the performance criteria
			☒	Generally, we do not grant Equity Incentive Awards without performance goals, except for new hire or promotional awards

Stock Ownership Guidelines	☑	We have formal stock ownership guidelines for our NEOs and directors	☒	We do not allow our NEOs and directors to sell all of their Company stock without complying with a formal policy

Clawback Policy	☑	We adopted a Clawback Policy related to our equity incentive awards granted after 2011	☒	We do not allow our NEOs to retain any financial benefit which is a result of an accounting restatement

Equity Award Vesting Provisions	☑	Our equity awards are subject to double-trigger vesting upon a change-in-control	☒	We do not provide single trigger vesting of equity awards

Repricing	☑	Our 2006 Equity Incentive Plan explicitly prohibits repricing equity awards If approved, our 2015 Stock Incentive Plan will also prohibit repricing	☒	We do not allow any repricing of equity awards

Gross Ups	☑	Our Change of Control and Severance Agreements do not contain excise tax gross up provisions	☒	We do not provide excise tax gross ups

Hedging and Pledging	☑	Our Insider Trading Policy specifically prohibits hedging and pledging of our shares	☒	We do not allow our executives to hedge or engage in any speculative transactions, buy on margin or use stock as collateral for a loan

Dividends on Unvested Equity Awards	☑	Our Equity Incentive Award agreements do not provide for payment of dividends on unvested awards	☒	We do not pay dividends on any unvested equity awards

COMPENSATION PHILOSOPHY AND OBJECTIVES
At the direction of our Board of Directors, the Committee endeavors to ensure that the compensation programs for our executive officers are competitive and consistent with market conditions in order to attract and retain key executives critical to our Company's long-term success.
The Committee also reviews the results of our annual stockholder advisory vote on executive compensation (our "Say on Pay Vote"). The results of our Say on Pay Vote at our 2014 Annual Stockholder Meeting were 21,428,626 "For" votes and 6,984,619 "Against" votes. The Committee considered these results as they evolved our FY 2015 compensation practices.
When reviewing and approving our executive compensation programs, the Committee is guided by the following four principles:

• Attract key executives with the proper background and experience required for the future growth of our Company.
• Provide a significant portion of target total compensation through variable, performance-based components that are at-risk, which can increase or decrease to reflect achievement of pre-established Company goals that the Committee believes are important to the Company's long-term success.

• Provide incentives for achieving both short-term and long-term Company financial and operating goals.
• Align the interests of our executives with our stockholders by tying a significant portion of total compensation to our overall financial and operating performance and the creation of long-term stockholder value.

Guaranteed Pay and At-Risk Pay
Our executive compensation mix is heavily weighted toward performance-based compensation, and limits guaranteed annual pay. We review annually the mix between guaranteed pay and at-risk pay and establish appropriate performance targets so as to mitigate our compensation-related risk.
For example, as illustrated in the charts below, the base salary for our Chief Executive Officer was approximately 18% of his potential FY 2015 compensation and approximately 82% was provided through variable pay elements that are dependent on Company performance.

COMPENSATION CONSULTANT AND PEER GROUP
Compensation Consultant
The Committee receives assessments and advice regarding our Company's compensation practices and philosophy from its independent compensation consultant, Frederic W. Cook & Co., Inc. (FWC). While our Company is not obligated to retain an independent compensation consultant, the Committee believes that the use of an independent consultant provides additional assurance that our executive compensation programs are competitive and consistent with market conditions, as well as consistent with our objectives.
In accordance with applicable SEC rules, the Committee took certain factors, which it believes may affect the independence of a compensation consultant, into consideration when selecting FWC. In particular, at a meeting of the Committee, the Committee discussed: (i) whether any other services had been or were being provided by FWC to the Company, (ii) the amount of fees paid by our Company to FWC as a percent of FWC's total revenues, (iii) FWC's policies and procedures designed to prevent conflicts, a copy of which was provided to the Committee prior to the meeting, (iv) FWC's ownership of Company stock, and (v) any business or personal relationships between FWC and any Committee members or our Company's executive officers. Following the consideration of these factors, and such additional factors as the Committee deemed appropriate under the circumstances, the Committee made an affirmative determination that FWC is independent and unanimously approved the engagement of FWC.
FWC was retained by and reports directly to the Committee. FWC provides information on competitive practices and trends in our industry and makes recommendations regarding the design of our compensation program. Our management did not engage FWC in any other capacity for FY 2015 and does not direct or oversee the retention or activities of FWC with respect to our executive compensation program. Furthermore, management did not recommend the engagement of FWC.
Peer Group
In making compensation decisions, the Committee compares each element of total compensation, as well as total direct compensation, against a peer group of publicly traded footwear and apparel companies that was recommended by FWC and approved by the Committee (collectively, the "Peer Group"). The Peer Group is comprised of companies against which the Committee believes our Company competes for executive talent and stockholder investment. Specifically, the Peer Group includes companies that are in related businesses and of similar size and market value. The Peer Group is reviewed and updated at least annually by the Committee. In June 2014, our Board completely re-evaluated the Peer Group and approved an increase to the size of our Peer Group by adding an additional 9 companies, that have similar business characteristics to those of our Company and removed Warnaco Group, Inc. The Peer Group used for FY 2015 consisted of the following 20 companies:

DECKERS PEER GROUP FOR FISCAL YEAR 2015

• Kate Spade & Company	• Carters, Inc.	• DSW, Inc.
• Crocs, Inc.	• Fossil Group, Inc.	• Express, Inc.
• Skechers U.S.A., Inc.	• Lululemon Athletica, Inc.	• Finish Line, Inc.
• Steven Madden, Ltd.	• Guess, Inc.	• G-III Apparel Group, Ltd.
• Oxford Industries, Inc.	• Quiksilver, Inc.	• Columbia Sportwear Company
• Under Armour, Inc.	• Buckle, Inc.	• Restoration Hardware Holdings, Inc.
• Wolverine World Wide, Inc.	• Chico's FAS, Inc.
Peer Group Characteristics
The Committee considers a variety of characteristics when it selects the Peer Group companies, including the characteristics set forth in the table below. In particular, for FY 2015 the Committee placed emphasis on companies that it felt provided more reliable competitive comparisons and included a new group of retail companies to reflect our OmniChannel business strategy.

Performance vs. Peer Group Companies
In FY 2015, we ranked better than median among our Peer Group companies in one-year performance growth based on a number of significant metrics. The table below shows where we ranked among our 20 peers as of March 31, 2015.

2015 Ranking (out of 20)	1-Year Performance Growth	3-Year Performance Growth (CAGR)

Revenue	7th	12th
EBITDA	9th	15th
EPS (diluted)	8th	13th
For comparison purposes, at the time FY 2015 target compensation was established, our Company's annual Revenues were slightly below the median of the Peer Group, our Company's net income was above the median of the Peer Group, and our Company's market capitalization was slightly above the median of the Peer Group.
The Committee utilizes compensation data gathered from the Peer Group as an initial starting point in making compensation decisions for our Named Executive Officers. The table below illustrates the Peer Group compensation percentile that is targeted by the Committee with respect to the various elements of our executive compensation programs (Base Salary, Annual Cash Incentive Plan, and Annual Equity Incentive Awards). For purposes of this analysis, note that we assume achievement at the target amount for the LTIP awards.

In June 2014, the Committee reduced overall target pay positioning for the entire program to the 60th to 75th percentile range, reflecting a shift from the median to 75th percentile for Core elements and 75th to 100th percentile for Aspirational elements. Simplifying our target pay positioning by eliminating Core and Aspirational delineations in FY 2015 supports our efforts of aligning performance and compensation. The Compensation Committee felt it was appropriate based on the expanded Peer Group and given that these levels provide the foundation for a competitive total pay package that is necessary to attract, retain and incentivize executives with the experience required to drive our future growth. Furthermore, the Committee determined that the positioning of target total compensation above the median is justified by the fact that all Cash Incentive Plan compensation and Equity Incentive Awards are "performance-based" and subject to a higher risk of forfeiture than the average programs of the Peer Group.
While the Committee fully evaluates compensation information from the Peer Group as a starting point in its executive compensation decision-making process, the Committee also continues to exercise its judgment and retains considerable discretion. In particular, the Committee considers a variety of additional factors when setting compensation levels, including recent and projected Company performance, recent individual performance, individual performance expectations, general industry practices and general economic conditions.
Actual Compensation Targets vs. Benchmark Targets
The Committee reviews where actual targeted compensation falls relative to targeted benchmark levels to ensure alignment with our Peer Group targets as well as our compensation philosophy and objectives, as set forth in the table below.

Comparison of NEO FY 2015 Actual Compensation Targets to Benchmark Targets
	Total Cash Compensation (Salary, Annual Cash Incentive Plan)	Total Compensation (Salary, Annual Cash Incentive Plan, NSU and LTIP Awards)

CEO	• 5% above the 60th percentile	• 12% less than the 60th percentile
Other NEOs	• Between 5 and 24% less than the 60th percentile	• Between 0 and 15% less than the 60th percentile

ELEMENTS OF FISCAL YEAR 2015 EXECUTIVE COMPENSATION PROGRAM
The table below outlines information regarding the key elements of our fiscal year 2015 executive compensation program:

ELEMENT	TYPE	OBJECTIVE

Base Salary	Cash	• Attract and retain high quality executives • Pay competitively based on position, experience, scope of responsibility and past performance

Annual Cash Incentive	Cash
• Align and drive the interest of executive with Company and business unit performance/results

• Target bonus percent set as percent of base salary

• Actual bonus payout is entirely based on achievement of Company and business unit financial and operating performance

Equity Incentive Awards	Performance-Based RSUs (NSU and LTIP)
• Drive Company financial and operational goals and align executive interests with those of stockholders

• Actual awards of annual NSU is based on individual and Company performance from prior year and prior years for LTIP

• Awards vest over time to encourage retention of key executives

	Time-Based RSUs	• Attract executive talent; used for new hire and promotion into executive level positions

ELEMENT:

COMPENSATION ELEMENT	PURPOSE	CONSIDERATIONS

Base Salary
• To attract and retain key executives with necessary experience for our future growth.

• To balance the levels of fixed pay with at-risk, variable pay to properly maintain our Company's compensation-related risk.

• Individual performance, experience and responsibility level.

• Peer Group compensation data; Committee annually reviews and adjusts generally at its June meeting.

• Targeted between 60th and 75th percentile of our Peer Group.

The table below summarizes adjustments made to base salaries for our NEOs during FY 2015 compared to FY 2013. None of our NEOs received a base salary increase during 2014T.

FY 2015 NEO Base Salary Increase Over FY 2013

NAME	BASE SALARY	BASE SALARY CHANGE

Angel R. Martinez	$1,200,000	No Change
Thomas A. George	$510,000	No Change
David Powers	$600,000	Increased by 20.0%
David E. Lafitte	$600,000	New Hire
Constance X. Rishwain	$550,000	Increased by 10.0%
Only two of our Named Executive Officers received a salary increase in FY 2015. Mr. Power's salary increase was due to his promotion from President of Direct-to-Consumer to President of OmniChannel. The salary adjustments were made to align this compensation element with market comparables for the affected NEOs.

ELEMENT:

COMPENSATION ELEMENT	PURPOSE	CONSIDERATIONS

Annual Cash Incentive Compensation
• To reward achievement of our financial and operational goals.

• To align our executives' interests with those of our stockholders.

• To establish appropriate Company performance expectations that will drive future growth of our Company.

• To ensure that our executives are accountable for our continued growth and success.

• Committee reviews our annual strategic and financial goals at the beginning of the fiscal year.

• Financial performance goals based on board approved targets derived from our long-term strategic plan.

• Plan designed so that our the NEOs will only receive payment with respect to achievement of Company performance goals if our Company performs well for our stockholders.

• Committee balances the portion of incremental earnings paid as Cash Incentive Plan compensation at various achievement levels as compared to amounts to be returned to the stockholders.

• Use threshold, target and maximum award levels to strike appropriate balance between compensation incentives and risks.

• Committee may exercise negative discretion and reduce award payments under the plan.

For fiscal year 2015, the components of the Cash Incentive Plan compensation were established at the beginning of the fiscal year. Each component of the award for each executive officer is calculated separately by multiplying the full target bonus amount for each executive officer by the percentage of target earned for each component and then multiplying this amount by the weighting of each component in accordance with the terms of the Cash Incentive Plan.
The target amounts and relative weight of our Company Profit Portion and Financial-Performance Portion of each executive's Cash Incentive Plan compensation may be varied by the Committee from year to year. In general, those executives who are responsible for brands and have influence over brand decisions have their cash incentive opportunities less heavily weighted towards our Company profit portion than those executives whose efforts are not directly attributed to specific brands. This enabled the Committee to more specifically tailor the performance targets to the achievement of goals that each executive had the greatest power to influence. For threshold performance, 50% of each component would be earned. For target performance, 100% of each component would be earned. For maximum performance, up to 200% of each component may be earned. For performance at a level that is between the threshold and target amounts, or between the target and maximum amounts, the payout for that portion is determined by linear interpolation.

The target bonus, the percentages applicable to each portion, and the allocation of the 2015 Annual Cash Incentive Plan to each executive is set forth in the table below:

					EARNED ($)
Name	Target Percentage of Salary	Company Profit Portion	Financial-Performance Portion	Total Earned (%)	Company Profit Portion	Financial-Performance Portion	Total	Final Payout (Total x 1.25)(1)

Angel R. Martinez	125%	50%	50%	78.2%	$389,000	$784,000	$1,173,000	$1,466,000
Thomas A. George	75%	50%	50%	78.2%	$99,000	$200,000	$299,000	$374,000
David Powers	75%	50%	50%	78.2%	$117,000	$235,000	$352,000	$440,000
Constance X. Rishwain	75%	20%	80%	60.2%	$43,000	$205,000	$248,000	$310,000
____________

(1)
For FY 2015, the final Cash Incentive Plan compensation was multiplied by 1.25 to address the change in fiscal year from December 31 to March 31. There was no separate Cash Incentive Plan compensation paid out in 2014T.

In FY 2015, for our NEOs employed for the entire fiscal year, the Committee did not reduce any awards under the plan nor grant any discretionary amounts outside of the plan.

Mr. Lafitte was not eligible to participate in the 2015 Annual Cash Incentive Plan because he was hired during the fourth quarter of the fiscal year. Mr. Lafitte received a one-time cash sign-on bonus of $300,000 at hire.

Performance Targets under the 2015 Annual Cash Incentive Plan
The performance targets under the 2015 Annual Cash Incentive Plan, each participating Named Executive Officer's performance in light of the targets and the resulting payout for each component, are summarized below. When establishing these performance targets, the Committee calculates the 2015 Annual Cash Incentive Plan objectives in accordance with our Company's 2015 audited financial statements, as adjusted for certain non-recurring items identified by the Committee at the beginning of the performance period.

Executive Officer	Component	Threshold Performance (1)	Target Performance	Maximum Performance	Results for Each Component

All NEOs	Company Profit (50% for Messrs. Martinez, George and Powers. 20% for Ms. Rishwain and Mr. Worley)	• Annual EBITDA of $270 million	• Annual EBITDA of $292 million	• Annual EBITDA of $321.1 million	Annual EBITDA of $270.9 million, resulting in 51.9% payout.
Angel R. Martinez Thomas A. George David Powers	Financial-Performance Portion • Revenue (50%)	• Annual consolidated Revenue of $1,764.6 million	• Annual consolidated Revenue of $1,811.4 million	• Annual consolidated Revenue of $1,941.8 million	Annual consolidated Revenue of $1,817.1 million, resulting in 104.5% payout
Constance X. Rishwain	Financial-Performance Portion • UGG OmniChannel Revenue (30%) • UGG Americas Wholesale/Distributor Revenue (30%) • UGG Americas Wholesale/Distributor Operating Income (20%)	• UGG OmniChannel Revenue of $861.9 million • UGG Americas Wholesale/Distributor Revenue of $603.5 million • UGG Americas Wholesale/Distributor Operating Income of $165.2 million	• UGG OmniChannel Revenue of $884.7 million • UGG Americas Wholesale/Distributor Revenue of $619.5 million • UGG Americas Wholesale/Distributor Operating Income of $173.6 million	• UGG OmniChannel Revenue of $948.4 million • UGG Americas Wholesale/Distributor Revenue of $664.1 million • UGG Americas Wholesale/Distributor Operating Income of $188.6 million
• UGG OmniChannel Revenue of $884.2 million, resulting in payout of 98.8%
• UGG Americas Wholesale/Distributor Revenue of $609 million, resulting in payout of 67.2%
• UGG Americas Wholesale/Distributor Operating Income of $163.67 million, resulting in payout of 0%

____________

(1)
In addition to the Threshold Performance criteria, (i) in order to receive the Company Profit Portion of the award, a Revenue gate of at least $1.725 billion had to be met and (ii) in order to receive the Financial-Performance Portion of the award, an EBITDA gate of at least $250 million had to be met. These gates were selected by the Committee based on a number of factors, including our Company's long term strategic plan and our Company's performance during the previous fiscal year.

ELEMENT:

COMPENSATION ELEMENT	PURPOSE	CONSIDERATIONS

Equity Incentive Plan Compensation
Overall Equity Plan
• To align NEO's interests with long-term stockholder interests by linking a significant part of each NEO's compensation to Company performance.

• To retain key executives by utilizing long-term vesting provisions.

• To incentivize achievement of Company financial and operational goals.

• To reflect our pay-for-performance philosophy.

• Award amounts based on overall Company performance and each NEO's position and individual performance.

• In order to compare the annual cost of our equity program versus our Peer Group, the Committee evaluates aggregate equity awards based on an annual Stockholder Value Transfer (SVT) rate.

• The Committee set the SVT rate in FY 2015 so that it would be approximately 1%, which is in line with the Peer Group median.

• Other factors considered were the fair value of awards granted to each executive, total outstanding equity awards for each executive, Company-wide annual equity grant usage, and total potential dilution under all employee stock plans.

Performance-Based Non-vested Stock Units (NSU)
• Designed to reward achievement of annual performance goals (FY 2015 diluted EPS) with time-based vesting that occurs after achievement of performance goals.

• 40% of NEOs annual equity award is granted as NSUs.

• Performance metric is one year diluted EPS.

• EPS is an important indicator of profitability that aligns the interests of executive officers with those of stockholders.

• Executives can earn a maximum of 100% of the target award.

• Excludes the impact of share repurchases for purposes of determining achievement of EPS goals in order to reward actual business growth.

	Performance-Based Long-Term Incentive (LTIP) • Designed to reward achievement of long-term performance goals (EBITDA and Revenue in FY 2017). • 60% of NEOs annual equity award is granted as LTIP RSUs.	• Performance metrics are consolidated EBITDA and Revenue. • Must achieve a minimum threshold for both EBITDA and Revenue for any award to be earned.

Time-Based RSUs
• Not a standard part of our annual equity award program.

•To provide special equity awards on an as-needed basis.

• Primarily used for hiring and promotional needs and retention purposes.
• Only Mr. Lafitte received this type of award during FY 2015, at hire. • Vest in equal installments over approximately a three-year period.

A summary of the equity awards used by our Company during FY 2015 and their respective vesting provisions are set forth below:

OVERVIEW OF EQUITY INCENTIVE AWARDS GRANTED IN FISCAL YEAR 2015
Compensation Element	Award Type	Year Granted	Vesting Provisions

Performance-Based Equity Incentive Compensation	NSU	FY 2015
• Once earned based on FY 2015 performance, vest based on continued employment after approximately 3 years following achievement of the performance criteria according to the following schedule: 33% per year at the end of year 2, 3, and 4.

	LTIP RSU	FY 2015
• Vest subject to (1) the achievement of Revenue and EBITDA goals through FY 2017, which are based on a high rate of growth for sales and aggressive profitability goals, and (2) satisfaction of long-term service conditions over a 2.5 year period.

Time-Based Equity Incentive Compensation	RSU	FY 2015	• Vest subject to satisfaction of long-term service conditions over approximately a 3 year period.

NSU Equity Incentive Awards - Performance Metrics
During FY 2015, 40% of each participating NEO's Equity Incentive Plan compensation was issued as NSUs. NSUs are restricted stock units payable in Common Stock of our Company upon satisfying:
• Company performance goals achieved during year of grant; and
• Service related vesting conditions over 3 years following the achievement of the performance criteria.
As discussed in the section of this Proxy Statement titled "Potential Payments Upon Termination or Change of Control" below, this vesting schedule may be accelerated if the executive's employment is terminated for various reasons or upon a change in control followed by a termination.
In June 2014, NSUs were granted that were payable based on the achievement of a fiscal year 2015 diluted EPS goal listed below. When the EPS goal was established, the threshold level was higher than FY 2013 actual performance and above FY 2015 EPS forecasted in earnings guidance to investors. Because the actual FY 2015 diluted EPS did not meet the target amount, only 88.9% of the NSUs granted in FY 2015 were earned, subject to time-based vesting over 3 years.

FY2015 Annual Equity Award Performance Goal as of March 31, 2015	Threshold Performance	Target and Maximum Performance	Actual FY2015 Results (as adjusted) (1)

Diluted EPS goal	$4.28	$4.73	$4.63

____________

(1)
The FY 2015 diluted EPS goal for purposes of determining satisfaction of the NSU award achievement excluded the impact of share repurchases during the year, pursuant to the formula established by the Committee at the time the awards were granted.

LTIP Equity Incentive Awards - Performance Metrics
During FY 2015, 60% of each participating NEO's Equity Incentive Plan compensation was issued as LTIP Equity Incentive Awards. The LTIPs are restricted stock units payable in Common Stock of our Company upon satisfying:
• Company performance goals achieved during FY 2017; and
• Service related vesting conditions over approximately 2.5 years following the grant date.
For the FY 2015 LTIP awards, the Committee adopted a methodology that incorporated minimum performance qualifiers of $250 million EBITDA and $1,587.6 million in Revenue for the 12-month period ending March 31, 2017. So long as both of those qualifiers are achieved then the following metrics are used to calculate the LTIP awards earned by the NEOs.

2015 LTIP Performance Goals	Weight of Award Allocated to Each Goal	Threshold Performance	Target Performance	Maximum Performance

Revenue	50%	$2,155.0 million	$2,225.0 million	$2,446.7 million
EBITDA	50%	$335.9 million	$350.8 million	$394.2 million
To the extent Company financial performance is achieved above the threshold level, the number of RSUs that will vest will increase up to the maximum number of units issued under the 2015 LTIP award as determined by linear interpolation. In addition, the recipient of the 2015 LTIP award must provide service to our Company through the end of March 31, 2017.
To understand the context of the FY 2015 LTIP Equity Incentive Awards, it is useful to understand the history of prior LTIP Equity Incentive Awards grants and their current payout expectations, as summarized below:

Prior LTIP Equity Awards	Current Payout Expectation at 3/31/2015	Held by Current NEOs Listed Below

2007 Level 2 LTIP Awards (SARs and RSUs) (1)	Payout at 100%, to vest 80% on 12/31/2015 and 20% on 12/31/2016	Angel R. Martinez Constance X. Rishwain
2011 LTIP Awards	None	Angel R. Martinez Thomas A. George Constance X. Rishwain
2012 LTIP Awards	None	Angel R. Martinez Thomas A. George Constance X. Rishwain
2013 LTIP Awards	None	Angel R. Martinez Thomas A. George Constance X. Rishwain David Powers
____________

(1)	LTIP Awards - longer performance period (10 years)

CEO Target Pay and Realized Pay for FY 2015 Equity Incentive Plan Compensation

FY 2015 Equity Incentive Award	Performance Goal at Target	Actual Performance Goal Achievement Percentage	Payout Percentage	CEO Target Pay	CEO Realized Pay by Award (1)

NSU	Diluted EPS of $4.73	97.9%	88.9%	$1,599,986	$1,204,687
LTIP (2)	Revenue of $2,225.0 million	—	—	$1,200,009	—
LTIP (2)	EBITDA of $350.8 million	—	—	$1,200,009	—
____________

(1)	The 2015 NSUs, which were earned at 88.9% of target are included above at a stock price equal to the market value as of March 31, 2015, or $72.87.

(2)
The 2015 LTIP performance goals are based on the financial performance as of the 12-month period ending March 31, 2017 and therefore the Actual Performance Goal Achievement Percentage, Payout Percentage and CEO Realized Pay by Award cannot be determined at this time.

Stock Ownership Guidelines
To further align their interests with those of our stockholders, our Company adopted Stock Ownership Guidelines for our NEOs in March 2011. The minimum ownership threshholds for our NEOs are determined as a multiple of the officer's base salary. The NEOs are required to achieve the applicable level of ownership within five years of the later of the date these guidelines were adopted or the date the person first became subject to these guidelines as an NEO. Our Directors are required to adhere to the stock ownership guidelines that are referenced in our Corporate Governance Guidelines. The minimum ownership threshold for our directors is determined as a multiple of the directors' annual board retainer fee and must be adhered to within five years of initial election.

POSITION	STOCK OWNERSHIP GUIDELINES

CEO	6x Annual Base Salary
Other NEOs	3x Annual Base Salary
Directors	5x Annual Board Retainer Fee
Clawback Policy
We have adopted a Clawback Policy which will seek reimbursement with respect to incentive compensation paid or awarded to our Company's Executive Officers when the following three factors exists:

•
The incentive compensation payment or award (or the vesting of such award) was based upon the achievement of financial results, as reported in a Form 10-Q, Form 10-K or other report filed with the Securities and Exchange Commission (“SEC”), that were subsequently the subject of a restatement to correct an accounting error due to material noncompliance with any financial reporting requirement under the federal securities laws;

•	A lower payment or award would have been made to such Executive Officer (or lesser or no vesting would have occurred with respect to such award) based upon the restated financial results; and

•	The need for the restatement was identified within three years after the date of the first public issuance or filing of the financial results that were subsequently restated.
The reimbursement to be sought by the Company will be the portion of any cash or equity-based incentive compensation paid to or received by such Executive Officer for or during each of the restated periods that is greater than the amount that would have been paid or received had the financial results been properly reported.

Benefits

	PURPOSE	CONSIDERATIONS

Perquisites and other Executive Benefits	• Provide our US-based NEOs with competitive broad-based employee benefits structured to attract and retain key executives	• Generally reflect benefits provided to all of our US-based full-time employees
The benefits provided to our NEOs are as follows:

•	401(k) defined contribution plan;

•
401(k) plan Company match of 50% of each eligible participant's tax-deferred contributions on up to 6% of eligible compensation on a per payroll period basis, with a true-up contribution if such eligible participant is employed by our Company on the lst day of the calendar year;

•	Premiums for long-term disability insurance and life insurance;

•	Health and welfare benefit plans;

•	Standard employee product discounts; and

•
NEOs and certain other senior executives eligible to contribute to our Company's Nonqualified Deferred Compensation Plan (the "NQDC Plan"). During FY 2015, we did not provide a match on executive deferrals in the NQDC Plan. The plan is described in further detail in the section of this Proxy Statement titled "Nonqualified Deferred Compensation."

Severance Agreements

	PURPOSE	CONSIDERATIONS

Severance Agreements
• Intended to ease a NEOs transition due to an unexpected employment termination by our Company due to on-going changes in our Company's employment needs.

• In exchange, Company receives a general release and non-solicitation provisions.

• Double trigger provisions preserve morale and productivity and encourage retention in the face of the potential disruptive impact of a change-in-control of our Company.

• Retain and encourage the NEOs to remain focused on our business and the interest of our stockholders when considering strategic alternatives.

• The terms of employment for US based NEOs with our Company is "at will", meaning we can terminate them at any time and they can terminate their employment with us at any time.

• Take into account the time it is expected to take a separated executive to find a similarly situated job.

• There are no benefits triggered solely based on the occurrence of a change in control as long as the change of control is approved by a majority of the directors and the successor entity provides for the continuance of the award. However, upon a change in control, the performance conditions of the SARs and RSUs are deemed satisfied, but the awards remain subject to the service based vesting conditions.

• Customary among Peer Group.

The Committee has adopted Change of Control and Severance Agreements for each of our NEOs. The Change of Control and Severance Agreements for our NEOs detail various provisions for benefits and cash payments to be paid in the event of a separation during the normal course of business and in the event a change in control is followed by a subsequent termination. Generally, these agreements specify conditions and benefits for separation of employment within the following categories: death, disability, termination by our Company for cause; termination by executive without good reason; termination by the executive with good reason; and termination by our Company without cause.
Please refer to the discussion in the section of this Proxy Statement titled "Potential Payments upon Termination or Change of Control" for a more detailed discussion of the severance and change in control arrangements.

OTHER COMPENSATION CONSIDERATIONS
Role of Executive Officers in Compensation Decisions
At the request of the Committee, our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer or other senior executives at the request of the Committee may provide compensation and related data to the Committee to facilitate its compensation decisions. In addition, the Committee may consider our Chief Executive Officer's recommendations when making its compensation decisions. However, our Chief Executive Officer is not permitted to be present during deliberations and voting regarding his own compensation, or during other executive sessions of the Committee. The Committee uses the information provided by our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, as well as information provided by our independent consultant FWC, to make compensation decisions for our Named Executive Officers as well as other management personnel. The Committee, which includes only independent members of our Board of Directors, approves all elements of compensation for our Named Executive Officers. The Committee also reviews and approves aggregate equity awards to all employees of the Company based on the recommendations of executive management. The Committee can exercise its discretion in modifying any recommended adjustments or awards to executives.
Risk Considerations
The Committee is responsible for reviewing the risks and rewards associated with our compensation programs for all employees, including our NEOs, to assess whether these programs encourage excessive or unnecessary risk-taking. In conducting this assessment, the Committee considered the following factors:

•
Our compensation program consists of both guaranteed pay (salary, benefits and perquisites) and at-risk pay (Cash Incentive Plan awards and Equity Incentive Awards) and the Committee reviews this mix annually.

•	The performance goals relating to our Cash Incentive Plan involve a mix of Company performance goals.

•	Amounts paid under our Cash Incentive Plan are capped at 200% of target.

•	Our compensation program encourages executive retention through the vesting provisions of awards.

•	We have adopted stock ownership guidelines for our NEOs, which ensures that the interests of our executive officers are aligned with our stockholders.

•	Our Equity Incentive Awards are subject to clawback provisions.

•	Our insider trading policy prohibits our NEOs and other key executives from hedging the economic interest in our Company securities that they hold.

•	The Committee retains ultimate oversight over the compensation of our NEOs and retains the ability to use discretion where appropriate.
The Committee believes that, although the majority of the compensation provided to our executive officers is at-risk pay and based upon the achievement of specified Company performance criteria, our executive compensation programs do not encourage excessive or unnecessary risk-taking. The Committee does not believe that our compensation programs are reasonably likely to have a material adverse effect on us.
Tax and Accounting Implications
To the extent readily determinable, and as one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to our Company and to our executives of various payments and benefits. Some types of compensation payments and their deductibility depend upon the timing of an executive's vesting of previously granted awards.
Under Section 162(m) of the Code, a public company generally will not be entitled to a deduction for non-performance based compensation paid to certain executive officers to the extent such compensation exceeds $1.0 million. Special rules apply for performance-based compensation, including where the performance goals have been approved by the stockholders of our Company. Our Company has not adopted any formal policy with respect to Section 162(m) of the Code. However, the Committee generally structures compensation to be deductible and considers cost and value to the Company in making compensation decisions, which would result in non-deductibility. The Committee has on occasion made decisions resulting in non-deductible compensation. The Committee and our Board of Directors believe that these payments were appropriate and in the best interests of our Company and serve to retain key executives and reward past performance.

We believe that our Cash Incentive Plan and our grants of equity awards under our Equity Incentive Plans meet the exception for performance-based compensation described in the previous paragraph.
In accordance with applicable rules, our Company accounts for share-based awards in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE
Lauri M. Shanahan, Chair
Karyn O. Barsa
John G. Perenchio
Michael F. Devine, III
The Report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that our Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

SUMMARY COMPENSATION TABLE

The following table sets forth, all compensation paid or awarded to our Named Executive Officers during fiscal year 2015 (FY 2015), the three-month transition period ended March 31, 2014 (the "Transition Period" or "2014T"), fiscal year 2013 and fiscal year 2012. As noted below and under the heading "Annual Cash Incentive Compensation" above, for FY 2015, the final Annual Cash Incentive Plan Compensation was multiplied by 1.25 to address the change in fiscal year from December 31 to March 31.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Cash Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

Angel R. Martinez	2015	1,200,000	—	4,000,004	1,466,042	9,368	6,675,414
Chief Executive Officer	2014T	300,000	—	—	—	2,333	302,333
	2013	1,200,000	—	2,404,520	1,256,000	8,910	4,869,430
	2012	1,200,000	—	3,715,372	228,000	8,760	5,152,132

Thomas A. George	2015	510,000	—	800,035	373,841	9,368	1,693,244
Chief Financial Officer	2014T	127,500	—	—	—	2,333	129,833
	2013	510,000	—	1,130,185	458,000	8,910	2,107,095
	2012	475,000	—	1,609,362	67,688	8,760	2,160,810

David Powers (4)	2015	600,000	—	1,150,051	439,813	9,368	2,199,232
President of Deckers Brands	2014T	150,000	—	—	—	2,333	152,333
	2013	500,000	—	1,131,170	276,000	8,910	1,916,080

David Lafitte (5)	2015	100,000	300,000	899,997	—	1,580	1,301,577
Chief Operating Officer

Constance X. Rishwain (6)	2015	550,000	—	1,000,069	310,279	9,368	1,869,716
President of UGG	2014T	137,500	—	—	—	2,333	139,833
	2013	500,000	—	1,133,140	387,000	8,910	2,029,050
	2012	475,000	—	1,452,112	71,250	8,753	2,007,115
____________

(1)
The amounts in this column represent the aggregate grant date fair value of the respective awards computed in accordance with FASB ASC Topic 718. For information about the assumptions underlying these computations, please refer to Note 7 to our consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2015. In accordance with Instruction 3 to Item 402(c)(2)(v) of Regulation S-K, for those awards that are subject to the satisfaction of performance conditions, the amounts reported reflect the fair value at the grant date based upon the probable outcome of such conditions.

The value of the awards at the grant date, assuming the highest level of performance conditions is achieved, the maximum compensation cost to be recognized, are as follows:

•	2012 LTIP Awards: $4,788,944 for Angel Martinez, $1,646,224 for Thomas George, and $1,646,224 for Constance Rishwain. The achievement of the performance conditions relating to the 2012 LTIP awards was deemed probable at the date of grant in 2012 and therefore amounts with respect to these awards are included in the table above at grant date fair value. As of March 31, 2015, the performance conditions related to the 2012 LTIP awards are not probable of being achieved and therefore the awards are not expected to be earned.

•
2012 NSU Awards: $1,320,900 for Angel Martinez, $786,250 for Thomas George, and $629,000 for Constance Rishwain. The achievement of the performance conditions relating to the 2012 NSU awards was deemed probable at the date of grant and therefore amounts with respect to these awards are included in the table above at grant date fair value. However, subsequent to the date of grant, it was determined that the performance conditions relating to the 2012 NSU awards were not met.

•
2013 LTIP Awards: $2,535,600 for Angel Martinez, $633,900 for Thomas George, $887,460 for David Powers, and $1,394,580 for Constance Rishwain. 2013 LTIP RSU awards were deemed probable to vest at 50% at the date of grant and therefore amounts with respect to these awards are included in the table above at grant date fair value. As of March 31, 2015, the performance conditions related to the 2013 LTIP awards are not probable of being achieved and therefore the awards are not expected to be earned.

•
2013 NSU Awards: $1,559,320 for Angel Martinez, $918,885 for Thomas George, $835,350 for David Powers, and $668,280 for Constance Rishwain. 2013 NSU awards were deemed probable at the date of grant and therefore amounts with respect to these awards are included in the table above at grant date fair value.

•
2015 NSU Awards: $1,599,986 for Angel Martinez, $320,032 for Thomas George, $460,002 for David Powers, and $400,040 for Constance Rishwain. 2015 NSU awards were deemed probable at the date of grant and therefore amounts with respect to these awards are included in the table above at grant date fair value.

•
2015 LTIP Awards: $4,800,037 for Angel Martinez, $960,007 for Thomas George, $1,380,097 for David Powers, and $1,200,058 for Constance Rishwain. The achievement of the performance conditions relating to the 2015 LTIP awards were deemed probable at the date of grant and therefore amounts with respect to these awards are included in the table above at grant date fair value.

•	Mr. Lafitte's stock award represents a time-based NSU award granted at hire.

(2)
The amounts in this column reflect the amount of the cash bonuses paid to the Named Executive Officers under the Annual Cash Incentive Plan, which is discussed in further detail under the heading "Annual Cash Incentive Compensation" above. For FY 2015, the final annual cash incentive plan compensation was multiplied by 1.25 to address the change in fiscal year from December 31 to March 31. There was no separate annual incentive plan compensation paid out in 2014T.

(3)	The amounts in this column reflect our Company's 401(k) matching contributions and life insurance premiums paid for the benefit of the Named Executive Officers.

(4)	Mr. Powers joined our Company in August 2012 and was not an NEO for fiscal year 2012.

(5)	Mr. Lafitte joined our Company in February 2015. The bonus amount reflects a one-time cash sign on bonus paid at hire.

(6)	On July 31, 2015, Ms. Rishwain stepped down from her position. Refer to the section of this Proxy Statement titled "Separation of Employment with Constance X. Rishwain" for additional information.

GRANTS OF PLAN BASED AWARDS IN FISCAL YEAR 2015

The following table sets forth all grants of plan-based awards made to our Named Executive Officers during the transition period and the fiscal year ended March 31, 2015. For further discussion regarding the grants, refer to the section of this Proxy Statement titled "Elements of 2015 Executive Compensation Plan" above.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			Grant Date Fair Value of Stock Awards ($)(4)

Name	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Angel R. Martinez		750,000	1,500,000	3,000,000
	6/27/2014				9,299	18,598	18,598	1,599,986
	9/18/2014				12,238	24,475	48,950	2,400,019

Thomas A. George		191,250	382,500	765,000
	6/27/2014				1,860	3,720	3,720	320,032
	9/18/2014				2,448	4,895	9,790	480,004

David Powers		225,000	450,000	900,000
	6/27/2014				2,674	5,347	5,347	460,002
	9/18/2014				3,519	7,037	14,074	690,048

David E. Lafitte (5)		—	—	—
	2/2/2015				13,051	13,051	13,051	899,997

Constance X. Rishwain		206,250	412,500	825,000
	6/27/2014				2,325	4,650	4,650	400,040
	9/18/2014				3,060	6,119	12,238	600,029
____________

(1)
All awards granted on June 27, 2014 were performance-level NSU awards. All awards granted on September 18, 2014 were LTIP awards. The award granted on February 2, 2015 was a time-based NSU award granted upon hire.

(2)	Refer to the section of this Proxy Statement titled "Annual Cash Incentive Compensation" above for further discussion on actual amounts paid to NEOs pursuant to the 2015 Annual Cash Incentive Plan.

(3)
Refer to the section of this Proxy Statement titled "Equity Incentive Plan Compensation" above for further discussion on the awards that may be earned by our NEOs. All grants were made under the 2006 Plan.

(4)
Amounts reported reflect the grant date fair value based upon the probable outcome of the performance conditions. Assuming the highest level of performance condition will be met, the maximum compensation cost to be recognized for awards granted on 9/18/2014 is: $4,800,037 for Angel Martinez, $960,007 for Thomas George, $1,380,096 for David Powers, and $1,200,058 for Constance Rishwain.

(5)
Mr. Lafitte was not eligible to participate in the 2015 Annual Cash Incentive Plan because he was hired during the fourth quarter of the fiscal year. At hire, Mr. Lafitte received a one-time cash sign-on bonus of $300,000 and a time-based equity incentive award with a grant date fair value of $899,997.

OUTSTANDING EQUITY AWARDS AT 2015 FISCAL YEAR END

The following table sets forth equity awards granted to our Named Executive Officers that remained outstanding as of March 31, 2015. For further discussion regarding the outstanding equity awards, refer to the section of this Proxy Statement titled "Equity Incentive Plan Compensation."

	Stock Appreciation Right Awards (SARs)(1)					Stock Awards (NSUs)
Name	Number of securities underlying unexercised SARs exercisable (#)	Number of securities underlying unexercised SARs unexerciseable (#)	Number of securities underlying unexercised unearned SARs (#)	SAR exercise price ($)	SAR expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested (3)($)	Number of unearned shares or units that have not vested (2)(#)		Market value of unearned shares or units that have not vested (3)($)

Angel R. Martinez	160,000	—	—	26.73	5/9/2017	35,199	(4)	2,564,951	201,784	(9)	9,082,663
	—	—	300,000	26.73	5/9/2022
Thomas A. George	—	—	—	—	—	14,307	(5)	1,042,551	46,624	(10)	1,789,833
	—	—	—	—	—
David Powers	—	—	—	—	—	13,087	(6)	953,650	24,574	(11)	1,022,876
	—	—	—	—	—
David E. Lafitte	—	—	—	—	—	13,051	(7)	951,026	—		—
	—	—	—	—	—
Constance X. Rishwain	—	—	—	—	—	12,133	(8)	884,132	68,572	(12)	3,081,381
	—	—	75,000	26.73	5/9/2022
____________

(1)
All SARs that remain outstanding were granted on May 9, 2007. 2007 LTIP SARs may vest subject to the satisfaction of long-term performance objectives and long-term service conditions. Provided the service conditions are met, the 2007 LTIP SAR awards will vest 80% on December 31, 2015 and 20% on December 31, 2016.

(2)
This column includes 2007 LTIP, 2012 LTIP (at the 200% maximum amount), 2013 LTIP (at the 150% maximum amount), and 2015 LTIP (at the 200% maximum amount) RSUs granted on May 9, 2007, May 24, 2012, December 13, 2013, and September 18, 2014, respectively, the vesting of which are subject to the satisfaction of long-term performance objectives and service conditions. Provided the conditions are met, the 2012 LTIP awards will vest on December 31, 2015, the 2007 LTIP RSU awards will vest 80% on December 31, 2015 and 20% on December 31, 2016, the 2013 LTIP awards will vest on March 31, 2016, and the 2015 LTIP awards will vest on March 31, 2017. Refer to the section of this Proxy Statement titled "Grants of Plan Based Awards in 2015" above for more detail).

(3)	The amounts in this column reflect the closing price of our Company's Common Stock on March 31, 2015, which was $72.87.

(4)
Consists of (i) 18,667 NSUs, which represents 66.7% of the NSUs granted on March 29, 2013, which shares vest 33.3% on December 15 of 2015 and 2016; and (ii) 16,534 NSUs granted on June 27, 2014, which shares vest 33.3% on March 31 of 2016, 2017, and 2018.

(5)
Consists of (i) 11,000 NSUs, which represents 66.7% of the NSUs granted on March 29, 2013, which shares vest 33.3% on December 15 of 2015 and 2016; and (ii) 3,307 NSUs granted on June 27, 2014 which shares vest 33.3% on March 31 of 2016, 2017, and 2018.

(6)
Consists of (i) 1,667 Time-based Equity Incentive awards, which represents 33.3% of the restricted stock units granted on March 29, 2013, which shares vest on December 15 of 2015; (ii) 6,667 NSUs, which represents 66.7% of the NSUs granted on March 29, 2013, which shares vest 33.3% on December 15 of 2015 and 2016; and (iii) 4,753 NSUs granted on June 27, 2014, which shares vest 33.3% on March 31 of 2016, 2017, and 2018.

(7)
Consists of (i) 13,051 Time-based Equity Incentive awards, which represents 100% of the restricted stock units granted on February 2, 2015, which shares vest 33.3% on February 2 of 2016, 2017, and 2018.

(8)
Consists of (i) 8,000 NSUs, which represents 66.7% of the NSUs granted on March 29, 2013, which shares vest 33.3% on December 15 of 2015 and 2016; and (ii) 4,134 NSUs granted on June 27, 2014, which shares vest 33.3% on March 31 of 2016, 2017, and 2018.

(9)
Consists of (i) 37,500 2007 LTIP RSUs; (ii) 85,334 2012 LTIP RSUs at the maximum level 200%; (iii) 30,000 2013 LTIP RSUs at the maximum level 150%; and (iv) 48,950 2015 LTIP RSUs at the maximum level 200%.

(10)	Consists of (i) 29,334 2012 LTIP RSUs at the maximum level 200%; (ii) 7,500 2013 LTIP RSUs at the maximum level 150%; and (iii) 9,790 2015 LTIP RSUs at the maximum level 200%.

(11)	Consists of (i) 10,500 2013 LTIP RSUs at the maximum level 150%; and (iii) 14,074 2015 LTIP RSUs at the maximum level 200%.

(12)	Consists of (i) 10,500 2007 LTIP RSUs; (ii) 29,334 2012 LTIP RSUs at 200%; (iii) 16,500 2013 LTIP RSUs at the maximum level 150%; and (iv) 12,238 2015 LTIP RSUs at the maximum level 200%.

2015 SAR EXERCISES AND STOCK VESTED

The following table provides information, for our Named Executive Officers, regarding SAR exercises and stock award vesting during the transition period and FY2015, including the number of shares acquired upon exercise or vesting and the value realized, before payment of any applicable withholding tax and broker commissions.

	Option Awards (SARs)		Stock Awards (NSUs)
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

Angel R. Martinez	—	—	16,666	1,558,804
Thomas A. George	—	—	8,833	828,631
David Powers	—	—	4,999	477,355
David E. Lafitte	—	—	—	—
Constance X. Rishwain	—	—	7,333	685,396
____________

(1)	Total shares received net of shares withheld for taxes were 9,002 by Angel R. Martinez; 4,017 by Thomas A. George; 3,121 by David Powers; and 3,937 by Constance X. Rishwain.

(2)	The amounts in this column reflect the closing price of our Company's Common Stock on the applicable vesting dates.

NONQUALIFIED DEFERRED COMPENSATION

In 2008, our Board of Directors adopted a Deferred Stock Unit Compensation Plan, a Sub Plan under the 2006 Equity Incentive Plan. A director or employee of our Company who holds unvested restricted stock awards, including NSUs and RSUs, may elect to defer settlement of up to 100% of his or her awards. For each unit of stock held pursuant to a restricted stock award that is deferred, the participant will receive one Deferred Stock Unit. Amounts deferred will be distributed, as described in the plan, at the time elected by the participant. A participant's Deferred Stock Units will be settled in shares of Common Stock, as more specifically described in the plan. In FY 2012, FY 2013, the transition period and FY 2015 none of our executive officers elected to participate in the plan. Our nonemployee Directors are eligible to participate in the plan and many elected to do so in FY 2015.
In 2009, the Compensation Committee adopted and approved a Nonqualified Deferred Compensation Plan. The plan is an unfunded, nonqualified deferred compensation program sponsored by our Company to provide certain of our management or highly compensated employees designated by our Board of Directors (or a committee appointed by our Board of Directors to administer the plan) the opportunity to defer compensation into the plan. The effective date for the plan for the first year was February 1, 2010, and thereafter the plan year is from January 1 to December 31. Participants may defer up to 50% of their annual base salary and up to 95% of any performance bonus under the plan. We have the option, but not the obligation, to make discretionary or matching cash contributions. Under the terms of the plan, our Company established a rabbi trust as a reserve for the benefits payable under the plan. Distributions from the plan are governed by the Code and the plan. Certain of our Named Executive Officers did elect to participate in this plan during FY 2013, the transition period and FY 2015 and, pursuant to such elections, amounts were contributed to this plan during the transition period and FY 2015.

Name	Angel R. Martinez	Thomas A. George	David Powers	Total

Executive contributions in transition period (1) ($)	—	16,477	5,385	21,862
Executive contributions in last FY 2015 (1) ($)	—	61,200	22,393	83,593
Registrant contributions in transition period ($)	—	—	—	—
Registrant contributions in last FY 2015 ($)	—	—	—	—
Aggregate earnings in transition period ($)	28,562	634	34	29,230
Aggregate earnings in last FY 2015 ($)	201,778	11,263	2,122	215,163
Aggregate withdrawals/distributions in transition period ($)	—	—	—	—
Aggregate withdrawals/distributions in last FY 2015 ($)	—	—	—	—
Aggregate balance at end of FY 2015 ($)	2,702,324	149,234	29,934	2,881,492
____________

(1)
The amounts reported in this column reflect contributions made by our NEOs under the plan. Such amounts are separately reported in the "Summary Compensation Table" above, and do not reflect amounts in addition to those amounts.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Our Company entered into Change of Control and Severance Agreements (the "Severance Agreements") with each of our US-based Named Executive Officers effective as of January 1, 2010 to replace, in part, the expired employment agreements with such executives. The information below describes compensation and benefits that are payable or earned under the Severance Agreements with our Named Executive Officers upon the occurrence of different termination events:
Termination by our Company for Cause, or by Executive other than for Good Reason
Pursuant to the Severance Agreements with each of our US-based Named Executive Officers, if the executive is terminated by our Company for Cause, or the executive terminates his or her employment, other than for Good Reason, then the Named Executive Officer will receive the following from our Company:

•
payment of his or her accrued base salary, accrued vacation, reimbursement for reimbursable expenses, accrued and vested benefits under our Company's plans or programs and other benefits required to be paid by law, accrued but unpaid non-equity incentive bonus for the prior fiscal year (excluding any non-equity incentive bonus for the year of termination); and

•	right to exercise all vested unexercised SARs and awards outstanding as of the termination date.
Termination due to Death or Total Disability
Pursuant to the Severance Agreements with each of our US-based Named Executive Officers, if the executive is terminated due to his or her Death or Total Disability, then in addition to those benefits provided upon a termination for Cause, the Named Executive Officer will receive:

•	pro-rated portion of his or her non-equity incentive bonus for the current fiscal year based on actual length of service during the year of termination.
Termination by our Company without Cause or by Executive for Good Reason
Pursuant to the Severance Agreements with each of our US-based Named Executive Officers, if the executive is terminated by our Company without Cause or by Executive for Good Reason, then in addition to those benefits provided upon a termination due to Death or Total Disability, the Named Executive Officer will receive:

•	payment of his or her then effective base salary for one year following his or her termination, subject to such executive signing a release; and

•	receipt of health benefits for a period of one year following his or her termination or his or her attainment of alternative employment that provides health benefits, whichever is earlier.
Termination without Cause or by Executive for Good Reason within Two Years of a Change of Control
Pursuant to the Severance Agreements with each of our US-based Named Executive Officers, if the executive is terminated by our Company without Cause or by the executive for Good Reason within two years of a Change of Control, then in addition to those benefits provided upon a termination due to Death or Total Disability, the Named Executive Officer will receive:

•
subject to such executive signing a release, payment of one and one-half times his or her then effective annual base salary plus the greater of (i) one and one-half times the targeted non-equity incentive bonus immediately prior to the termination or (ii) one and one-half times the average actual non-equity incentive bonus for the previous three years. Mr. Martinez will receive two times his annual base salary plus the greater of (i) two times the targeted incentive bonus immediately prior to termination or (ii) two times the average actual non-equity incentive bonus for the previous three years, subject to signing a release.

•
receipt of health benefits for a period of eighteen months following his or her termination or his or her attainment of alternative employment that provides health benefits, whichever is earlier. Mr. Martinez will receive these benefits for two years.

For purposes of the Severance Agreements, "Cause" means (i) any willful breach of duty by the executive in the course of their employment or continued violation of written Company employment policies after written notice of such violation, (ii) violation of our Company's insider trading policies, (iii) conviction of a felony or any crime involving fraud, theft, embezzlement, dishonesty or moral turpitude, (iv) engaging in activities which materially defame our Company, engaging in conduct which is materially injurious to our Company or our affiliates, or any of our respective customer or supplier relationships, financially or otherwise, or (v) the executive's gross negligence or continued failure to perform duties or executive's continued incapacity to perform such duties.
"Good Reason" means without the consent of the Executive (i) the occurrence of material breach of this agreement by our Company, or (ii) if within two years of a change of control, there is a material reduction of the Executive's total compensation, benefits, and perquisites, our Company's relocation is greater than 50 miles from the location where the Executive performs services, or a material change in the Executive's position or duties; provided, however, no such event shall constitute Good Reason hereunder unless the Executive shall have given written notice to our Company of Executive's intent to resign for "Good Reason" within 30 days after the Executive first becomes aware of the occurrence of any such event (specifying the nature and scope of the event) and such event or occurrence shall not have been cured within 30 days of our Company's receipt of such notice.
"Change of Control" means the occurrence of a merger, consolidation, sale of all or a major portion of the assets of our Company (or a successor organization) or similar transaction or circumstance where any person or group acquires, in one or more transactions, beneficial ownership of more than 50% of the outstanding shares of any class of voting stock of our Company (or a successor organization).
"Constructive Termination" means a termination following the occurrence of any one or more of the following events without the executive's written consent: (i) any material reduction in position, title, overall responsibilities, level of authority, level of reporting, base compensation, annual incentive compensation opportunity, aggregate employee benefits or (ii) a change of the executive's location of employment by more than 50 miles.
Our Company determined to provide Mr. Martinez with a higher potential severance payment upon a termination following a Change of Control to reflect his key leadership role, his importance to our Company's management and the amount of time it would reasonably take him to find comparable employment.
No Named Executive Officers will be entitled to gross ups for excise tax penalty on "excess golden parachute payments" as a result of termination following a Change of Control.
Equity Awards Upon Termination or Change of Control
Pursuant to the terms of the equity awards under the 2006 Plan, the employees who receive such awards, including the Named Executive Officers, are entitled to certain benefits upon the occurrence of each of the following: (i) termination without cause or pursuant to a Constructive Termination (as such term is defined in the award agreements), (ii) a change of control that either is not approved by a majority of our Board of Directors or where the successor entity does not provide for the continuance of the award, and (iii) a change of control followed by termination.
For the NSU Equity Incentive Awards, if a change of control occurs that either is not approved by a majority of our Board of Directors or where the successor entity does not provide for the continuance of the NSUs, then the NSUs will fully vest if the threshold performance criteria has been satisfied. If an awardee is terminated without cause or pursuant to a Constructive Termination within twelve months of a change of control, he or she will be entitled to full acceleration of any unvested NSUs awarded. For NSU Equity Incentive Awards for periods prior to FY 2015, if an awardee is terminated by our Company without cause or pursuant to a Constructive Termination, if the threshold performance criteria of the NSUs awarded to such executive has been satisfied, the awardee will be entitled to accelerated vesting for only a pro rata portion of the NSU award representing the period of time such executive was employed from the award grant date to the termination date, which will be settled in shares of our Common Stock. For FY 2015, the NSU Equity Incentive Awards no longer provide for such pro rata vesting upon termination without cause or pursuant to a Constructive Termination.
For the 2007 LTIP SARs and RSUs, upon a change of control, the performance conditions of the SARs and RSUs will be deemed satisfied, but the awards will remain subject to service based vesting conditions. If a change of control occurs and either it is not approved by a majority of the directors or the successor entity does not provide for the continuance of the SARs and RSUs, then the SARs and RSUs will fully vest. Finally, if an awardee is terminated without cause or pursuant to a Constructive Termination within twelve months of a change of control, he or she will be entitled to full acceleration of any unvested SARs and RSUs. The RSUs will fully vest upon the awardee's death or disability.
For the 2011, 2012, 2013 and 2015 LTIP RSUs, upon a change of control the performance conditions of the RSUs will be deemed satisfied at the targeted performance level, but the awards will remain subject to service-based vesting conditions. If a change of control occurs that either is not approved by a majority of our Board of Directors or where the successor entity does not provide for the continuance of the RSUs, then the target number of RSUs will fully vest immediately, regardless of the performance conditions. Finally, if an awardee is terminated without cause or pursuant to a Constructive Termination within twelve months of a change of control, he or she will be entitled to acceleration of the target number of RSUs, regardless of the performance conditions. Upon the awardee's death, disability or retirement, a pro-rata portion of the RSUs, will vest subject to the achievement of the performance conditions.

For the Time-Based Equity Incentive Awards, which have no Company performance targets, if an awardee is terminated by our Company without cause or pursuant to a Constructive Termination, the awardee will be entitled to accelerated vesting for a pro rata portion of the award through the termination date. If a change of control occurs that either is not approved by a majority of our Board of Directors or where the successor entity does not provide for the continuance of the award, then the award shall immediately fully vest. Finally, if an awardee is terminated without cause or pursuant to a Constructive Termination within twelve months of a change of control, he or she will be entitled to full acceleration of any unvested Time-Based Equity Awards granted.

Termination or Change of Control Table
A summary of payments and benefits that would have been provided by our Company to our NEOs in addition to amounts accrued for unpaid base salary, vacation pay, non-equity incentive bonus and reimbursable expenses, if a termination or change of control had occurred on March 31, 2015 (based on the closing price of our Company's Common Stock on March 31, 2015 of $72.87), given the Named Executive Officers' compensation and service levels per their respective Severance Agreements and equity awards is as follows:

		Upon Termination
Name	Type of Compensation or Benefit	For Death or Total Disability ($)	By the Company Without Cause or by Executive for Good Reason ($)	Upon Change of Control ($)

Angel R. Martinez	cash payments	—	1,200,000	5,400,000
	value of health benefits	—	25,598	51,196
	value of NSUs	—	467,607	2,564,951
	value of RSUs	3,327,123	—	9,082,663
	value of SARs	—	—	4,437,783
		3,327,123	1,693,205	21,536,593

Thomas A. George	cash payments	—	510,000	1,338,750
	value of health benefits	—	18,129	27,193
	value of NSUs	—	275,540	1,042,551
	value of RSUs	118,900	—	1,789,833
		118,900	803,669	4,198,327

David Powers	cash payments	—	600,000	1,575,000
	value of health benefits	—	25,598	38,397
	value of NSUs	—	206,514	953,650
	value of RSUs	170,929	—	1,022,876
		170,929	832,112	3,589,923

David E. Lafitte	cash payments	—	600,000	1,350,000
	value of health benefits	—	25,598	25,598
	value of NSUs	—	26,417	951,026
		—	652,015	2,326,624

Constance X. Rishwain	cash payments	—	550,000	1,443,750
	value of health benefits	—	25,598	38,397
	value of NSUs	—	200,393	884,132
	value of RSUs	913,766	—	3,081,381
	value of SARs	—	—	1,109,446
		913,766	775,991	6,557,106
No additional payments or benefits would be provided by our Company if the termination occurred by our Company for Cause or by the executive without Good Reason.
The value of RSU's to be paid upon death or disability is based on the number of RSU's that are considered probable of being earned based on our Company's forecasted performance for the twelve months ended December 31, 2015 and 2016 and March 31, 2016 and 2017.

Separation of Employment with Constance X. Rishwain
As previously announced, on July 31, 2015 ("Separation Date"), Constance X. Rishwain, the former President of UGG and Fashion and Lifestyle Brands, stepped down from her position. In connection with her departure and transition, we entered into a Consulting Agreement and General Release with Ms. Rishwain, which we refer to as the Rishwain Consulting Agreement, which replaces the Severance Agreement previously entered into with Ms. Rishwain. Under its terms, Ms. Rishwain agreed to provide consulting services to us to assist in the transition of her duties and responsibilities, given that at the time of her Separation Date, her successor had not yet been identified. She will provide these services from the Separation Date until the earliest of (i) December 31, 2016, (ii) 15 days following the delivery of written notice by Ms. Rishwain to us, (iii) the date on which we deliver written notice to Ms. Rishwain regarding an uncured material breach of her obligations, and (iv) the date on which Ms. Rishwain accepts employment or another professional relationship with one of our competitors, which we refer to as the Rishwain Consulting Period.
The Rishwain Consulting Agreement provides that the Company will pay Ms. Rishwain, among other things, (i) severance equal to 12 months of her base salary in effect on the Separation Date, which will be mitigated for income received during the 12 months following the Separation Date, (ii) a pro-rated portion of any cash incentive bonus earned with respect to the fiscal year ending March 31, 2016, based on her actual length of service through her Separation Date to us during the fiscal year, and (iii) COBRA group health insurance premiums for her and her eligible dependents until the first anniversary of the Separation Date.
During the Rishwain Consulting Period, Ms. Rishwain is deemed to provide “continuous service” to us under the previously granted 2007 LTIP Agreements, which will continue to vest consistent with the terms of the underlying award agreement. However, the previously granted 2012 LTIP Agreement, 2012 NSU Agreement, 2013 LTIP Agreement, 2013 NSU Award, 2014 LTIP Agreement and 2014 NSU Agreement, each terminated on the Separation Date, except that a pro rata portion of the NSUs underlying the 2013 NSU Award vested on the Separation Date in accordance with the terms of the underlying award agreement.
The Rishwain Consulting Agreement contains a general release of claims, and also includes standard non-competition, confidentiality, non-solicitation, non-disparagement and other covenants for our benefit. In particular, Ms. Rishwain agreed not to accept employment from any business that is competitive with us, and her failure to comply with this provision would result in the immediate termination of severance payments and forfeiture of the 2007 LTIP.

DIRECTOR COMPENSATION

For service during the transition period and fiscal year 2015, directors who are not our employees, which we refer to as "Nonemployee Directors", received an annual retainer of $50,000 in cash plus $15,000 for each committee assignment. Furthermore, the following positions were entitled to receive an additional annual retainer fee: $70,000 for Lead Independent Director, $40,000 for Chair of the Audit Committee, $25,000 for Chair of the Compensation Committee, and $20,000 for Chair of the Corporate Governance Committee. All or any portion of the cash fees paid to a director may, at the election of the director, be paid in stock, which historically was issued pursuant to the 2006 Equity Incentive Plan. Nonemployee Directors are also reimbursed for any reasonable board-related expenses. In December 2014, increases to the Board compensation package provided to Nonemployee Directors were approved to take effect during fiscal year 2016. The increases approved were the annual retainer fee, $65,000; Lead Independent Director, $100,000; and Chair of the Compensation Committee, $35,000.
Nonemployee Directors also receive Common Stock grants with a total value of approximately $125,000 annually, to be issued in quarterly installments with the number of shares to be determined using a rolling average of the closing price of our Common Stock during the last ten trading days leading up to and including the 15th day of the last month of each quarter. These grants are immediately vested in the date of grant.
Nonemployee Directors also receive product discounts, which are generally available to our Company's employees and from time to time may receive products without charge in order to help expand the directors' knowledge of our Company's products.
In addition, in 2011, our Board of Directors adopted stock ownership guidelines for Nonemployee Directors. Nonemployee Directors are required to hold Common Stock in an amount equal to five times their annual cash retainer within five years of joining our Board of Directors and each director must hold Common Stock within one year of joining our Board of Directors. Any stock held by Nonemployee Directors in our Deferred Stock Unit Compensation Plan is counted as stock ownership under these guidelines.
The following table sets forth all compensation paid or awarded to our Board of Directors for the transition period ("2014T") and fiscal year ended March 31, 2015.

Name	Year	Fees Earned ($)	Stock Awards ($)		Total ($)

Angel R. Martinez (9)	2015	N/A	N/A		N/A
Chair of the Board	2014T	N/A	N/A		N/A
John M. Gibbons	2015	135,000	123,981	(1)(2)	258,981
Director	2014T	33,750	30,790	(3)(4)	64,540
James E. Quinn	2015	85,000	123,981	(1)	208,981
Director	2014T	21,250	30,790	(3)	52,040
John G. Perenchio	2015	80,000	123,981	(1)	203,981
Director	2014T	20,000	30,790	(3)	50,790
Karyn O. Barsa	2015	80,000	123,981	(1)	203,981
Director	2014T	20,000	30,790	(3)	50,790
Lauri M. Shanahan	2015	90,000	123,981	(1)(14)	213,981
Director	2014T	22,500	30,790	(3)(15)	53,290
Michael F. Devine, III	2015	113,750	123,981	(1)	237,731
Director	2014T	26,250	30,790	(3)	57,040
Bonita C. Stewart (10)	2015	37,916	72,034	(7)	109,950
Director	2014T	—	—		—
Nelson C. Chan (11)	2015	20,417	40,551	(8)	60,968
Director	2014T	—	—		—
Rex A. Licklider (12)	2015	16,250	30,952	(5)	47,202
Director	2014T	16,250	30,790	(3)	47,040
Maureen Conners (13)	2015	48,750	93,399	(6)	142,149
Director	2014T	16,250	30,790	(3)	47,040
____________

(1)
Represents grants of 391 shares of Common Stock at a per share price of $79.16 on June 16, 2014, 327 shares of Common Stock at a per share price of $96.65 on September 15, 2014, 323 shares of Common Stock at a per share price of $95.49 on December 15, 2014, and 430 shares of Common Stock at a per share price of $71.12 on March 16, 2015.

(2)
Amounts of compensation received on June 16, 2014, September 15, 2014 and December 15, 2014 were deferred until January 1, 2015. Amount of compensation received on March 16, 2015 is being deferred until January 4, 2016. All amounts were/are being deferred pursuant to such director's election under the Deferred Stock Unit Compensation Plan.

(3)	Represents grant of 418 shares of Common Stock at a per share price of $73.66 on March 17, 2014.

(4)	Entire amount of compensation was deferred until January 1, 2015 pursuant to such director's election under the Deferred Stock Unit Compensation Plan.

(5)	Represents grant of 391 shares of Common Stock at a per share price of $79.16 on June 16, 2014.

(6)
Represents grants of 391 shares of Common Stock at a per share price of $79.16 on June 16, 2014, 327 shares of Common Stock at a per share price of $96.65 on September 15, 2014, and 323 shares of Common Stock at a per share price of $95.49 on December 15, 2014.

(7)
Represents grants of 107 shares of Common Stock at a per share price of $99.15 on September 19, 2014, 323 shares of Common Stock at a per share price of $95.49 on December 15, 2014, and 430 shares of Common Stock at a per share price of $71.12 on March 16, 2015.

(8)	Represents grants of 108 shares of Common Stock at a per share price of $92.31 on December 16, 2014, and 430 shares of Common Stock at a per share price of $71.12 on March 16, 2015.

(9)
Mr. Martinez received compensation as President and Chief Executive Officer of our Company for the transition period and FY 2015 as set forth in the "Summary Compensation Table". He did not receive any compensation as a director in the transition period or FY2015.

(10)	Ms. Stewart joined our Board of Directors on September 16, 2014.

(11)	Mr. Chan joined our Board of Directors on December 16, 2014.

(12)	Mr. Licklider resigned his position as a director of our Company, effective June 18, 2014.

(13)	Ms. Conners resigned her position as a director of our Company, effective December 16, 2014.

(14)
Amounts of compensation received on June 16, 2014, September 15, 2014 and December 15, 2014 were deferred until January 1, 2020. Amount of compensation received on March 16, 2015 was deferred until January 1, 2019. All amounts were deferred pursuant to the Deferred Stock Unit Compensation Plan.

(15)	Entire amount of compensation was deferred until January 1, 2020 pursuant to the Deferred Stock Unit Compensation Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding shares of our Common Stock that may be issued under our equity compensation plans as of March 31, 2015.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance(3)

Equity compensation plans approved by security holders	1,685,824	$26.73	3,136,282
Equity compensation plans not approved by security holders	—	—	—
Total	1,685,824	$26.73	3,136,282
____________

(1)
This amount includes shares underlying SARs, RSUs and NSUs outstanding pursuant to the 2006 Equity Incentive Plan as of March 31, 2015. For awards subject to performance-based vesting criteria, the amount reported reflects the number of shares to be issued if the “maximum” performance level is achieved. However, we have determined that it is not probable that the “maximum” performance level will be achieved for certain awards. Assuming the “maximum” performance levels are not obtained for each of the outstanding awards, and assuming instead that the “target” performance levels are obtained, the amount reported would be decreased by 256,938 shares, and the amount shown in column (3) would be increased by an equal number of shares. Thus, the reported amount may significantly overstate the number of shares that are subject to outstanding awards under the 2006 Equity Incentive Plan. Refer to the section of this Proxy Statement titled “Equity Incentive Plan Compensation” for additional information.

(2)
This amount reflects the weighted-average exercise price of the outstanding SARs issued pursuant to the 2006 Equity Incentive Plan, based on the closing price of our Common Stock on the respective grant dates. This amount does not take into account shares issuable upon the vesting of outstanding RSUs or NSUs, which have no exercise price.

(3)
This amount reflects the 6,000,000 shares reserved for issuance under the 2006 Equity Incentive Plan less the number of shares reported in column (1). This amount is subject to increase depending on our achievement with respect to certain performance criteria as discussed in footnote 1 above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 31, 2015, certain information concerning the shares of Common Stock beneficially owned by (i) each person who is a Named Executive Officer, (ii) each director and director nominee, (iii) all executive officers and directors as a group (fourteen persons), and (iv) each person known by our Company to be the beneficial owner of more than 5% of our Common Stock.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)(3)	Percent of Common Stock(3)

Named Executive Officers
Angel R. Martinez (4)	220,186	*
Thomas A. George	9,665	*
David Powers	1,471	*
David E. Lafitte	—	*
Constance X. Rishwain	6,796	*
Directors and Director Nominees
Angel R. Martinez	220,186	*
John M. Gibbons (5)	25,002	*
James E. Quinn	11,144	*
John G. Perenchio	49,116	*
Karyn O. Barsa	11,147	*
Lauri M. Shanahan (6)	107	*
Michael F. Devine, III	7,713	*
Bonita C. Stewart	1,805	*
Nelson C. Chan	538	*
All Directors and Executive Officers as a group (fourteen persons)	369,416	1.1%
5% Stockholders
BlackRock, Inc. (7)	3,841,071	11.1%
The London Company (8)	2,411,858	7.0%
Vanguard Group Inc. (9)	2,052,253	5.9%
FMR LLC (10)	1,961,156	5.7%
____________

*	Percentage of shares beneficially owned does not exceed 1% of our Company's total outstanding Common Stock.

(1)	The address of each beneficial owner is 250 Coromar Drive, Goleta, California 93117, unless otherwise noted.

(2)
Unless otherwise noted, our Company believes that each individual or entity named has sole investment and voting power with respect to the shares of Common Stock indicated as beneficially owned by them, subject to community property laws, where applicable.

(3)
Pursuant to Rule 13d-3(d)(1) of the Exchange Act, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable on or before the date that is 60 days after May 31, 2015 are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by any other person listed.

(4)	Includes exercisable SARs of 160,000.

(5)	All shares are held by the Gibbons Living Trust on behalf of Mr. Gibbons, who has joint voting and investment power.

(6)	Additional shares are deferred until future years pursuant to such director's election under the Deferred Stock Unit Compensation Plan and are not reflected above.

(7)
This information is based solely on a Schedule 13G filed by the party on May 8, 2015, whose business address is 55 East 52nd Street, New York, NY 10055. BlackRock, Inc., which identifies itself as a parent holding company, has sole voting power for 3,603,769 shares and sole dispositive power for 3,841,071 shares.

(8)
This information is based solely on a Schedule 13G filed by the party on February 13, 2015, whose business address is 1801 Bayberry Court, Suite 301, Richmond, VA 23226. The London Company has sole voting and dispositive power for 2,189,913 shares and shared dispositive power for 221,945 shares.

(9)
This information is based solely on a Schedule 13G filed by the party on February 10, 2015, whose business address is 100 Vanguard Blvd., Malvern, PA 19355. The Vanguard Group has sole voting power for 23,444 shares, sole dispositive power for 2,031,985 shares and shared dispositive power for 20,268 shares.

(10)
This information is based solely on a Schedule 13G/A filed by the party on February 13, 2015, whose business address is 245 Summer Street, Boston, MA 02210. FMR LLC, is the beneficial owner of 1,961,156 shares. Edward C. Johnson 3d, Abigail P. Johnson and FMR LLC, through its control of Fidelity Management & Research Company ("FMR"), a wholly-owned subsidiary of FMR LLC, and the Fidelity Funds each has sole power to dispose of 1,961,156 shares. FMR LLC has sole voting power for 3,054 shares. Edward C. Johnson 3d, and members of his family, including Abigail P. Johnson, collectively represent 49% of the voting power of FMR LLC and may constitute a controlling group with respect to FMR LLC. Neither Edward C. Johnson 3d nor Abigail P. Johnson nor FMR LLC has the sole power to vote or direct the voting of shares owned directly by the Fidelity Funds, which power resides with the board of trustees of the Fidelity Funds.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our Board of Directors is responsible for providing independent, objective oversight of our Company's financial reporting, our Company's independent registered public accounting firm, the highest ranking manager of internal audit, legal and regulatory compliance, related party transactions, code of conduct and system of internal controls. The Audit Committee is currently composed of four directors, each of whom meets the independence and experience requirements under the NYSE Listed Company Manual, as well as the independence requirements applicable to Audit Committee members under the relevant SEC rules.
Management is responsible for the preparation of our Company's financial statements and financial reporting process including its system of internal controls. KPMG LLP, our Company's independent registered public accounting firm, is responsible for performing an independent audit of our Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the "PCAOB") and expressing (i) an opinion on whether our Company's consolidated financial statements present fairly, in all material respects, our Company's financial position and results of operations and cash flows for the periods presented in conformity with US generally accepted accounting principles, and (ii) an opinion on whether the Company maintained, in all material respects, effective internal control over financial reporting as of March 31, 2015, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Audit Committee's responsibility is to monitor and oversee these processes. Our Board of Directors has determined that Michael F. Devine, III, as the Chair of the Audit Committee, and John M. Gibbons, Karyn O. Barsa and Nelson C. Chan are all independent and are "audit committee financial experts" under applicable rules and regulations.
In connection with these responsibilities, the Audit Committee met with management and our Company's independent registered public accounting firm to review and discuss the March 31, 2015 consolidated financial statements and obtained from management their representation that our Company's financial statements have been prepared in accordance with US generally accepted accounting principles. Management determined that, as of March 31, 2015, our Company maintained effective internal control over financial reporting.
The Audit Committee also discussed with the independent registered public accounting firm the matters required by Auditing Standard No. 16, "Communication with Audit Committees" of the PCAOB, which includes, among other items, information regarding the conduct of the audit of our Company's consolidated financial statements. The Audit Committee also received written disclosures from KPMG LLP required by the PCAOB's Rule 3200T: "Communication with Audit Committees Concerning Independence", and the Audit Committee discussed with KPMG LLP its independence from our Company and our Company's management. The Audit Committee has further considered the compatibility of the services provided by KPMG LLP with KPMG LLP's independence.
The Audit Committee operates under a written charter, which was adopted by our Board of Directors and is assessed annually for adequacy by the Audit Committee. The Audit Committee held eight meetings during fiscal year 2015, including meetings with the independent registered public accounting firm and the highest ranking manager of internal audit, both with and without management present. In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that our Company's financial statements are complete and accurate, are presented in accordance with US generally accepted accounting principles or present fairly the results of operations of our Company for the periods presented, or that our Company maintains appropriate internal controls. Furthermore, the Audit Committee's oversight responsibilities do not independently assure that the audit of our Company's financial statements has been carried out in accordance with the standards of the PCAOB or that our Company's registered public accounting firm is independent.
Based upon the Audit Committee's review and discussions with management and the independent registered public accounting firm, and subject to the limitations of the Audit Committee's role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee recommended that our Board of Directors include the audited consolidated financial statements in our Company's Annual Report on Form 10-K for the year ended March 31, 2015, which was filed with the SEC on June 1, 2015.

THE AUDIT COMMITTEE
Michael F. Devine, III, Chair
Karyn O. Barsa
John M. Gibbons
Nelson C. Chan
The Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act of 1934, except to the extent that our Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Certain Relationships and Related Person Transactions
Our Company's legal department is primarily responsible for identifying and reviewing relationships and transactions in which our Company and our directors, executive officers, certain of our stockholders or their immediate family members are participants, to determine whether any of these related persons had or will have a direct or indirect material interest in such transactions. In order to identify potential related person transactions, our Company's legal department annually prepares and distributes to all directors and executive officers a written questionnaire which includes questions intended to elicit information about any current or proposed related person transactions. In addition, our Company's Code of Ethics addresses conflicts of interest where an individual's private interests interfere or conflict with the interests of our Company, including relationships with suppliers, customers or competitors. Conflicts of interest which might impair or appear to impair the exercise of judgment solely for the benefit of our Company and our stockholders are prohibited. In general, such conflicts must be approved by the legal department, the employee's supervisor or, in the case of directors, the Audit Committee. Information regarding potential conflicts of interest in violation of our Company's Code of Ethics may be reported to our Company's anonymous reporting hotline and may be subsequently obtained by the Chair of the Audit Committee, the Chair of our Board of Directors and the highest ranking manager of internal audit.
If a related person transaction is identified by our legal department as one which must be reported in our Company's proxy statement pursuant to applicable SEC regulations, the Audit Committee is responsible for reviewing and approving or ratifying any such related person transaction. In evaluating related person transactions, the Audit Committee members apply the same standards of good faith and fiduciary duty that they apply to their general responsibilities as members of the Audit Committee and as individual directors. The Audit Committee may approve a related person transaction when, in its good faith judgment, the transaction is in the best interests of our Company and our stockholders.
There were no transactions with related persons requiring disclosure under Item 404 of Regulation S-K during the fiscal year ended March 31, 2015, nor are any such transactions currently proposed.
Limitation of Liability and Indemnification of Directors and Officers
Our Certificate of Incorporation and Bylaws provide that we will indemnify directors and executive officers to the fullest extent now or hereafter permitted by the Delaware General Corporation Law. In addition, we have entered into indemnification agreements with our directors and executive officers.
We maintain an insurance policy pursuant to which our directors and officers are insured, within the limits and subject to the limitations of the policy, against specified expenses in connection with the defense of claims, actions, suits or proceedings, and liabilities which might be imposed as a result of such claims, actions, suits or proceedings, that may be brought against them by reason of their being or having been directors or officers of our Company. This policy extends to, among other things, liability arising under the Securities Act.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the directors, executive officers and persons who own more than 10% of our Common Stock (collectively "Section 16 Persons") to file initial reports of ownership and reports of changes in ownership of Common Stock with the SEC as well as provide copies of the reports to our Company.
To our knowledge, based solely on a review of the copies of such reports furnished to our Company and representations from each Section 16 Person that no other reports were required, during the transition period and fiscal year ended March 31, 2015, all Section 16(a) filing requirements applicable to the Section 16 Persons were complied with except that:
• Nelson C. Chan filed a Form 4 on December 19, 2014, which reported one transaction related to the issuance by our Company of quarterly shares for director compensation, that was due to be reported on December 18, 2014; and
• David Powers filed a Form 4 on February 25, 2015, which reported one transaction related to the sale of our Common Stock, that was due to be reported on February 24, 2015.

PROPOSAL NO. 2 RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the transition period and fiscal year 2015, KPMG LLP provided audit services, which included an examination of our Company's annual consolidated financial statements. A summary of the fees for these services provided by KPMG LLP is below. The Audit Committee has selected KPMG LLP to provide audit services to our Company for fiscal year 2016, which covers the period from April 1, 2015 to March 31, 2016. Our stockholders are being requested to ratify this selection at the Annual Meeting. A representative of KPMG LLP will attend the Annual Meeting to make any statements he or she may desire and to respond to appropriate stockholder questions.
Although this selection is not required to be submitted to a vote of our stockholders, the Audit Committee believes it is appropriate as a matter of good corporate governance to request that our stockholders ratify the selection. If our stockholders do not ratify the selection, the Audit Committee will consider the selection of another independent registered public accounting firm, but is not required to select a different firm.
Audit Fees and All Other Fees

Fees	2015	2014T	2013

Audit Fees ($)	2,421,000	670,000	2,097,000
Audit-Related Fees ($)	-	-	-
Tax Fees ($)	15,000	-	7,000
All Other Fees ($)	-	-	-
Total Fees ($)	2,436,000	670,000	2,104,000
Audit Fees
The audit fees include fees associated with the audit of our Company's consolidated balance sheets for fiscal year 2015, the transition period, and fiscal year 2013, and the related consolidated statements of comprehensive income, stockholders' equity, and cash flows, and the audit of internal control over financial reporting as of March 31, 2015, as well as the reviews of our Company's quarterly reports on Form 10-Q, and certain statutory audits required internationally.
Audit-Related Fees
Audit-related fees generally consist of fees for assurance and related services that are reasonably related to the performance of the audit of our Company's annual reports on Form 10-K and review of our Company's quarterly reports on Form 10-Q. There were no audit-related fees incurred during fiscal year 2015, the transition period, or fiscal year 2013.
Tax Fees
Fees incurred for tax services, including tax compliance, tax advice and tax planning for income taxes and customs matters.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee administers our Company's engagement of KPMG LLP and pre-approves all of KPMG LLP's audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of KPMG LLP, and whether for reasons of efficiency or convenience it is in the best interests of our Company to engage KPMG LLP as its independent registered public accounting firm to perform the services. The Audit Committee has determined that performance by KPMG LLP of the non-audit services listed above as "Tax Fees" did not affect their independence.
Prior to engagement, the Audit Committee pre-approves all independent registered public accounting firm services. During the year, circumstances may arise under which it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires that those services be submitted to the Audit Committee Chair for specific pre-approval before our Company can engage the independent registered public accounting firm to provide such services. The Audit Committee Chair reports any pre-approval decisions to the Audit Committee at its next scheduled meeting for approval by the Audit Committee.

Required Vote
Approval of this proposal requires the vote of a majority of the shares present and entitled to vote at the Annual Meeting.
____________________________________________________________________

BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
"FOR"
THIS PROPOSAL NO. 2 TO RATIFY THE SELECTION OF
KPMG LLP AS OUR COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR FISCAL YEAR 2016.
____________________________________________________________________

PROPOSAL NO. 3 ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

We are asking our stockholders to approve, on a non-binding advisory basis, the compensation paid to our Named Executive Officers as described in detail in the section of this Proxy Statement titled "Compensation Discussion and Analysis". The Compensation Committee has structured our executive compensation program to:

•	Attract, incent and retain key executives

•	Align executives' interests with those of our stockholders

•	Pay for performance

•	Reward achievement of short-term and long-term goals

We believe that our financial and operating results for FY 2015 as compared to the twelve month period ending March 31, 2014, are a reflection of our strong brands, exceptional team of executives, and a compensation program that pays for performance.

FISCAL YEAR 2015 HIGHLIGHTS

• Our Revenue increased 14.5% to a record $1.817 billion.	• We continued our efforts to increase and diversify our global presence, resulting in 35.9% of our business being conducted internationally.
• Our diluted EPS increased 14.5% to $4.66 compared to $4.18 last year.	• Our retail sales increased 12.0% to $384.3 million compared to $343.2 million last year, driven by the opening of 30 new stores.
• Our gross margin was 48.3% compared to 47.7% last year.
• Our E-Commerce sales increased 28.4% to $233.1 million compared to $181.5 million last year, driven by an increase in sales through our existing websites and the addition of new global e-commerce websites.

• Our 5-year total shareholder return (TSR) from December 31, 2009 to March 31, 2015 was 115%.	• We grew our Direct-to-Consumer platform and enhanced our OmniChannel capabilities to better engage and serve consumers in a more connected environment.
We believe that our executive compensation practices have fostered our success by:

•	Providing both cash and equity awards and an appropriate mix of these awards

•	Establishing performance goals to reflect Company-wide financial and operating performance

•	Requiring achievement of long and short-term Company goals before payment of certain compensation elements

•	Including reasonable vesting provisions for our equity awards
We urge stockholders to carefully read the section of this Proxy Statement titled "Compensation Discussion and Analysis" beginning on page 24, which describes in greater detail our executive compensation policies and philosophy as well as the "Summary Compensation Table" and related compensation tables that follow it. Our Board of Directors and the Compensation Committee believe that the compensation policies and procedures described in this Proxy Statement are effective in achieving our compensation objectives.
Therefore, in accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we ask our stockholders to approve the following advisory resolution at the Annual Meeting:
"RESOLVED, that our Company's stockholders approve, on a non-binding advisory basis, the compensation of the Named Executive Officers, as described in the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables, notes and narrative in the Proxy Statement for our Company's 2015 Annual Meeting of Stockholders."

Because this vote is advisory only, it will not be binding upon our Board of Directors or the Compensation Committee. However, the Compensation Committee will take the outcome of the vote into account when considering future executive compensation arrangements.
Required Vote
Approval of this proposal requires the vote of a majority of the shares present and entitled to vote at the Annual Meeting.
____________________________________________________________________

BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
"FOR"
THIS PROPOSAL NO. 3 TO APPROVE
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
____________________________________________________________________

PROPOSAL NO. 4 EMPLOYEE STOCK PURCHASE PLAN

We are asking our stockholders to approve the adoption and implementation of the 2015 Employee Stock Purchase Plan (the “ESPP”), which will provide our eligible employees with an opportunity to accumulate share ownership through payroll deductions. If the ESPP is approved, 1,000,000 shares of our Common Stock will initially be authorized for issuance under the ESPP.
Our Board of Directors adopted the ESPP on June 26, 2015, subject to approval by our stockholders at the Annual Meeting. If approved by our stockholders, it is expected that the first offering period under the ESPP will begin on March 1, 2016.
We believe approval of the ESPP will allow us to enhance our ability to attract and retain the services of eligible employees upon whose judgment, initiative and efforts the successful conduct and development of our business largely depends. We also believe the ESPP will provide additional incentives to eligible employees to devote their effort and skill to our advancement, by providing them an opportunity to participate in ownership of our shares and thereby have an interest in our success and increased value.
The ESPP complements, and is an important part of, our overall compensation philosophy and strategy as discussed in the section of this Proxy Statement titled “Compensation Discussion and Analysis.”
Our Board of Directors believes it is in our best interest, and the best interests of our stockholders, to adopt the ESPP. Our Board of Directors recommends that you vote “FOR” this Proposal No. 4 to approve the adoption and implementation of the ESPP.
Summary of the 2015 Employee Stock Purchase Plan
The following summary highlights the significant terms of the ESPP. This summary does not contain all of the information contained in the ESPP, which is set forth in full as Attachment A to this Proxy Statement. To the extent there is a conflict between this summary and the terms of the ESPP, the terms of the ESPP will govern.
Purposes. The purposes of the ESPP are to enhance our ability to attract and retain the services of eligible employees, and provide additional incentives to eligible employees to devote their effort and skill to our advancement by providing them an opportunity to participate in the ownership of our shares.
Qualified Plan. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423(b) of the Code.
Authorized Shares. We have reserved an aggregate of 1,000,000 shares of our Common Stock for issuance under the ESPP. The number of shares of our Common Stock is subject to adjustment in the event of a stock split, stock dividend, combination or reclassification of shares, or other corporate event impacting our capitalization. If any right granted under the ESPP shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available under the ESPP.
ESPP Administration. The authority to control and manage the operation and administration of the ESPP is vested in our Board of Directors. As provided in the ESPP, our Board of Directors has delegated this authority and control to our Compensation Committee, all of the members of which are independent directors under applicable NYSE listing standards. As such, the Compensation Committee is the administrator of the ESPP. Interpretations or determinations made in good faith by the administrator shall be final and binding on us and all participants.
Eligible Participants. Our employees, and the employees of certain of our subsidiaries, are generally eligible to participate in the ESPP. Employees who are 5% stockholders, or would become 5% stockholders as a result of their participation in the ESPP, are ineligible to participate. The administrator may, in its discretion, elect to exclude employees who work fewer than 20 hours per week or five months in a calendar year. The administrator may impose additional restrictions on eligibility in compliance with applicable law. Participation in the ESPP is voluntary by our employees.
Payroll Deductions. Under the ESPP, eligible employees will be able to acquire shares of our Common Stock by accumulating funds through payroll deductions. Eligible employees will initially be able to select a rate of payroll deduction between 1% and 10% of their base compensation, unless otherwise determined by the administrator. Base compensation shall generally exclude incentive payments, performance-based payments, bonuses, benefits, perquisites and other similar payments. Except as otherwise determined by the administrator, a participant may only participate in the ESPP through payroll deductions and may not make lump sum cash contributions for any offering period.

Offering Periods. The ESPP shall be implemented through a series of offering periods under which our employees who meet the eligibility requirements will automatically be granted, on the enrollment date of each offering period, a nontransferable option to purchase shares of our Common Stock in that offering period using their accumulated payroll deductions. The option shall provide the eligible employee the right to buy, on each purchase date during the offering period, a number of shares determined by dividing (x) the participant’s payroll deductions accumulated during the offering period prior to the purchase date, by (y) the applicable purchase price. The maximum number of shares that can be purchased by each eligible employee in each offering period is 125 shares, unless otherwise determined by the administrator. Once an employee is enrolled, participation will be automatic in subsequent offering periods. It is anticipated that each offering period will run for approximately six months, commencing each March 1st and September 1st, with purchases occurring on the last day of each offering period. The first offering period is expected to commence on March 1, 2016. The administrator has the discretion to change the commencement date of each offering period. In no event may an offering period exceed 27 months. An employee’s participation automatically ends upon termination of employment for any reason.
Purchase Price. The purchase price for shares of our Common Stock purchased under the ESPP will be 85% of the fair market value of our common stock on the last trading day of the applicable offering period. The fair market value of our Common Stock shall be determined by reference to the closing sale price on the NYSE on the purchase date.
Limitation on Purchase. No participant will have the right to purchase shares of our Common Stock in an amount that, when aggregated with the shares subject to purchase rights under any other employee stock purchase plans we have in effect in the same calendar year, have a fair market value of more than $25,000, determined as of the first day of the applicable offering period.
Withdrawal; Suspension. A participant may elect to withdraw from participation in the ESPP by giving written notice to the administrator. All of the payroll deductions credited to the participant’s account shall be paid to the participant after receipt of the notice of withdrawal. A participant’s withdrawal from an offering period shall not have any effect upon his or her eligibility to participate in any subsequent offering periods. A participant may also suspend payroll deductions during an offering period. If a participant elects to suspend his or her payroll deductions, the participant’s cumulative payroll deductions prior to the suspension shall remain in his or her account and shall be applied to the purchase of shares on the next purchase date, and shall not be paid to the participant unless he or she separately withdraws from participation in the ESPP.
Change in Control. If we experience a change in control transaction, or any other unusual or nonrecurring corporate transaction or event, our compensation committee has the discretion to provide for the termination of any offering period that commenced prior to the closing of the transaction or event, the replacement of outstanding purchase rights with other rights or property, the assumption of outstanding purchase rights by a successor or surviving corporation, adjustments in the number and type of shares subject to outstanding purchase rights, the shortening of an offering period and the early exercise of purchase rights, and the termination of all outstanding purchase rights without being exercised.
Restrictions upon Transfer. Any right granted under the ESPP shall not be transferable or assignable, subject to limited exceptions set forth in the ESPP.
Term. The ESPP will terminate 10 years from the date our Board of Directors approved it, unless it is earlier terminated. The effectiveness of the ESPP is subject to approval of the ESPP by our stockholders within twelve (12) months following the effective date. No right may be granted under the ESPP prior to obtaining stockholder approval.
Amendment; Termination. The administrator may amend, suspend or terminate the ESPP at any time, subject to limited exceptions set forth in the ESPP.
U.S. Federal Income Tax Consequences
The following is a general summary, as of the date of this proxy statement, of the United States federal income tax consequences to ESPP participants and us. The federal tax laws may change and the federal, state, and local tax consequences for any participant will depend upon his or her individual circumstances.
The ESPP, and the right of participants to make purchases thereunder, are intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Under these provisions, no income will be taxable to a participant at the time of grant of the option or the purchase of shares. However, a participant may become liable for tax upon disposition of the shares acquired as discussed below.
If the shares are sold or disposed, including by way of gift, at least two years after the offering date and more than one year after the date on which shares were transferred to the employee, then the lesser of (a) the excess of the amount actually received for the shares over the amount paid for the shares or (b) 15% of the fair market value of the shares on the purchase date, will be treated as ordinary income to the participant. The employee’s basis in the shares will be increased by the amount of the compensation income recognized. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold and the sales price is less than the price paid for the shares, there is no ordinary income and the participant has a capital loss for the difference.
If the shares are sold or disposed of, including by way of gift or exchange, before the expiration of the holding periods described above, then the excess of the fair market value of the shares on the last date of the offering period in which the shares were purchased over the purchase price of the shares will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of the shares is made. The basis in the shares will be increased by the amount of the compensation income recognized. Any further gain or loss recognized in connection with any such sale or exchange will be treated as capital gain or loss and will be treated as short-term capital gain or loss if the shares have been held less than one year.
If shares are sold or disposed of before the expiration of the statutory holding periods, we are generally entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant in connection with such sale or disposition.
The foregoing summary of the effect of federal income taxation upon ESPP participants and us with respect to the shares purchased under the ESPP does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside.
Required Vote
Approval of this proposal requires the vote of a majority of the shares present and entitled to vote at the Annual Meeting.
____________________________________________________________________

BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
"FOR"
THIS PROPOSAL NO. 4 TO APPROVE THE ADOPTION
OF THE EMPLOYEE STOCK PURCHASE PLAN.
____________________________________________________________________

PROPOSAL NO. 5 STOCK INCENTIVE PLAN

We are asking our stockholders to approve the 2015 Stock Incentive Plan (the “2015 SIP”), which will replace our existing 2006 Equity Incentive Plan (the “2006 EIP”). We are asking our stockholders to approve the 2015 SIP because, among other things, the 2006 EIP will expire on May 19, 2016. We will not make any further awards under the 2006 EIP following the effective date of the 2015 SIP. Outstanding awards under the 2006 EIP will remain outstanding, unchanged and subject to the terms of the 2006 EIP and the respective award agreements, until the expiration of such awards in accordance with their terms.
We are requesting approval of 1,275,000 shares, for issuance pursuant to the 2015 SIP, less one share for every one share granted under the 2006 EIP after March 31, 2015 and prior to the effective date of the 2015 SIP. Any shares subject to awards that are forfeited, expire or are otherwise terminated without shares being issued, including shares subject to awards granted under the 2006 EIP that are outstanding after March 31, 2015, will be returned to the pool of shares available for grant and issuance under the 2015 SIP. In addition, any shares subject to awards that are tendered by holders or withheld by us to pay the exercise price of an award or shares withheld to satisfy tax withholding obligations in connection with the exercise or vesting of any awards, including shares subject to awards granted under the 2006 EIP that are outstanding after March 31, 2015, will also be returned to the pool of shares available for grant and issuance under the 2015 SIP.
Approval of the 2015 SIP will allow us to continue to provide incentives to attract, retain and motivate employees, directors, consultants, independent contractors and advisors whose present and potential contributions are important to our success, by offering them an opportunity to participate in our future performance. We believe that the adoption of the 2015 SIP is in our best interests because of the continuing need to provide equity-based incentives to attract and retain qualified personnel and to respond to relevant market changes in equity compensation practices. The use of equity compensation has historically been a significant part of our overall compensation philosophy and is a practice that we plan to continue. The 2015 SIP will serve as an important part of this practice and is a critical component of the overall compensation package that we offer to retain and motivate our service providers. In addition, awards under the 2015 SIP will provide our service providers an opportunity to acquire or increase their ownership stake in us, and we believe this aligns their interests with those of our stockholders, creating strong incentives for our employees, directors, consultants, independent contractors and advisors to work hard for our future growth and success. If Proposal No. 5 is not approved by our stockholders, we believe our ability to attract and retain the talent we need to compete in our industry would be seriously and negatively impacted, and this could affect our long-term success.
We firmly believe that a broad-based equity program is a necessary and powerful service providers' incentive and retention tool for our service providers that benefits all of our stockholders. Equity ownership programs put service providers’ interests directly into alignment with those of other stockholders, as they reward service providers' based upon stock price performance. Without a sizable but market-based equity incentive program, we believe we would be at a disadvantage against competitor companies to provide the total compensation package necessary to attract, retain and motivate the service providers' talent critical to our future success.
A broad-based stock incentive plan focuses our service providers' who receive grants on achieving strong Company performance. As described in detail in the section of this Proxy Statement titled “Compensation Discussion and Analysis,” our current equity award program emphasizes performance-based RSUs and NSUs, including performance-based awards that require continued employment after achievement of the applicable performance criteria. This is an important component of our long-term service providers' incentive and retention plan and has been very effective in enabling us to attract and retain the talent critical for an innovative and growth-focused company. To further align the interests of our executive officers with those of our stockholders, we have adopted Stock Ownership Guidelines as described in detail in the section of this Proxy Statement titled "Compensation Discussion and Analysis." We also have granted, and in the future may grant, options, SARs, shares of restricted stock, or RSUs to certain service providers on a targeted basis to incentivize retention and performance objectives.
In setting and recommending to our stockholders the number of shares to authorize under the 2015 SIP, our board of directors and compensation committee considered the historical number of equity awards granted under the 2006 EIP as well as the our three-year average burn rate for the preceding three fiscal years as follows:
Burn Rate

Fiscal Period Ending	SARs Granted	NSUs/RSUs Granted (1)	Total Granted	Weighted Average # of Common Shares Outstanding	Burn/Rate

2015	_	288,849	288,849	34,432,917	0.84%
2014T (2)	_	3,628	3,628	34,621,404	0.01%
2013	_	424,598	424,598	34,473,505	1.23%
2012	_	407,013	407,013	36,879,115	1.10%

3-year average burn rate (excluding 2014T) = 1.06%
____________

(1)	Shares granted in period includes all awards at their "target" performance factor.

(2)
The transition period 2014T, is excluded from the 3-year average burn rate because annual grants were not issued. Shares granted in 2014T reflect quarterly shares issued pursuant to the Compensation Plan for our Board of Directors.

Our average burn rate for the preceding three fiscal years as set forth in the table above was 1.06%. The burn rate is the ratio of the number of shares underlying awards, including performance awards at 100% of target, granted under the 2006 EIP during a fiscal year to our weighted-average common shares of Common Stock outstanding at the corresponding fiscal year end.
As of March 31, 2015, we had 715,000 SARs under the 2006 EIP with a weighted-average per share exercise price of $26.73 and a weighted-average remaining contractual term of 5.78 years, and 970,824 NSUs/RSUs outstanding under the 2006 EIP, including restricted stock units and deferred stock awards, subject to time-based and performance-based vesting. The 1,685,824 awards outstanding under the 2006 EIP represent an overhang of approximately 4.8% based on our shares of Common Stock outstanding as of March 31, 2015. The 1,275,000 additional shares proposed to be available for future grant under our 2015 SIP would increase the overhang to approximately 8.2% based on our shares of Common Stock outstanding as of March 31, 2015. We calculate “overhang” as the total of (a) shares underlying outstanding awards plus shares available for issuance under future equity awards, divided by (b) the total number of shares outstanding, shares underlying outstanding awards and shares available for issuance under future equity awards.
Approval of the 2015 SIP is intended to enable us to achieve the following objectives:
The continued ability to offer stock-based incentive compensation to our eligible employees and non-employee directors. By its terms, the 2006 EIP will expire on May 19, 2016. Without equity incentives, we would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the employee talent critical to our future successes. These cash replacement alternatives could, among other things, reduce the cash available for investment in growth and development of new and existing products, cause a loss of motivation by employees to achieve superior performance over the longer term and reduce the incentive of employees to remain employed with our Company during the vesting of the equity grant. Equity-based awards also directly align a portion of the compensation of our employees with the economic interests of our stockholders.
The ability to maintain an equity incentive plan that can attract and retain employee talent while keeping the rate of dilution low. We are requesting approval of 1,275,000 shares, for issuance pursuant to the 2015 SIP, less one share for every one share granted under the 2006 EIP after March 31, 2015 and prior to the effective date of the 2015 SIP. After carefully forecasting our anticipated growth rate for the next few years and considering our historical forfeiture rates, we currently believe that the share reserve under the 2015 SIP Plan will be sufficient for us to make anticipated grants of equity incentive awards under our current compensation program for the next four years. However, a change in business conditions, Company strategy or equity market performance could alter this projection.
The ability to offer a variety of stock compensation awards including stock options, restricted stock awards, stock bonus awards, SARs, RSUs, and performance awards. The variety of awards available under the 2015 SIP continues to give us flexibility to respond to market-competitive changes in equity compensation practices.
The ability to provide a new equity plan that reflects best current compensation practices. Given that the 2006 EIP will expire on May 19, 2016, we have revisited the terms of our equity plan to include provisions that we believe reflect the best current compensation practices and that implement strong governance-related protections for our stockholders including:

• Administration. The 2015 SIP will be administered by the Compensation Committee of our Board of Directors, which is comprised entirely of independent non-employee directors.
• Continued broad-based eligibility for equity awards. We grant equity awards to a broad range of our employees. By doing so, we align employee interests with stockholder interests throughout the organization and motivate our employees to act in the best interests of our stockholders.

• No evergreen provision; stockholder approval is required for additional shares. The 2015 SIP does not contain an annual “evergreen” provision, so stockholder approval is required to increase the maximum number of securities that may be issued under the 2015 SIP.

• Repricing is not allowed without stockholder approval. The 2015 SIP prohibits the repricing or exchange for cash of underwater stock options and SARs without prior stockholder approval.
• Equity-based clawback provision. The 2015 SIP provides that all awards will be subject to any compensation clawback or recoupment policy adopted by our board of directors or required by law.
• Plan does not contain single-trigger plan provision. The 2015 SIP does not provide for automatic “single trigger” vesting acceleration of plan awards in the event of our change of control.
• No discount stock options or stock appreciation rights. All stock options and SARs will have an exercise price equal to at least the fair market value of our common stock on the date the stock option or SAR is granted, except in certain situations in which we are assuming or replacing options granted by another company that we are acquiring.

• No tax gross-ups. The 2015 SIP does not provide for any tax gross-ups.
• Annual limits on non-employee director grants. The 2015 SIP includes fixed limits as to the maximum value of awards that may be granted in each calendar year to non-employee directors.
Summary of the 2015 Stock Incentive Plan
The following summary highlights the significant terms of the 2015 SIP. This summary does not contain all of the information contained in the 2015 SIP, which is set forth in full as Attachment B to this Proxy Statement. To the extent there is a conflict between this summary and the terms of the 2015 SIP, the terms of the 2015 SIP will govern.
Purposes. The purposes of the 2015 SIP are to enhance our ability to attract and retain the services of qualified employees, officers, directors, consultants and other services providers and provide additional incentives to such persons to devote their effort and skill to the advancement of the Company by providing them an opportunity to participate in the ownership of the Company.
Shares Authorized. 1,275,000 shares, less one share for every one share granted under the 2006 EIP after March 31, 2015 and prior to the effective date of the 2015 SIP, will be authorized under the 2015 SIP, subject to adjustment for stock splits and other similar changes in our capital structure. Any shares subject to awards that are forfeited, expire or are otherwise terminated without shares being issued, including shares subject to awards granted under the 2006 EIP that are outstanding after March 31, 2015, will be returned to the pool of shares available for grant and issuance under the 2015 SIP. In addition, any shares subject to awards that are tendered by holders or withheld by us to pay the exercise price of an award or shares withheld to satisfy tax withholding obligations in connection with the exercise or vesting of any awards, including shares subject to awards granted under the 2006 EIP that are outstanding after March 31, 2015, will also be returned to the pool of shares available for grant and issuance under the 2015 SIP.
Limitations on Awards. No more than 750,000 shares may be issued pursuant to the exercise of incentive stock options. Subject to adjustment for stock splits and other similar changes in our capital structure, no participant in the 2015 SIP may be granted (a) options or SARs during any 12-month period with respect to more than 400,000 shares (increased to 800,000 with respect to awards granted during the first calendar year of employment) and (b) restricted stock awards, RSUs, performance awards or stock bonus awards during any calendar year that are intended to comply with the performance-based exception under Section 162(m) of the U.S. Internal Revenue Code, if applicable, and are denominated in shares under which more than 200,000 shares may be earned for each 12 months in the vesting period or performance period (increased to 400,000 with respect to awards during the first calendar year of employment). These limits are intended to ensure that awards will qualify under Section 162(m) of the Code, if applicable. Failure to qualify under this section might result in our inability to take a tax deduction for part of our performance-based compensation to senior executives. In addition, during any calendar year no participant may be granted cash-based awards that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in cash under which more than $10,000,000 may be earned for each 12 months in the performance period (increased to $20,000,000 with respect to awards granted during the first calendar of employment).

Eligible Participants. Incentive stock options may be granted only to Company employees. All other awards may be granted to any of our employees, directors, consultants, independent contractors and advisors that render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The Compensation Committee determines which individuals will participate in the 2015 SIP. As of March 31, 2015, there were approximately 110 employees and 8 non-employee directors eligible to participate in the 2015 SIP.
Adjustments. If the number of outstanding shares of the Company is changed by a stock dividend, extraordinary dividends or distributions (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, spin-off or similar change in our capital structure, then (a) the number of shares reserved for issuance and future grant under the 2015 SIP, (b) the exercise prices of and number of shares subject to outstanding options and stock appreciation rights, (c) the number of shares subject to other outstanding awards, (d) the maximum number of shares that may be issued as incentive stock options or other awards and, (e) the maximum number of shares that may be issued to an individual or to a new employee in any one calendar year, will be proportionately adjusted, subject to any required action by our board of directors or our stockholders and in compliance with applicable securities laws. No fraction of shares may be issued following any adjustment.
Award Types. The 2015 SIP permits the issuance of the following types of awards:

• Options. Options may be non-qualified stock options or incentive stock options and may vest based on time or achievement of performance goals. Our Compensation Committee may provide for options to be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest.

• Restricted Stock. A restricted stock award is an offer by us to sell shares of our Common Stock subject to restrictions, which may vest based on time or achievement of performance goals. The price, if any, of a restricted stock award will be determined by the Compensation Committee.

• Stock Bonuses. Stock bonus awards may be granted as additional compensation for past or future service or achievement of performance goals, and therefore, no payment will be required for any shares awarded under a stock bonus.

• Stock Appreciation Rights. SARs provide for a payment, or payments, in cash or shares of our Common Stock, to the holder based upon the difference between the fair market value of our Common Stock on the date of exercise and the stated exercise price at grant up to a maximum amount of cash or number of shares.

• Restricted Stock Units. RSUs represent the right to receive shares of our Common Stock at a specified date in the future, subject to forfeiture of that right because of termination of employment or failure to achieve certain performance goals. If an RSU has not been forfeited, then on the date specified in the applicable agreement, we will deliver to the holder of the RSU shares of our Common Stock (which may be subject to additional restrictions), cash or a combination of our Common Stock and cash.

• Performance Awards. Performance awards cover a number of shares of our Common Stock that may be settled upon achievement of the pre-established performance goals in cash or by issuance of the underlying shares.

Terms applicable to Stock Options and Stock Appreciation Rights. The exercise price of grants made under the 2015 SIP of stock options or SARs may not be less than the closing price of our Common Stock on the date of grant. The term of these awards may not be longer than ten years, except in the case of incentive stock options granted to holders of more than 10% of our voting power, which may have a term no longer than five years. The Compensation Committee determines at the time of grant the other terms and conditions applicable to such award, including vesting and exercisability.
Terms applicable to Restricted Stock Awards, Stock Bonus Awards, Restricted Stock Unit Awards, and Performance Awards. The Compensation Committee determines the terms and conditions applicable to the granting of restricted stock awards, stock bonus awards, RSUs and performance awards. The Compensation Committee may make the grant, issuance, retention and/or vesting of restricted stock awards, stock bonus awards, RSUs and performance awards contingent upon continued employment, the passage of time, or such performance criteria and the level of achievement versus such criteria as it deems appropriate.
Non-Employee Directors. Under the 2015 SIP, non-employee directors may be granted awards either on a discretionary basis or pursuant to policy adopted by our Board of Directors, except that no non-employee director may be granted awards in any calendar year with a grant date fair value of more than $1,000,000 (increased to $2,000,000 with respect to awards granted during the first calendar year of service).
Administration. The Compensation Committee will administer the 2015 SIP. Subject to the terms and limitations expressly set forth in the 2015 SIP, the Compensation Committee selects the persons who receive awards, determines the number of shares covered thereby, and, establishes the terms, conditions and other provisions of the grants. The Compensation Committee may construe and interpret the 2015 SIP and prescribe, amend and rescind any rules and regulations relating to the 2015 SIP.
Eligibility Under Section 162(m) of the Code and Section 16 of the Exchange Act. Section 162(m) of the Code generally disallows a federal income tax deduction to public companies for compensation paid the chief executive officer and three other most highly compensated officers (excluding the chief financial officer) (“covered employees”) to the extent that any of them receive more than $1.0 million in compensation in any single year. However, if compensation qualifies as performance-based compensation for Section 162(m) purposes, a public company may deduct the compensation for federal income tax purposes, even if the compensation exceeds $1.0 million in a single year.
Our 2015 SIP permits the grant of performance-based stock and cash awards that may qualify as performance-based compensation that is not subject to the $1.0 million limitation on income tax deductibility imposed by Section 162(m) of the Code. In addition to the grant of options or SARs that are deemed to be performance-based if issued with an exercise price no less than the fair market value on the date of grant, our Compensation Committee may structure awards so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period.
The 2015 SIP is intended to comply with the requirements of Section 162(m) of the Code such that performance-based awards in excess of $1.0 million payable to our covered employees may be deductible by us. While our Compensation Committee is mindful of the benefit to us of the full deductibility of compensation and will consider deductibility when analyzing potential compensation alternatives, it believes that it should not be constrained by the requirements of Section 162(m) where those requirements would impair flexibility in compensating our executive officers in a manner that can best promote our corporate objectives. Awards may, but need not, include performance criteria that satisfy Section 162(m) of the Code. To the extent that awards are intended to qualify as “performance-based compensation” under Section 162(m), the performance criteria may include any of the factors selected by the Compensation Committee and specified in an award, from among the following objective measures, either individually, alternatively or in any combination, applied to us as a whole or any business unit or subsidiary, either individually, alternatively or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target or index or group of comparator companies, to determine whether the performance goals established by the compensation committee with respect to applicable awards have been satisfied:

• profit before tax;
• billings;
• revenue;
• net revenue;
• earnings, which may include earnings before interest, earnings before interest and taxes, earnings before interest, taxes and depreciation, earnings before interest, taxes, depreciation and amortization, net earnings and other metrics based on or derived from earnings;

• operating income;
• operating margin;
• operating profit;
• controllable operating profit;
• net operating profit;
• net profit;
• gross margin;
• operating expenses or operating expenses as a percentage of revenue;
• net income;
• earnings per share;
• total stockholder return;
• market share;
• return on assets or net assets;
• our stock price;
• growth in stockholder value relative to a pre-determined index;
• return on equity;
• return on invested capital;
• cash flow, including free cash flow or operating cash flows;
• cash conversion cycle;
• economic value added;
• individual confidential business objectives;
• contract awards or backlog;
• overhead or other expense reduction;
• credit rating;
• strategic plan development and implementation;
• succession plan development and implementation;
• improvement in workforce diversity;
• customer indicators;
• new product invention or innovation;
• attainment of research and development milestones;
• improvements in productivity;
• bookings; and
• attainment of objective operating goals and employee metrics.

Performance goals (and any exclusions) will be set by the Compensation Committee prior to the earlier of 90 days after the commencement of the applicable performance period and the expiration of 25% of the performance period and will otherwise comply with the requirements of Section 162(m) of the Code and the regulations thereunder. When required by Section 162(m) of the Code, prior to settlement of any award at least two of the “outside directors” then serving on the Compensation Committee (or a majority if more than two “outside directors” then serve on the Compensation Committee) will determine and certify in writing the extent to which such performance goals have been timely achieved and the extent to which the award has been earned, and the compensation committee may adjust downwards, but not upwards, the amount payable pursuant to the award. Awards granted to participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to participants whose compensation is subject to Section 162(m) of the Code, the Compensation Committee may specify at the time of the initial grant of the award, the manner of adjustment of any performance goals upon which vesting or settlement of any portion of the Award is to be subject to the extent necessary to prevent dilution or enlargement of any award as a result of extraordinary events or circumstances, as determined by the Compensation Committee, or to exclude the effects of an event or occurrence which the Compensation Committee determines should appropriately be excluded, including extraordinary, unusual, infrequent, or non-recurring items, an event either not directly related to our operations or not within the reasonable control of our management, changes in applicable laws, regulations or accounting principles or standards, currency fluctuations, discontinued operations, non-cash items, such as amortization, depreciation or reserves, asset impairment or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets or other similar corporate transaction, but only to the extent such adjustments would be permitted under Section 162(m) of the Code.
Corporate Transactions. In the event of a change of control, merger, sale of all or substantially all of our assets or other similar corporate transaction, unless otherwise determined by the Compensation Committee, all outstanding awards may be assumed or replaced by the successor corporation. In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to participants as was provided to stockholders (after taking into account the existing provisions of the awards). The successor corporation may also issue, in place of outstanding shares held by the participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, then the awards will have their vesting accelerate as to all shares subject to such award (and any applicable right of repurchase fully lapse) immediately prior to the consummation of the corporate transaction. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, then the Compensation Committee will notify the participants that such award will be exercisable for a period of time determined by the Compensation Committee, and such awards will terminate upon the expiration of such period. Awards need not be treated similarly in a corporate transaction
Method of Payment. The exercise price of options and the purchase price, if any, of other stock awards may be paid in cash or by check or, where expressly approved by the Compensation Committee and permitted by law, cancellation of indebtedness, surrender of shares, waiver of compensation, a broker-assisted or other form of cashless exercise program, any combination of the foregoing or any other method permitted by applicable law.
Transferability. Except as otherwise determined by the Compensation Committee, awards granted under the 2015 SIP may not be sold, pledged, assigned, hypothecated, transferred or disposed of except by will or the laws of descent and distribution.
Repricing Prohibited. Repricing, or reducing the exercise price of outstanding options or SARs, or cancelling in exchange for cash outstanding options or SARs when the exercise price per share exceeds the fair market value of one share is prohibited without stockholder approval under the 2015 SIP.
Term. The 2015 SIP will terminate 10 years from the date our board of directors approved it, unless it is earlier terminated. The effectiveness of the 2015 SIP is subject to approval of the 2015 SIP by our stockholders within twelve (12) months following the date our board of directors approved it.
Amendments. Our Board of Directors may terminate or amend the 2015 SIP at any time, provided that no action may be taken by our Board of Directors (except for adjustment for stock splits and other similar changes in our capital structure described in “Adjustments” above) without the approval of our stockholders to:

• permit the repricing of outstanding stock options or SARs under the 2015 SIP;
• cancel in exchange for cash outstanding stock options or SARs under the 2015 SIP when the exercise price per share exceeds the fair market value of one share; or
• otherwise implement any amendment to the 2015 SIP required to be approved by stockholders.
Insider Trading Policy. Any participant that receives an award under the 2015 SIP must comply with our insider trading policy.
Clawback or Recoupment. Awards, including gains realized with respect to such awards, under the 2015 SIP will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by our Board of Directors or required by law.
U.S. Federal Income Tax Consequences
The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences to us and participants in the 2015 SIP. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Each participant has been, and is, encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2015 SIP.
Non-Qualified Stock Options. A participant will realize no taxable income at the time a non-qualified stock option is granted under the 2015 SIP, but generally at the time such non-qualified stock option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the stock option exercise price. Upon a disposition of such shares, the difference between the amount received and the fair market value on the date of exercise will generally be treated as a long-term or short-term capital gain or loss, depending on the holding period of the shares. We will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income in connection with the exercise of the non-qualified stock option.
Incentive Stock Options. A participant will realize no taxable income, and we will not be entitled to any related deduction, at the time any incentive stock option is granted. If certain employment conditions are satisfied, then no taxable income will result upon the exercise of such option, and we will not be entitled to any deduction in connection with the exercise of such stock option. Upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and we will not be entitled to a deduction in respect to such disposition. While no ordinary taxable income is recognized at exercise (unless there is a “disqualifying disposition,” see below), the excess of the fair market value of the shares over the stock option exercise price is a preference item that is recognized for alternative minimum tax purposes.
Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a “disqualifying disposition”), such participant will be considered to have realized as compensation taxed as ordinary income in the year of such disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the stock option exercise price and the fair market value of such shares on the date of exercise of such stock option. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant makes a “disqualifying disposition,” generally in the fiscal year of such “disqualifying disposition” we will be allowed a deduction for federal income tax purposes in an amount equal to the compensation realized by such participant.
Restricted Stock. A participant receiving restricted stock may be taxed in one of two ways: the participant (i) pays tax when the restrictions lapse (i.e., with respect to the shares as they become vested) or (ii) makes an election under Section 83(b) of the Code to pay tax in the year the grant is made with respect to all of the shares subject to the grant. At either time the value of the award for tax purposes is the excess of the fair market value of the shares at that time over the amount (if any) paid for the shares. This value is taxed as ordinary income and if granted to an employee, is subject to income tax withholding. We receive a tax deduction at the same time and for the same amount taxable to the participant. If a participant makes an election under Section 83(b) of the Code to be taxed at grant, then, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until the recipient disposes of the stock, at which point any gain or loss will be short-term or long-term capital gain or loss, depending on the holding period of the stock prior to such disposition.
Stock Bonuses. The participant will not realize income when a stock bonus (which can be settled in cash or our Common Stock) is granted, but will realize ordinary income when shares (or cash, if cash settled) are transferred to him or her. The amount of such income will be equal to the fair market value of such transferred shares (or cash, if cash settled) on the date of transfer. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.
Stock Appreciation Rights. A grant of a SAR (which can be settled in cash or our Common Stock) has no federal income tax consequences at the time of grant. Upon the exercise of SARs, the value received is generally taxable to the recipient as ordinary income, and we generally will be entitled to a corresponding tax deduction.
Restricted Stock Units. In general, no taxable income is realized upon the grant of an RSU (which can be settled in cash or our common stock). The participant will generally include in ordinary income the fair market value of the award of stock (or cash, if cash settled) at the time shares of stock (or cash, if cash settled) are delivered to the participant or at the time the RSU. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.
Performance Awards. The participant will not realize income when a performance award is granted (which can be settled in cash or our Common Stock), but will realize ordinary income when shares (or cash, if cash settled) are transferred to him or her. The amount of such income will be equal to the fair market value of such transferred shares (or cash, if cash settled) on the date of transfer. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.
Withholding Tax Requirements. Whenever shares are to be issued in satisfaction of awards granted under the 2015 SIP or the applicable tax event occurs, we may require the participant to remit to us an amount sufficient to satisfy applicable withholding tax requirements. Whenever payments in satisfaction of an award are to be made in cash, such payment will be net of an amount sufficient to satisfy the applicable withholding tax requirements. The Compensation Committee may require or permit the participant to satisfy applicable withholding tax requirements, in whole or in part by paying cash, electing to have us withhold otherwise deliverable cash or shares having a fair market value equal to the minimum statutory amount required to be withheld (or such other amount that will not cause an adverse accounting consequence or cost), delivering to us already-owned shares having a fair market value equal to the minimum amount required to be withheld or withholding from the proceeds of the sale of otherwise deliverable shares acquired pursuant to an award either through a voluntary sale or through a mandatory sale arranged by us.
ERISA Information
The 2015 SIP is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Required Vote
Approval of this proposal requires a vote of the majority of the shares present and entitled to vote at the Annual Meeting.
____________________________________________________________________
BOARD RECOMMENDATION

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR”
THIS PROPOSAL NO. 5 TO APPROVE THE ADOPTION OF THE 2015 STOCK INCENTIVE PLAN.
____________________________________________________________________

OTHER BUSINESS OF THE ANNUAL MEETING

We do not know of any business other than that described in this Proxy Statement that will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other business is properly brought before the Annual Meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in such proxies or their substitutes.

ANNUAL REPORT ON FORM 10-K

A copy of our Company's Annual Report on Form 10-K has been posted on the Internet, along with this Proxy Statement, each of which is accessible by following the instructions in the Notice. The Annual Report on Form 10-K contains consolidated financial statements of our Company and its subsidiaries and the report thereon of KPMG LLP, our Company's independent registered public accounting firm.
Our Company will provide a copy of its Annual Report on Form 10-K without charge (except exhibits) upon the written request of any beneficial owner of our shares as of the Record Date. Exhibits are available from our Company upon reimbursement of our Company's reasonable expenses. Such requests should be addressed to the Corporate Secretary at our corporate offices located at 250 Coromar Drive, Goleta, California 93117.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ ANGEL R. MARTINEZ
Angel R. Martinez Chairman of the Board of Directors and Chief Executive Officer

Goleta, California
July 29, 2015

APPENDIX A

DECKERS OUTDOOR CORPORATION
2015 EMPLOYEE STOCK PURCHASE PLAN
As adopted by the Board of Directors on June 26, 2015

ARTICLE 1
PURPOSE
The purposes of the Plan are to (a) enhance the Company’s ability to attract and retain the services of Eligible Employees upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and (b) provide additional incentives to Eligible Employees to devote their effort and skill to the advancement of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company. The Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code.
ARTICLE 2
DEFINITIONS AND CONSTRUCTION
For purposes of the Plan, terms not otherwise defined herein shall have the meanings indicated below:
2.1    “Administrator” means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.
2.2    “Agent” means the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.
2.3    “Board” means the Board of Directors of the Company.
2.4    “Change in Control” means:
(a)    The acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; provided, however, that a Change in Control shall not result upon such acquisition of beneficial ownership if such acquisition occurs as a result of a public offering of the Company’s securities or any financing transaction (or series of financing transactions);
(b)    A merger or consolidation in which the Company is not the surviving entity; provided, however, that a Change in Control shall not result from a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;
(c)    A reverse merger in which the Company is the surviving entity, but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger; or
(d)    The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; provided, however, that a Change in Control shall not result from a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s).
The Administrator shall have full and final authority to determine conclusively whether a Change in Control of the Company has occurred in respect of a particular set of circumstances, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.5    “Code” means the Internal Revenue Code of 1986, as amended from time to time, together with the treasury regulations and official guidance promulgated thereunder.
2.6    “Committee” means a committee of two or more members of the Board appointed to administer the Plan as set forth in Section 11.1.
2.7    “Common Stock” means the Common Stock of the Company and such other securities of the Company that may be substituted for Common Stock pursuant to Article 8.
2.8    “Company” means Deckers Outdoor Corporation, a Delaware corporation.
2.9    “Compensation” of an Eligible Employee means the base compensation received by such Eligible Employee as compensation for services to the Company or any Related Corporation during the relevant period, excluding incentive or performance-based compensation (whether issued in the form of cash or equity), bonuses, overtime payments, sales commissions, travel and business expense reimbursements, fringe benefits, perquisites and other similar payments. Such Compensation shall be calculated before deduction of any income or employment tax withholdings, but shall be withheld from the Eligible Employee’s net income.
2.10    “Effective Date” means the date on which the Plan was originally adopted by the Board, as set forth on the first page hereof.
2.11    “Eligible Employee” means an Employee of the Company or any Related Corporation: (a) who would not, immediately after any rights under the Plan are granted, own (directly or through attribution) or be deemed to own for purposes of Section 423(b)(3) of the Code five percent (5%) or more of the total combined voting power or value of all classes of capital stock of the Company or any Related Corporation; (b) whose customary employment is for more than twenty hours per week; and (c) whose customary employment is for more than five months in any calendar year. For purposes of clause (a) of the preceding sentence, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock that an Employee may purchase under outstanding rights granted under the Plan shall be treated as stock owned by the Employee. Notwithstanding the foregoing, the Administrator may, in its sole discretion, determine that an Employee of the Company or any Related Corporation shall not be eligible to participate in an Offering Period if: (i) such Employee is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code or is a “highly compensated employee” (A) with compensation above a specified level, (B) who is an officer of the Company or any Related Corporation thereof or (C) who is subject to the disclosure requirements of Section 16(a) of the Exchange Act; (ii) such Employee has not met a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years), or (iii) such Employee is a citizen or resident of a foreign jurisdiction and the grant of a right to purchase stock under the Plan to such Employee would be prohibited under the laws of such foreign jurisdiction or the grant of a right under the Plan to such Employee in compliance with the laws of such foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code, as determined by the Administrator in its sole discretion; provided that any exclusion in clauses (i), (ii) or (iii) shall be applied in an identical manner under each Offering Period to all similarly situated employees of the Company or any Related Corporation, in accordance with Treasury Regulation Section 1.423-2(e).
2.12    “Employee” means any person who renders services to the Company or any Related Corporation as an employee within the meaning of Section 3401(c) of the Code. “Employee” shall not include any director of the Company or any Related Corporation who does not render services to the Company or any Related Corporation as an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months or such other period specified in Treasury Regulation Section 1.421-1(h)(2), and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period or such other period specified in Treasury Regulation Section 1.421-1(h)(2).
2.13    “Enrollment Date” means the first Trading Day of each Offering Period.
2.14    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
2.15    “Fair Market Value” on any given date means the value of one share of Common Stock, determined as follows:
(a)    If the Common Stock is then listed or admitted for trading on the New York Stock Exchange or another stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the New York Stock Exchange or such stock exchange on which the Common Stock is then listed or admitted for trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on the New York Stock Exchange or such stock exchange on the next preceding day on which a closing sale price is reported.
(b)    If the Common Stock is not then listed or admitted for trading on the New York Stock Exchange or another stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over‑the‑counter market on the date of valuation.

(c)    If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation in a manner consistent with the valuation principles under Section 409A of the Code, which determination shall be conclusive and binding on all interested parties.
2.16    “Offering Period” means the periods of approximately six months during which a right granted under to the Plan may be exercised, (i) commencing on the first Trading Day on or after March 1st of each year and terminating on the first Trading Day on or following August 31st, approximately six months later, and (ii) commencing on the first Trading Day on or after September 1st of each year and terminating on the first Trading Day on or following the last day of the month of February, approximately six months later. The duration and timing of Offering Periods may be changed pursuant to Article 4 and Article 9. In no event may an Offering Period exceed twenty-seven (27) months.
2.17    “Participant” means any Eligible Employee who has executed a subscription agreement and been granted rights to purchase Common Stock pursuant to the Plan.
2.18    “Plan” means this 2015 Employee Stock Purchase Plan of the Company.
2.19    “Purchase Date” means the last Trading Day of each Offering Period.
2.20    “Purchase Price” means, with respect to a particular Offering Period, an amount equal to eighty-five percent (85%) of the Fair Market Value of a Share on the applicable Purchase Date; provided, however, that the Purchase Price for subsequent Offering Periods may be determined by the Administrator in its sole discretion subject to compliance with Section 423 of the Code (or any successor provision, or any other applicable law, regulation or stock exchange listing standard) or pursuant to Article 9.
2.21    “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company (in either case, to the extent currently existing or established in the future), as those terms are defined in Section 424(e) and (f) respectively, of the Code.
2.22    “Securities Act” means the Securities Act of 1933, as amended from time to time.
2.23    “Share” means a share of Common Stock.
2.24    “Trading Day” means a day on which the New York Stock Exchange, or another stock exchange on which the Common Stock is then listed or admitted for trading, is open for trading.
ARTICLE 3
SHARES SUBJECT TO THE PLAN
3.1    Shares Subject to the Plan. Subject to Article 8, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan shall be 1,000,000 Shares. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan. The Shares available for issuance under the Plan may be authorized but unissued Shares, Shares held in treasury, or Shares reacquired by the Company.
ARTICLE 4
OFFERING PERIODS
4.1    Offering Periods. The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after March 1st and September 1st each year, or on such other date as the Administrator will determine. The Administrator will have the authority to change the commencement date and duration of Offering Periods with respect to future offerings.
ARTICLE 5
ELIGIBILITY AND PARTICIPATION
5.1    Eligibility. Any Eligible Employee who shall be employed by the Company or any Related Corporation on the day immediately preceding a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this Article 5 and the limitations imposed by Section 423(b) of the Code.
5.2    Enrollment in Plan.
(a)    An Eligible Employee may become a Participant in the Plan for an Offering Period by delivering a subscription agreement to the Company in such form as the Administrator requires and by such time prior to the Enrollment Date for such Offering Period as is designated by the Administrator.

(b)    Each such agreement shall designate a whole percentage of such Eligible Employee’s Compensation to be withheld by the Company and any Related Corporation on each payday during the Offering Period as payroll deductions under the Plan. An Eligible Employee may designate any whole percentage of Compensation that is not less than one percent (1%) and not more than the maximum percentage designated by the Administrator (which percentage shall be ten percent (10%) in the absence of any such designation) as payroll deductions. The payroll deductions made for each Participant shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company in a manner consistent with Section 12.5.
(c)    A Participant may increase or decrease the percentage of Compensation designated in his or her subscription agreement at any time during an Offering Period only to the extent specified or agreed to by the Administrator. In the absence of any such specification or agreement by the Administrator, a Participant shall be permitted during any Offering Period to decrease the percentage of Compensation no more than once and shall not be permitted to increase the percentage of Compensation until the next following Offering Period or for any subsequent Offering Period. Any change in payroll deductions permitted by the Administrator shall be effective with the first full payroll period commencing at least five (5) business days after the Company’s receipt of a new subscription agreement evidencing the new payroll deduction election (or such shorter or longer period as may be specified or agreed to by the Administrator).
(d)    A Participant may suspend payroll deductions at any time during an Offering Period. Any such suspension of payroll deductions shall be effective with the first full payroll period commencing at least five (5) business days after the Company’s receipt of a written notice of suspension (or such shorter or longer period as may be specified or agreed to by the Administrator). In the event a Participant elects to suspend his or her payroll deductions with respect to an Offering Period, such Participant’s cumulative payroll deductions prior to the suspension shall remain in his or her account and shall be applied to the purchase of Shares on the next occurring Purchase Date and shall not be paid to such Participant unless he or she separately withdraws from participation in the Plan in accordance with Article 7. A Participant who suspends payroll deductions during an Offering Period shall not be permitted to resume contributions to the Plan during that Offering Period.
(e)    Except as otherwise determined by the Administrator, in its sole discretion from time to time, a Participant may participate in the Plan only by means of payroll deductions and may not make contributions by lump sum payment for any Offering Period.
5.3    Payroll Deductions. Except as otherwise determined by the Administrator, in its sole discretion from time to time, payroll deductions for a Participant shall commence with the first payroll following the Enrollment Date, and shall end with the last payroll in the Offering Period to which his or her authorization is applicable, unless sooner terminated by the Participant in accordance with Article 7.
5.4    Effect of Enrollment. A Participant’s completion of a subscription agreement will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant submits a new subscription agreement, withdraws from participation under the Plan in accordance with Article 7, or otherwise becomes ineligible to participate in the Plan.
5.5    Limitation on Purchase of Common Stock. An Eligible Employee may be granted rights under the Plan only if such rights, together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company and any Related Corporations, do not permit such employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate that exceeds $25,000 of Fair Market Value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code.
5.6    Decrease or Suspension of Payroll Deductions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5.5 (and any other limitations set forth in the Plan), a Participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period.
5.7    Unapplied Amounts. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares by reason of Section 423(b)(8) of the Code, Section 6.1 or Section 5.5 (or the other limitations set forth in the Plan) shall be credited to a Participant’s account and carried forward and applied toward the purchase of Shares for the next following Offering Period or for any subsequent Offering Period or paid to such Participant in one lump sum in cash as soon as reasonably practicable following the Purchase Date of the Offering Period after which there is a balance of the amount credited to the account of such Participant that has not been applied to the purchase of Shares, as determined by the Administrator in its sole discretion from time to time.
5.8    Leave of Absence. During leaves of absence approved by the Company meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) under the Code, a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal payday in an amount equal to his or her authorized payroll deduction.
5.9    Termination. Upon a Participant’s ceasing to be an Eligible Employee for any reason, including on account of his or her termination, he or she shall be withdrawn from the Plan, and the payroll deductions credited to such Participant’s account during the Offering Period shall be paid to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 12.1, as soon as reasonably practicable, and such Participant’s rights for the Offering Period shall be automatically terminated.

ARTICLE 6
GRANT AND EXERCISE OF RIGHTS
6.1    Grant of Rights. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted a right to purchase the maximum number of Shares designated by the Administrator that an Eligible Employee may purchase during each Offering Period (which maximum number of Shares shall be one hundred twenty-five (125) Shares for each Eligible Employee during each Offering Period in the absence of any such designation), subject to the limits in Section 5.5, and shall have the right to buy, on each Purchase Date during such Offering Period, such number of Shares as is determined by dividing (a) such Participant’s payroll deductions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price. The right shall expire on the last day of the Offering Period.
6.2    Exercise of Rights. On each Purchase Date, each Participant’s accumulated payroll deductions will be applied to the purchase of whole Shares of the Company, up to the maximum number of Shares permitted pursuant to the terms of the Plan or as determined by the Administrator in its sole discretion from time to time, at the Purchase Price. No fractional Shares shall be issued upon the exercise of rights granted under the Plan, unless the Administrator specifically provides otherwise. Any cash in lieu of fractional Shares remaining after the purchase of whole Shares upon exercise of a purchase right shall be credited to a Participant’s account and carried forward and applied toward the purchase of Shares for the next following Offering Period or for any subsequent Offering Period or paid to such Participant in one lump sum in cash as soon as reasonably practicable following the Purchase Date of the Offering Period after which there is a balance of the amount credited to the account of such Participant that has not been applied to the purchase of Shares, as determined by the Administrator in its sole discretion from time to time.
6.3    Purchase of Shares. As soon as practicable following the applicable Purchase Date, the number of shares of Common Stock purchased by a Participant pursuant to Section 6.2 shall be delivered (either as a share certificate or in book entry form), in the Company’s sole discretion, to either (i) the Participant or (ii) an account established in the Participant’s name at a stock brokerage or other financial services firm designated by the Company.
6.4    Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which rights are to be exercised may exceed (a) the number of Shares that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (b) the number of Shares available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Common Stock are to be exercised pursuant to this Article 6 on such Purchase Date, and shall either (x) continue all Offering Periods then in effect, or (y) terminate any or all Offering Periods then in effect pursuant to Article 9. The Company may make a pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.
6.5    Withholding. At the time a Participant’s rights under the Plan are exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provision in the manner determined by the Administrator, in its sole discretion from time to time, for the Company’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the right or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Participant.
6.6    Conditions to Issuance of Common Stock. The Company shall not be required to issue or deliver any certificates for, or make any book entries evidencing, Shares purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions:
(a)    The admission of such Shares to listing on the New York Stock Exchange or another stock exchange, if any, on which the Common Stock is then listed or admitted for trading; and
(b)    The completion of any registration or other qualification of such Shares under any state or federal law, or under the rules or regulations of the Securities and Exchange Commission, or any other governmental regulatory body that the Administrator shall, in its sole discretion, deem necessary or advisable; and
(c)    The obtaining of any approval, authorization or waiver from any state or federal governmental agency that the Administrator shall, in its sole discretion, determine to be necessary or advisable; and
(d)    The payment to the Company of all amounts that it is required to withhold under federal, state or local law upon the exercise of rights granted under the Plan, if any.

ARTICLE 7
WITHDRAWAL; CESSATION OF ELIGIBILITY
7.1    Withdrawal. A Participant may elect to withdraw from participation in the Plan at any time by giving written notice to the Company in a form acceptable to the Administrator no later than five (5) business days prior to the end of the Offering Period. All of the payroll deductions credited to the Participant’s account and not yet used to exercise his or her rights under the Plan shall be paid to the Participant as soon as reasonably practicable after receipt of the notice of withdrawal and such Participant’s rights for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of Shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the next Offering Period unless the Participant delivers a new subscription agreement to the Company.
7.2    Suspension. A Participant may suspend payroll deductions at any time during an Offering Period in accordance with Section 5.2(d). In the event a Participant elects to suspend his or her payroll deductions with respect to an Offering Period, such Participant’s cumulative payroll deductions prior to the suspension shall remain in his or her account and shall be applied to the purchase of Shares on the next occurring Purchase Date and shall not be paid to such Participant unless he or she withdraws from participation in the Plan in accordance with Section 7.1.
7.3    Future Participation. A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in subsequent Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.
7.4    Cessation of Eligibility. Upon a Participant’s withdrawl from the Plan pursuant to this Article 7, the payroll deductions credited to such Participant’s account during the Offering Period shall be paid to such Participant as soon as reasonably practicable, and such Participant’s rights for the Offering Period shall be automatically terminated.
ARTICLE 8
ADJUSTMENTS UPON CHANGES IN STOCK
8.1    Changes in Capital Structure. Subject to Section 8.3, in the event of any stock dividend, stock split, combination or reclassification of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other similar corporate event affecting the Common Stock, the Administrator may make such proportionate adjustments, if any, as the Administrator in its sole discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and type of Shares (or other securities or property) that may be issued under the Plan (including adjustments to the share reservation limit in Section 3.1), (b) the Purchase Price with respect to any outstanding rights, and (c) the class(es) and number of shares and price per Share subject to outstanding rights.
8.2    Other Adjustments. Subject to Section 8.3, in the event of any transaction or event described in Section 8.1, or any unusual or nonrecurring transactions or events affecting the Company or its outstanding capital stock (including, without limitation, any Change in Control), and whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events, or to give effect to changes in laws, regulations or principles, the Administrator, in its sole discretion and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions:
(a)    To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator;
(b)    To provide that the outstanding rights under the Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(c)    To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights that may be granted in the future;
(d)    To provide that Participants’ accumulated payroll deductions may be used to purchase Common Stock prior to the next scheduled Purchase Date on such date as the Administrator determines and that Participants’ rights under the ongoing Offering Period(s) shall terminate; and
(e)    To provide that all outstanding rights shall terminate without being exercised.
8.3    No Adjustment Under Certain Circumstances. No adjustment or action described in this Article 8 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.

8.4    No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any Related Corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares that a Participant shall have the right to buy in any Offering Period or that are available for issuance under the Plan.
ARTICLE 9
AMENDMENT, MODIFICATION AND TERMINATION
9.1    Amendment, Modification and Termination. The Administrator may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that approval by a vote of the holders of the outstanding shares of the Company’s capital stock entitled to vote shall be required to amend the Plan: (a) to increase the aggregate number, or change the type, of Shares that may be sold pursuant to rights under the Plan under Section 3.1 (other than an adjustment as provided by Article 8), (b) to change the Plan in any manner that would cause the Plan to no longer be an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, or (c) if required by the applicable rules or continued listing requirements adopted by the New York Stock Exchange or another stock exchange on which the Shares are then listed or admitted for trading.
9.2    Certain Changes to Plan. Without obtaining stockholder consent, without regard to whether any Participant’s rights may be considered to have been adversely affected, and to the extent permitted by Section 423 of the Code, the Administrator may, in its sole discretion, (a) change the commencement date of Offering Periods, (b) change the duration of Offering Periods, (c) limit the number of changes in the amount withheld during an Offering Period, (d) calculate the Compensation amount for any Eligible Employee, (e) establish the maximum amount of Compensation for which payroll deductions can be made, (f) set the time for delivery of notices under the Plan, (g) determine how the balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares should be treated, (h) determine the manner in which any Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, (i) determine the maximum number of Shares that an Eligible Employee may purchase during each Offering Period, (j) determine who shall be an Eligible Employee, (k) determine whether and how often a Participant may increase or decrease the percentage of Compensation designated in his or her subscription agreement during an Offering Period, (l) make any determination permitted under and consistent with the Code and the Plan and (m) establish such other limitations or procedures as the Administrator determines to be advisable, in its sole discretion, that are consistent with the Plan.
9.3    Unfavorable Financial or Accounting Consequences. Without obtaining stockholder consent, in the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial or accounting consequences, the Administrator may, in its sole discretion, modify or amend the Plan to reduce or eliminate such accounting or financial consequence, including (a) altering the calculation of the Purchase Price for any Offering Period, including an Offering Period underway at the time of the change in Purchase Price and (b) modifying the duration of any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the change in the Offering Period.
9.4    Payments Upon Termination of Plan. Upon termination of the Plan, the balance in each Participant’s account shall be refunded as soon as practicable after such termination.
ARTICLE 10
TERM OF PLAN
The Plan shall be effective on the Effective Date. The effectiveness of the Plan shall be subject to approval of the Plan by the stockholders of the Company within twelve (12) months following the Effective Date. No right may be granted under the Plan prior to such stockholder approval. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date. No rights may be granted under the Plan during any period of suspension of the Plan or after termination of the Plan.
ARTICLE 11
ADMINISTRATION
11.1    Administrator. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to the Committee, which shall consist of two (2) or more members of the Board. For purposes of this Plan, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee. Each of the members of the Committee shall meet the independence requirements under the then applicable rules or continued listing requirements adopted by the New York Stock Exchange or another stock exchange on which the Shares are then listed or admitted for trading. Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Committee may delegate administrative tasks under the Plan to the services of an Agent and/or Employees to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Participant.
11.2    Authority of Administrator. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan (including, without limitation, in Article 9) or by law, the Administrator shall have full power and authority to: (a) determine the persons to whom, and the time or times at which, rights to purchase Common Stock shall be granted under the Plan and the provisions of each offering of such rights (which need not be identical), (b) interpret the Plan and the rights granted under it, (c) establish, amend and revoke rules and regulations for the administration of the Plan, (d) correct any defect or omission, or reconcile any inconsistency in the Plan, (e) amend the Plan as provided in Article 9, (f) exercise such powers and perform such acts as the Administrator deems necessary to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code, and (g) make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants.
11.3    Expenses. All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may, with the approval of the Committee, employ attorneys, consultants, accountants, brokerage firms, banks, financial institutions or other persons. The Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company and all other interested persons.
11.4    Limitation on Liability. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company to whom duties are delegated under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Plan.
ARTICLE 12
MISCELLANEOUS
12.1    Restriction upon Assignment. A right granted under the Plan shall not be transferable other than by will or the applicable laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder.
12.2    Rights as a Stockholder. Participant shall not be deemed to be a holder of, or to have any of the rights of a holder with respect to, Shares subject to a right granted under the Plan unless and until such Shares have been issued to the Participant in accordance with Section 6.3, the Company’s transfer agent shall have transferred the Shares to Participant, and Participant’s name shall have been entered as the stockholder of record on the books of the Company.  Thereupon, Participant shall have full voting, dividend and other ownership rights with respect to such Shares.
12.3    Interest. In no event shall interest accrue on the payroll deductions of a Participant under the Plan.
12.4    Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
12.5    Application of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.
12.6    Account Statements. Individual accounts shall be maintained for each Participant in the Plan. Statements of individual accounts shall be given to Participants at least annually, which statements shall set forth the amount of payroll deductions made, the Purchase Price paid, the number of Shares purchased, and the remaining cash balance, if any. The Committee may delegate responsibility to prepare and distribute the account statements to an Agent and/or Employees.
12.7    No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Eligible Employee or Participant to be consideration for, or an inducement to, or a condition of, the employment of any Eligible Employee or Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Related Corporation or to interfere with the right of the Company or any Related Corporation to discharge any Eligible Employee or Participant at any time.
12.8    Effect Upon Other Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in the Plan shall be construed to limit the right of the Company to establish any other forms of incentives or compensation for Employees of the Company or any Related Corporation.

12.9    Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and the participation in the Plan by any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemption rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
12.10    Notice of Disposition of Shares. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of a right under the Plan if such disposition or transfer is made: (a) within two years from the Enrollment Date of the Offering Period in which the Shares were purchased or (b) within one year after the Purchase Date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer, the amount and type of consideration realized (cash, other property, assumption of indebtedness or other consideration) by the Participant in such disposition or other transfer, and such additional information as may be requested by the Administrator.
12.11    Equal Rights and Privileges. All Eligible Employees of the Company and any Related Corporation shall have equal rights and privileges under this Plan to the extent required under Section 423 of the Code so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Any provision of this Plan that is inconsistent with Section 423 of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code.
12.12    Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.
12.13    Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically.

APPENDIX B

DECKERS OUTDOOR CORPORATION
2015 STOCK INCENTIVE PLAN
As adopted by the Board of Directors on June 26, 2015

ARTICLE 1
PURPOSES OF THE PLAN
1.1    Purposes. The purposes of the Plan are (a) to enhance the Company’s ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.
ARTICLE 2
DEFINITIONS
For purposes of this Plan, terms not otherwise defined herein will have the meanings indicated below:
2.1    “Affiliate” means (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.
2.2    “Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or Performance Awards.
2.3    “Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, and country-specific appendix thereto for grants to non-U.S. Participants, which will be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.
2.4    “Board” means the Board of Directors of the Company.
2.5    “Cause” means termination of Service because of (a) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent, Subsidiary or Affiliate of the Company, the Participant’s conviction for or guilty plea to a felony or a crime involving moral turpitude or any willful perpetration by the Participant of a common law fraud; (b) the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company; (c) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent, Subsidiary or Affiliate of the Company and the Participant regarding the terms of the Participant’s Service, including the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an Employee, Officer, Director, Non-Employee Director or Consultant of the Company or a Parent, Subsidiary or Affiliate of the Company, other than as a result of having a Disability or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or a Parent, Subsidiary or Affiliate of the Company and the Participant; (d) Participant’s disregard of the policies of the Company or any Parent, Subsidiary or Affiliate of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent, Subsidiary or Affiliate of the Company or (e) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of or is otherwise materially injurious to the Company or a Parent, Subsidiary or Affiliate of the Company. The determination as to whether a Participant is being terminated for Cause will be made in good faith by the Company and will be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 0, and the term “Company” will be interpreted to include any Affiliate, Subsidiary or Parent, as appropriate. Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement or Award Agreement with any Participant, provided that such document supersedes the definition provided in this Section 0.
2.6    “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

2.7    “Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan or part of the Plan has been delegated as permitted by law.
2.8    “Common Stock” means the Common Stock of the Company.
2.9    “Company” means Deckers Outdoor Corporation or any successor corporation.
2.10    “Consultant” means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.
2.11    “Corporate Transaction” means the occurrence of any of the following events: (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this clause (a) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company) or (e) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by member of the Board whose appointment or election is not endorsed by as majority of the members of the Board prior to the date of the appointment or election; provided, however, that for purposes of this clause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount will become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.
2.12    “Director” means a member of the Board.
2.13    “Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.
2.14    “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash, stock or other property dividends in amounts equal equivalent to cash, stock or other property dividends for each Share represented by an Award held by such Participant.
2.15    “Effective Date” means the date on which the Plan is approved by the affirmative vote of the holders of a majority of the Shares of Common Stock of the Company which are entitled to be voted and are voted on the proposal to approve this Plan (and for such purpose, any “broker non-votes” will not be counted as being entitled to be voted on that proposal, but will be counted for quorum purposes).
2.16    “Employee” means any person, including Officers and Directors, providing services as an employee to the Company or any Parent, Subsidiary or Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
2.17    “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
2.18    “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.
2.19    “Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows: (a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable; (b) if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable or (c) if none of the foregoing is applicable, by the Board or the Committee in good faith using any reasonable method of evaluation in a manner consistent with the valuation principles under Section 409A of the Code.
2.20    “Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.
2.21    “IRS” means the United States Internal Revenue Service.
2.22    “Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.
2.23    “Option” means an award of an option to purchase Shares pursuant to Article 4 or Article 10.
2.24    “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
2.25    “Participant” means a person who holds an Award under this Plan.
2.26    “Performance Award” means cash or stock granted pursuant to Article 9 or Article 10.
2.27    “Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target or index or group of comparator companies, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied: (a) profit before tax; (b) billings; (c) revenue; (d) net revenue; (e) earnings (which may include earnings before interest; earnings before interest and taxes; earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; net earnings and other metrics based on or derived from earnings); (f) operating income; (g) operating margin; (h) operating profit; (i) controllable operating profit; (j) net operating profit; (k) net profit; (l) gross margin; (m) operating expenses or operating expenses as a percentage of revenue; (n) net income; (o) earnings per share; (p) total stockholder return; (q) market share; (r) return on assets or net assets; (s) the Company’s stock price; (t) growth in stockholder value relative to a pre-determined index; (u) return on equity; (v) return on invested capital; (w) cash flow (including free cash flow or operating cash flows); (x) cash conversion cycle; (y) economic value added; (z) individual confidential business objectives; (aa) contract awards or backlog; (bb) overhead or other expense reduction; (cc) credit rating; (dd) strategic plan development and implementation; (ee) succession plan development and implementation; (ff) improvement in workforce diversity; (gg) customer indicators; (hh) new product invention or innovation; (ii) attainment of research and development milestones; (jj) improvements in productivity; (kk) bookings and (ll) attainment of objective operating goals and employee metrics. The Committee may provide for one or more adjustments to the Performance Factors in accordance with Section 11.3.
2.28    “Performance Period” means the period of service determined by the Committee, not to exceed seven (7) years, during which years of service or performance is to be measured for the Award.
2.29    “Performance Share” means an Award granted pursuant to Article 9 or Article 10.
2.30    “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.
2.31    “Plan” means this Deckers Outdoor Corporation 2015 Stock Incentive Plan.
2.32    “Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.
2.33    “Restricted Stock Award” means an award of Shares pursuant to Article 5 or Article 10 or issued pursuant to the early exercise of an Option.
2.34    “Restricted Stock Unit” means an Award granted pursuant to Article 8 or Article 10.
2.35    “SEC” means the United States Securities and Exchange Commission.
2.36    “Securities Act” means the United States Securities Act of 1933, as amended.
2.37    “Service” means service as an Employee, Consultant, Director or Non-Employee Director, to the Company or a Parent, Subsidiary or Affiliate, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of (a) sick leave; (b) military leave or (c) any other leave of absence approved by the Company; provided, that such leave is for a period of not more than 90 days (x) unless reemployment upon the expiration of such leave is guaranteed by contract or statute or (y) unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension of or modification of vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting will continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she will be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. An employee will have terminated employment as of the date he or she ceases to provide services (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment will not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor will not terminate the service provider’s Service, unless determined by the Committee, in its discretion. The Committee will have sole discretion to determine whether a Participant has ceased to provide Services and the effective date on which the Participant ceased to provide Services.
2.38    “Shares” means shares of the Company’s Common Stock and the common stock of any successor entity.
2.39    “Stock Appreciation Right” means an Award granted pursuant to Article 7 or Article 10.
2.40    “Stock Bonus” means an Award granted pursuant to Article 6 or Article 10.
2.41    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
2.42    “Treasury Regulations” means regulations promulgated by the United States Treasury Department.
2.43    “Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).
ARTICLE 3
PLAN SHARES
3.1    Number of Shares Available. Subject to adjustment as provided in Section 3.5, the total number of Shares reserved and available for grant and issuance pursuant to this Plan is 1,275,000 Shares, less one Share for every one Share granted under the Company’s 2006 Equity Incentive Plan (the “Prior Plan”) after March 31, 2015 and prior to the Effective Date. After the Effective Date, no awards may be granted under the Prior Plan.
3.2    Lapsed, Returned Awards. If (a) any Shares subject to an Award are forfeited, an Award expires or otherwise terminates without issuance of Shares or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award (including on payment in Shares on exercise of a SAR), such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the Shares available for grant under the Plan or (b) after March 31, 2015 any Shares subject to an award under the Prior Plan are forfeited, an award under the Prior Plan expires or otherwise terminates without issuance of such Shares or an award under the Prior Plan is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the Shares subject to such award (including on payment in Shares on exercise of a SAR), then in each such case the Shares subject to the Award or award under the Prior Plan shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the Shares available for grant under the Plan on a one-for-one basis. If (i) any Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company or (ii) withholding tax liabilities arising from such Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall be added to the Shares available for grant under the Plan on a one-for-one basis. If after March 31, 2015 (x) any option or award under the Prior Plan is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company or (y) withholding tax liabilities arising from such options or awards are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall be added to the Shares available for grant under the Plan on a one-for-one basis.
3.3    Minimum Share Reserve. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan.
3.4    Limitations; Eligibility. No more than 750,000 Shares will be issued pursuant to the exercise of ISOs. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. Subject to adjustment as provided in Section 3.5, no Participant may be granted (a) Options or SARs during any 12-month period with respect to more than 400,000 Shares and (b) Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards or Stock Bonus Awards during any calendar year that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in Shares under which more than 200,000 Shares may be earned for each twelve (12) months in the vesting period or Performance Period. Each of the limitations in the preceding sentence of this Section 3.4 shall be multiplied by two (2) with respect to Awards granted to a Participant during the first calendar year in which the Participant commences employment with the Company and its Subsidiaries. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this Section 3.4.
3.5    Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, extraordinary dividends or distributions (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, spin-off or similar change in the capital structure of the Company, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 3.1; (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs; (c) the number of Shares subject to other outstanding Awards; (d) the maximum number of shares that may be issued as ISOs or other Awards set forth in Section 3.4 and (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3.4, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws, provided that fractions of a Share will not be issued.
ARTICLE 4
OPTIONS
4.1    Options. An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable. The Committee may grant Options to eligible Employees, Consultants and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this Section 4.1.
4.2    Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Option and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.
4.3    Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.
4.4    Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.
4.5    Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted, provided that (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 13.1 and the Award Agreement and in accordance with any procedures established by the Company.
4.6    Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third party administrator) and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 3.5. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
4.7    Termination of Service. Unless otherwise provided in the Award Agreement, if the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond three (3) months after the date Participant’s Service terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, if the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant’s legal representative or authorized assignee no later than twelve (12) months after the date Participant’s Service terminates (or such shorter time period or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, if the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond (a) three (3) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code or (b) twelve (12) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, if the Participant is terminated for Cause, then Participant’s Options will expire on such Participant’s date of termination of Service or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause will have the meaning set forth in the Plan.
4.8    Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.
4.9    Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 4.9, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
4.10    Modification or Extension. Subject in all cases to Section 13.8, the Committee may modify or extend outstanding Options (but not beyond their original term) and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended or otherwise altered will be treated in accordance with Section 424(h) of the Code.
4.11    No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.
ARTICLE 5
RESTRICTED STOCK AWARDS
5.1    Restricted Stock Awards. A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant or Director Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price (if any), the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.
5.2    Award Agreement. All Restricted Stock Awards will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price (if any), within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

5.3    Purchase Price. The Purchase Price (if any) for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price (if any) must be made in accordance with Section 13.1, the Award Agreement and any procedures established by the Company.
5.4    Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee will: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.
5.5    Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
ARTICLE 6
STOCK BONUS AWARDS
6.1    Stock Bonus Awards. A Stock Bonus Award is an award to an eligible Employee, Consultant or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent or Subsidiary. All Stock Bonus Awards will be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.
6.2    Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee will: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals (if any) and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.
6.3    Form of Payment to Participant. Payment may be made in the form of cash, whole Shares or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.
6.4    Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
ARTICLE 7
STOCK APPRECIATION RIGHTS
7.1    Stock Appreciation Rights. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant or Director that may be settled in cash or Shares (which may consist of Restricted Stock) having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs will be made pursuant to an Award Agreement.
7.2    Terms of SARs. The Committee will determine the terms of each SAR, including: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR and (d) the effect of the Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.
7.3    Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement will set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 4.7 also will apply to SARs.
7.4    Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.
7.5    Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
ARTICLE 8
RESTRICTED STOCK UNITS
8.1    Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant or Director covering a number of Shares that may be settled in cash and/or by issuance of Shares (which may consist of Restricted Stock). All RSUs will be made pursuant to an Award Agreement.
8.2    Terms of RSUs. The Committee will determine the terms of an RSU including: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the amount (including any minimum amount), nature (which may include cash, Shares or a combination of both) and valuation of the consideration to be paid or distributed on settlement; (d) the effect of the Participant’s termination of Service on each RSU; and (e) such other terms as the Committee may determine. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.
8.3    Timing of Settlement. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee may permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.
8.4    Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
ARTICLE 9
PERFORMANCE AWARDS
9.1    Performance Awards. A Performance Award is an award to an eligible Employee, Consultant or Director of a cash bonus or an award of Performance Shares denominated in Shares that may be settled in cash or by issuance of those Shares (which may consist of Restricted Stock). Grants of Performance Awards will be made pursuant to an Award Agreement.
9.2    Terms of Performance Shares. The Committee will determine, and each Award Agreement will set forth, the terms of each Performance Award including: (a) the amount of any cash bonus; (b) the number of Shares deemed subject to an award of Performance Shares; (c) the Performance Factors and Performance Period that will determine the time and extent to which each Performance Award will be settled; (d) the consideration to be distributed on settlement and (e) the effect of the Participant’s termination of Service on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; (y) select from among the Performance Factors to be used and (z) determine the number of Shares deemed subject to the award of Performance Shares. Prior to settlement the Committee will determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria. During any calendar year no Participant may be granted Performance Awards that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in cash under which more than $10,000,000 may be earned for each twelve (12) months in the Performance Period. This limitations shall be multiplied by two (2) with respect to Awards granted to a Participant during the first calendar year in which the Participant commences employment with the Company and its Subsidiaries. If an Award is cancelled, the cancelled Award shall continue to be counted toward the limitation in this Section 9.2.

9.3    Value, Earning and Timing of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. After the applicable Performance Period has ended, the holder of Performance Shares will be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved. The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period) or in a combination thereof.
9.4    Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).
ARTICLE 10
GRANTS TO NON-EMPLOYEE DIRECTORS
10.1    Grants To Non-Employee Directors. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Article 10 may be automatically made pursuant to policy adopted by the Board or made from time to time as determined in the discretion of the Board. No Non-Employee Director may be granted Awards pursuant to this Article 10 in any calendar year with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of more than $1,000,000. The limitation in the preceding sentence of this Section 10.1 shall be multiplied by two (2) with respect to Awards granted to a Non-Employee Director during the first calendar year in which the Non-Employee Director provides services as a Non-Employee Director.
10.2    Eligibility. Awards pursuant to this Article 10 will be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Article 10.
10.3    Vesting, Exercisability and Settlement. Except as set forth in Article 12, Awards will vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors will not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.
10.4    Election to receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards will be issued under the Plan. An election under this Section 10.4 will be filed with the Company on the form prescribed by the Company.
ARTICLE 11
ADMINISTRATION OF THE PLAN
11.1    Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board will establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to: (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan; (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award; (c) select persons to receive Awards; (d) determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, including the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine; (e) determine the number of Shares or other consideration subject to Awards; (f) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary; (g) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of or as alternatives to other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company; (h) grant waivers of Plan or Award conditions; (i) determine the vesting, exercisability and payment of Awards; (j) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement; (k) determine whether an Award has been earned; (l)  reduce or waive any criteria with respect to Performance Factors (subject to any applicable requirements or limitations under Section 162(m) of the Code); (m) adjust Performance Factors in accordance with Section 11.3 with respect to persons whose compensation is subject to Section 162(m) of the Code; (n) adopt terms and conditions, rules and procedures (including the adoption of any sub-plan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States; (o) make all other determinations necessary or advisable for the administration of this Plan and (p) delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law.
11.2    Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement will be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee will be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution will be final and binding on the Company and the Participant.
11.3    Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Committee will include at least two persons who are “outside directors” (as defined under Section 162(m) of the Code) and at least two of such “outside directors” (or a majority if more than two “outside directors” then serve on the Committee) will approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. If the Committee determines that an Award (other than an Option or SAR) is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the Performance Factors. Such performance goals (and any exclusions) shall (a) be set by the Committee prior to the earlier of 90 days after the commencement of the applicable Performance Period and the expiration of 25% of the Performance Period and (b) otherwise comply with the requirements of Section 162(m) of the Code and the regulations thereunder. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two then serve on the Committee) of such “outside directors” then serving on the Committee will determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Award has thereby been earned, and the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, the Committee may specify, in its sole discretion, at the time of the initial grant of the Award, the manner of adjustment of any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject to the extent necessary to prevent dilution or enlargement of any Award as a result of extraordinary events or circumstances, as determined by the Committee, or to exclude the effects of an event or occurrence which the Committee determines should appropriately be excluded, including: extraordinary, unusual, infrequent, or non-recurring items; an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; changes in applicable laws, regulations or accounting principles or standards; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction, but only to the extent such adjustments would be permitted under Section 162(m) of the Code.
11.4    Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.
11.5    Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, will have the power and authority to: (a) determine which Subsidiaries and Affiliates will be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company, Subsidiary or Affiliate under an agreement with a foreign nation or agency; (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs and practices; (d) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such sub-plans and/or modifications will be attached to this Plan as appendices); provided, however, that no such sub-plans and/or modifications will increase the share limitations contained in Section 3.4 hereof and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code or any other applicable United States governing statute or law.
ARTICLE 12
CORPORATE TRANSACTIONS
12.1    Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction, any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards will have their vesting accelerate as to all shares subject to such Award (and any applicable right of repurchase fully lapse) immediately prior to the Corporate Transaction. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participants in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.
12.2    Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan (“Substitute Awards”). Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the limitations on grants to a Participant under Section 3.4, nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.
ARTICLE 13
MISCELLANEOUS
13.1    Payment For Share Purchases. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement): (a) by cancellation of indebtedness of the Company to the Participant; (b) by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled; (c) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company; (d) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan; (e) by any combination of the foregoing or (f) by any other method of payment as is permitted by applicable law.
13.2    Withholding Taxes. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or the applicable tax event occurs, the Company may require the Participant to remit to the Company or to the Parent or Subsidiary employing the Participant an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax or social insurance liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax or social insurance requirements or any other tax liability legally due from the Participant. The Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld and such Shares will be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day. The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by paying cash, electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld (or such other amount that will not cause an adverse accounting consequence or cost), delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld or withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company.
13.3    Transferability. Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards will be exercisable: (a) during the Participant’s lifetime only by (i) the Participant or (ii) the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees and (c) in the case of all awards except ISOs, by a Permitted Transferee.
13.4    Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any Dividend Equivalent Rights permitted by an applicable Award Agreement. Any Dividend Equivalent Rights will be subject to the same vesting or performance conditions as the underlying Award. In addition, the Committee may provide that any Dividend Equivalent Rights permitted by an applicable Award Agreement will be deemed to have been reinvested in additional Shares or otherwise reinvested. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 13.5.
13.5    Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be. Dividend Equivalent Rights will not be granted in connection with any Options or SARs.
13.6    Certificates. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.
13.7    Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.
13.8    Repricing Prohibited. Other than pursuant to Section 3.5, the Committee will not (a) amend the terms of outstanding Options or SARs to reduce the Exercise Price of outstanding Options or SARs; (b) cancel outstanding Options or SARs when the Exercise Price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Corporate Transaction); or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed, in any case without prior stockholder approval.
13.9    Deferrals. The Committee may determine that the delivery of Shares, payment of cash or a combination thereof upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made only in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Committee may provide for distributions while a Participant is providing Services to the Company or any Parent or Subsidiary.
13.10    Securities Law and Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

13.11    No Obligation To Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of or to continue any other relationship with the Company or any Parent, Subsidiary or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate Participant’s employment or other relationship at any time.
13.12    Adoption and Stockholder Approval. This Plan will be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board.
13.13    Term of Plan; Governing Law. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of law rules).
13.14    Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect, including amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval or amend Section 13.8; provided further, that a Participant’s Award will be governed by the version of this Plan then in effect at the time such Award was granted.
13.15    Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
13.16    Insider Trading Policy. Each Participant who receives an Award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.
13.17    All Awards Subject to Company Clawback or Recoupment Policy. All Awards, subject to applicable law, will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.
13.18    Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A) that are otherwise required to be made under the Plan or any Award Agreement to a “specified employee” (as defined under Section 409A) as a result of his or her “separation from service” (as defined below) (other than a payment that is not subject to Section 409A) shall be delayed for the first six (6) months following such “separation from service” and shall instead be paid (in a manner set forth in the Award Agreement) on the payment date that immediately follows the end of such six-month period (or, if earlier, within 10 business days following the date of death of the specified employee) or as soon as administratively practicable within 60 days thereafter, but in no event later than the end of the applicable taxable year. A termination of employment shall not be deemed to have occurred for purposes of any provision of the Plan or any Award Agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A upon or following a termination of employment, unless such termination is also a “separation from service” within the meaning of Section 409A and the payment thereof prior to a “separation from service” would violate Section 409A. For purposes of any such provision of the Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment,” “termination of continuous Service” or like terms shall mean “separation from service.”

DECKERS BRANDS

250 COROMAR DRIVE
GOLETA, CA 93117

Investor Address Line 1
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Investor Address Line 3
Investor Address Line 4
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John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors
Nominees

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 Angel R. Martinez 02 John M. Gibbons 03 Karyn O. Barsa 04 Nelson C. Chan 05 Michael F. Devine, III
06 John G. Perenchio 07 James Quinn 08 Lauri M. Shanahan 09 Bonita C. Stewart

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

	For	Against	Abstain
2. To ratify the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2016.	☐	☐	☐
3. To approve, by a non-binding advisory vote, the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis section of the Proxy Statement.	☐	☐	☐
4. To approve the adoption of the Employee Stock Purchase Plan.	☐	☐	☐
5. To approve the adoption of the 2015 Stock Incentive Plan.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any continuations, postponements or adjournments thereof.

02 0000000000

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000253775_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

DECKERS OUTDOOR CORPORATION
Annual Meeting of Stockholders
September 10, 2015 4:00 PM
This proxy is solicited by the Board of Directors of Deckers Outdoor Corporation

The undersigned hereby appoints Thomas Garcia and Thomas A. George, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Common Stock of Deckers Outdoor Corporation which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the 2015 Annual Meeting of Stockholders to be held on September 10, 2015 and any continuations, postponements or adjournments thereof, with all powers which the undersigned would possess if present at the Meeting.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made but the card is signed, this proxy card will be voted for the election of all nominees under proposal 1, for proposal 2, for proposal 3, for proposal 4, and for proposal 5, and in the discretion of the proxies with respect to such other business as may properly come before the meeting. At the date the Proxy Statement went to press, we did not anticipate any other matters would be raised at the Annual Meeting.

0000253778_2 R1.0.0.51160

Continued and to be signed on reverse side